File No. 33-43845

811-3700

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 67  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 67  [X]

(Check appropriate box or boxes.)

The Dreyfus/Laurel Tax-Free Municipal Funds

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6000

Janette Farragher, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering November 1, 2012

It is proposed that this filing will become effective (check appropriate box)

 __ immediately upon filing pursuant to paragraph (b)

 X  on November 1, 2012 pursuant to paragraph (b)

 ____  days after filing pursuant to paragraph (a)(1)

 __ on (date) pursuant to paragraph (a)(1)

 ____  days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus BASIC California Municipal

Money Market Fund

Prospectus November 1, 2012

Ticker Symbol: DCLXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	7
General Policies	8
Distributions and Taxes	9
Services for Fund Investors	10
Financial Highlights	12
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to provide a high level of current income exempt from federal and California state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees* (charged if your account balance is less than $50,000)
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%
Other expenses	0.01%
Total annual fund operating expenses	0.46%
Fee waiver and/or expense reimbursement**	(0.01)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.45%

*Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

**The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of 0.01% for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and California state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California municipal obligations are not available for investment.

1

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

2

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2007: 0.83% Worst Quarter Q3, 2011: 0.00%
The fund's year-to-date total return as of 9/30/12 was 0.00%.

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	1.07%	1.26%
For the fund's current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $25,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P. O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and California state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Details

Goal and Approach

The fund seeks to provide a high level of current income exempt from federal and California state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and California state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California municipal obligations are not available for investment.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a

4

bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $239 billion in 183 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.26% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's shareholder report for the fiscal year ended June 30, 2012. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $27.1 trillion in assets under custody and administration and $1.3 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals,

5

tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

6

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in shares of the fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, mail to:

Dreyfus Institutional Department

P.O. Box 9882

Providence, Rhode Island 02940-8082

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $100, respectively. If, in the opinion of Dreyfus Investments Division, an investor has adequate intent and availability of assets to reach a future level of investment of $25,000, the minimum initial investment may be temporarily waived. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

7

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, mail to:

Dreyfus Institutional Department

P.O. Box 9882

Providence, Rhode Island 02940-8082

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may speak to a Dreyfus representative to request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000) or by Dreyfus TeleTransfer (minimum $1,000). There is a $100,000 per day limit on requests for redemption by check, wire and Dreyfus TeleTransfer, made on-line or through the Dreyfus Express® automated account access system.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

8

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $10,000 (below $500 if you have been a shareholder since November 20, 1995), the fund may ask you to increase your balance. If it is still below $10,000 (below $500 if you have been a shareholder since November 20, 1995) after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and California state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. For California state income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from California state income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California state income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

9

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-DREYFUS (inside the U.S. only).

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-DREYFUS (inside the U.S. only). Certain requests may require the services of a representative.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

10

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-DREYFUS (inside the U.S. only).

11

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended June 30,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.010	.027
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.010)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.02	1.04	2.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.45	.47	.49	.46
Ratio of net expenses to average net assets	.27	.40	.41	.49	.45
Ratio of net investment income to average net assets	.00[b]	.00[b]	.02	1.08	2.57
Net Assets, end of period ($ x 1,000)	78,335	86,054	95,914	194,785	259,683
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

12

NOTES

13

NOTES

14

NOTES

15

For More Information

Dreyfus BASIC California Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2012 MBSC Securities Corporation 0307P1112

Dreyfus BASIC Massachusetts Municipal

Money Market Fund

Prospectus November 1, 2012

Ticker Symbol: DMRXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	7
General Policies	8
Distributions and Taxes	9
Services for Fund Investors	10
Financial Highlights	12
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to provide a high level of current income exempt from federal and Massachusetts state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees* (charged if your account balance is less than $50,000)
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%
Other expenses	0.01%
Total annual fund operating expenses	0.46%
Fee waiver and/or expense reimbursement**	(0.01)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.45%

*Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

**The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of 0.01% for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable Massachusetts municipal obligations are not available for investment.

1

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

2

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q2, 2007: 0.83% Worst Quarter Q4, 2011: 0.00%
The fund's year-to-date total return as of 9/30/12 was 0.00%.

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	1.03%	1.24%
For the fund's current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $25,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P. O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and Massachusetts state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Details

Goal and Approach

The fund seeks to provide a high level of current income exempt from federal and Massachusetts state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable Massachusetts municipal obligations are not available for investment.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a

4

bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $239 billion in 183 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.18% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's shareholder report for the fiscal year ended June 30, 2012. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $27.1 trillion in assets under custody and administration and $1.3 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals,

5

tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

6

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in shares of the fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, mail to:

Dreyfus Institutional Department

P.O. Box 9882

Providence, Rhode Island 02940-8082

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $100, respectively. If, in the opinion of Dreyfus Investments Division, an investor has adequate intent and availability of assets to reach a future level of investment of $25,000, the minimum initial investment may be temporarily waived. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

7

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, mail to:

Dreyfus Institutional Department

P.O. Box 9882

Providence, Rhode Island 02940-8082

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may speak to a Dreyfus representative to request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000) or by Dreyfus TeleTransfer (minimum $1,000). There is a $100,000 per day limit on requests for redemption by check, wire and Dreyfus TeleTransfer, made on-line or through the Dreyfus Express® automated account access system.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

8

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $10,000 (below $500 if you have been a shareholder since May 8, 1996), the fund may ask you to increase your balance. If it is still below $10,000 (below $500 if you have been a shareholder since May 8, 1996) after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and Massachusetts state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. For Massachusetts state income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from Massachusetts state income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts state income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

9

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-DREYFUS (inside the U.S. only).

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-DREYFUS (inside the U.S. only). Certain requests may require the services of a representative.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

10

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-DREYFUS (inside the U.S. only).

11

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended June 30,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.009	.026
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.009)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.95	2.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.46	.47	.49	.46
Ratio of net expenses to average net assets	.19	.27	.32	.47	.45
Ratio of net investment income to average net	.00[b]	.00[b]	.00[b]	.96	2.51
Net Assets, end of period ($ x 1,000)	71,037	77,949	92,786	132,807	179,231
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

12

NOTES

13

NOTES

14

NOTES

15

For More Information

Dreyfus BASIC Massachusetts Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2012 MBSC Securities Corporation 0715P1112

Dreyfus BASIC New York Municipal

Money Market Fund

Prospectus November 1, 2012

Ticker Symbol: DNIXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	7
General Policies	8
Distributions and Taxes	9
Services for Fund Investors	10
Financial Highlights	12
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to provide a high level of current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees* (charged if your account balance is less than $50,000)
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%
Other expenses	0.01%
Total annual fund operating expenses	0.46%
Fee waiver and/or expense reimbursement**	(0.01)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.45%

*Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

**The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of 0.01% for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and New York state and New York city income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and New York state and New York city income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment.

1

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

2

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2007: 0.83% Worst Quarter Q4, 2011: 0.00%
The fund's year-to-date total return as of 9/30/12 was 0.00%.

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	1.14%	1.31%
For the fund's current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $25,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal, New York state and New York city income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Details

Goal and Approach

The fund seeks to provide a high level of current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a

4

bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests only in high quality debt securities, any of the fund’s holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $239 billion in 183 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.26% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's shareholder report for the fiscal year ended June 30, 2012. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $27.1 trillion in assets under custody and administration and $1.3 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals,

5

tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

6

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in shares of the fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, mail to:

Dreyfus Institutional Department

P.O. Box 9882

Providence, Rhode Island 02940-8082

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $100, respectively. If, in the opinion of Dreyfus Investments Division, an investor has adequate intent and availability of assets to reach a future level of investment of $25,000, the minimum initial investment may be temporarily waived. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

7

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, mail to:

Dreyfus Institutional Department

P.O. Box 9882

Providence, Rhode Island 02940-8082

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may speak to a Dreyfus representative to request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000) or by Dreyfus TeleTransfer (minimum $1,000). There is a $100,000 per day limit on requests for redemption by check, wire and Dreyfus TeleTransfer, made on-line or through the Dreyfus Express® automated account access system.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

8

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $10,000 (below $500 if you have been a shareholder since December 8, 1995), the fund may ask you to increase your balance. If it is still below $10,000 (below $500 if you have been a shareholder since December 8, 1995) after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal, New York state and New York city income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. For New York state and New York city income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from New York state and New York city income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York state income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

9

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-DREYFUS (inside the U.S. only).

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-DREYFUS (inside the U.S. only). Certain requests may require the services of a representative.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

10

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-DREYFUS (inside the U.S. only).

11

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended June 30,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.001	.013	.026
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.001)	(.013)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.07	1.35	2.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.46	.47	.49	.46
Ratio of net expenses to average net assets	.27	.42	.43	.48	.45
Ratio of net investment income to average net assets	.00[b]	.00[b]	.07	1.37	2.61
Net Assets, end of period ($ x 1,000)	152,941	169,493	221,622	303,439	364,121
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

12

NOTES

13

For More Information

Dreyfus BASIC New York Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2012 MBSC Securities Corporation 0316P1112

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2012 as revised or amended February 1, 2012, March 1, 2012, May 1, 2012,
June 18, 2012, July 30, 2012, October 1, 2012 and November 1, 2012

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Funds, Inc.	DFI
Dreyfus Mid-Cap Growth Fund	DMCGF	Class A/FRSDX	December 31st	May 1st
Class C/FRSCX
Class F/FRSPX
Class I/FRXRX
Dreyfus Investment Funds	DIF
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	D/TBCEMCEF	Class A/DBEAX	September 30th	February 1st
Class C/DBECX
Class I/SBCEX
Dreyfus/The Boston Company Large Cap Core Fund	D/TBCLCCF	Class A/DBLAX	September 30th	February 1st
Class C/DBLCX
Class I/SDEQX
Dreyfus/The Boston Company Small Cap Growth Fund	D/TBCSCGF	Class I/SSETX	September 30th	February 1st
Dreyfus/The Boston Company Small Cap Value Fund	D/TBCSCVF	Class I/STSVX	September 30th	February 1st
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	D/TBCSCTSEF	Class I/SDCEX	September 30th	February 1st
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	D/TBCSMCGF	Class A/DBMAX	September 30th	February 1st
Class C/DBMCX
Class I/SDSCX
Dreyfus/Newton International Equity Fund	D/NIEF	Class A/NIEAX	September 30th	February 1st
Class C/NIECX
Class I/SNIEX
Dreyfus/Standish Fixed Income Fund	D/SFIF	Class I/SDFIX	December 31st	May 1st
Dreyfus/Standish Global Fixed Income Fund	D/SGFIF	Class A/DHGAX	December 31st	May 1st
Class C/DHGCX
Class I/SDGIX

GRP5-SAI-1112

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus/Standish International Fixed Income Fund	D/SIFIF	Class I/SDIFX	December 31st	May 1st
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	D/SITEBF	Class A/DSDAX	September 30th	February 1st
Class C/DSDCX
Class I/SDITX
The Dreyfus/Laurel Funds, Inc.	DLFI
Dreyfus AMT-Free Municipal Reserves	DAMTFMR	Class R/DTMXX	October 31st	March 1st
Investor Shares/DLTXX
BASIC Shares/DLRXX
Class B/DMBXX
Dreyfus BASIC S&P 500 Stock Index Fund	DBSPSIF	DSPIX	October 31st	March 1st
Dreyfus Bond Market Index Fund	DBMIF	BASIC Shares/DBIRX	October 31st	March 1st
Investor Shares/DBMIX
Dreyfus Core Equity Fund	DCEF	Class A/DLTSX	August 31st	January 1st
Class C/DPECX
Class I/DPERX
Dreyfus Disciplined Stock Fund	DDSF	DDSTX	October 31st	March 1st
Dreyfus Money Market Reserves	DMMR	Class R/DPOXX	October 31st	March 1st
Investor Shares/DPIXX
Dreyfus Opportunistic Fixed Income Fund	DOFIF	Class A/DSTAX	October 31st	March 1st
Class C/DSTCX
Class I/DSTRX
Dreyfus Small Cap Fund	DSCF	Class A/DSVAX	October 31st	March 1st
Class C/DSVCX
Class I/DSVRX
Dreyfus Tax Managed Growth Fund	DTMGF	Class A/DTMGX	October 31st	March 1st
Class C/DPTAX
Class I/DPTRX
Dreyfus U.S. Treasury Reserves	DUSTR	Class R/DUTXX	October 31st	March 1st
Investor Shares/DUIXX
The Dreyfus/Laurel Funds Trust	DLFT
Dreyfus Emerging Markets Debt Local Currency Fund	DEMDLCF	Class A/DDBAX	May 31st	October 1st
Class C/DDBCX
Class I/DDBIX
Dreyfus Equity Income Fund	DEIF	Class A/DQIAX	May 31st	October 1st
Class C/DQICX
Class I/DQIRX
Dreyfus Global Equity Income Fund	DGEIF	Class A/DEQAX	October 31st	March 1st
Class C/DEQCX
Class I/DQEIX
Dreyfus High Yield Fund	DHYF	Class A/DPLTX	December 31st	May 1st
Class C/PTHIX
Class I/DLHRX

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus International Bond Fund	DIBF	Class A/DIBAX	October 31st	March 1st
Class C/DIBCX
Class I/DIBRX
The Dreyfus/Laurel Tax-Free Municipal Funds	DLT-F
Dreyfus BASIC California Municipal Money Market Fund	DBCMMMF	DCLXX	June 30th	October 31st
Dreyfus BASIC Massachusetts Municipal Money Market Fund	DBMMMMF	DMRXX	June 30th	October 31st
Dreyfus BASIC New York Municipal Money Market Fund	DBNYMMMF	DNIXX	June 30th	October 31st

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year, except that for funds with fiscal years ended August 31st, September 30th and October 31st, "last fiscal year" means the fiscal year ended in the immediately preceding calendar year.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds and Cash Management Funds	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-2
Multi-Class Funds	III-3
Converting Shares	III-6
Taxpayer ID Number	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Automated Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-11
Share Certificates; Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-11
Exchanges	III-12
Fund Exchanges	III-12
Dreyfus Auto-Exchange Privilege	III-13
Dreyfus Automatic Asset Builder®	III-14

Dreyfus Government Direct Deposit Privilege	III-14
Dreyfus Payroll Savings Plan	III-14
Dreyfus Dividend Options	III-14
Dreyfus Dividend Sweep	III-14
Dreyfus Dividend ACH	III-14
Automatic Withdrawal Plan	III-14
Letter of Intent - Class A Shares	III-15
Corporate Pension/Profit-Sharing and Retirement Plans	III-15
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-16
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-16
All Funds other than Money Market Funds	III-17
Equity Securities	III-17
Common Stock	III-17
Preferred Stock	III-17
Convertible Securities	III-18
Warrants	III-18
IPOs	III-18
Fixed-Income Securities	III-19
U.S. Government Securities	III-20
Corporate Debt Securities	III-21
Ratings of Securities	III-21
High Yield and Lower-Rated Securities	III-21
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-22
Inflation-Indexed Securities	III-23
Variable and Floating Rate Securities	III-23
Participation Interests and Assignments	III-24
Mortgage-Related Securities	III-25
Asset-Backed Securities	III-29
Collateralized Debt Obligations	III-29
Municipal Securities	III-30
Taxable Investments (municipal or other tax-exempt funds only)	III-35
Funding Agreements	III-35
Real Estate Investment Trusts (REITs)	III-35
Money Market Instruments	III-35
Bank Obligations	III-36
Repurchase Agreements	III-36
Commercial Paper	III-36
Foreign Securities	III-36
Emerging Markets	III-37
Brazil	III-37
Certain Asian Emerging Market Countries	III-38
India	III-38
Depositary Receipts and New York Shares	III-40
Sovereign Debt Obligations	III-40
Eurodollar and Yankee Dollar Investments	III-42
Investment Companies	III-42
Private Investment Funds	III-42
Exchange-Traded Funds (ETFs)	III-42
Exchange-Traded Notes	III-43
Derivatives	III-43
Futures Transactions	III-45
Options	III-46

Swap Transactions	III-47
Credit Linked Securities	III-49
Credit Derivatives	III-49
Structured Securities and Hybrid Instruments	III-49
Participatory Notes	III-50
Custodial Receipts	III-50
Combined Transactions	III-51
Future Developments	III-51
Foreign Currency Transactions	III-51
Commodities	III-52
Short-Selling	III-52
Lending Portfolio Securities	III-53
Borrowing Money	III-53
Borrowing Money for Leverage	III-53
Reverse Repurchase Agreements	III-54
Forward Commitments	III-54
Forward Roll Transactions	III-54
Illiquid Securities	III-55
Illiquid Securities Generally	III-55
Section 4(2) Paper and Rule 144A Securities	III-55
Non-Diversified Status	III-55
Investments in the Technology Sector	III-55
Investments in the Real Estate Sector	III-56
Investments in the Natural Resources Sector	III-56
Money Market Funds	III-56
Ratings of Securities	III-57
Treasury Securities	III-57
U.S. Government Securities	III-57
Repurchase Agreements	III-57
Bank Obligations	III-58
Bank Securities	III-59
Floating and Variable Rate Obligations	III-59
Participation Interests	III-59
Asset-Backed Securities	III-60
Commercial Paper	III-60
Investment Companies	III-60
Foreign Securities	III-60
Municipal Securities	III-60
Derivative Products	III-60
Stand-By Commitments	III-60
Taxable Investments (municipal or other tax-exempt funds only)	III-61
Illiquid Securities	III-61
Borrowing Money	III-61
Reverse Repurchase Agreements	III-61
Forward Commitments	III-61
Interfund Borrowing and Lending Program	III-61
Lending Portfolio Securities	III-61
RATING CATEGORIES	III-61
S&P	III-62
Long-Term Issue Credit Ratings	III-62
Short-Term Issue Credit Ratings	III-63
Municipal Short-Term Note Ratings Definitions	III-64
Moody's	III-64
Long-Term Obligation Ratings and Definitions	III-64
Short-Term Ratings	III-65

U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-65
Fitch	III-66
Corporate Finance Obligations — Long-Term Rating Scales	III-66
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-67
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-67
DBRS	III-68
Long Term Obligations	III-68
Commercial Paper and Short Term Debt	III-68
ADDITIONAL INFORMATION ABOUT THE BOARD	III-69
Boards' Oversight Role in Management	III-69
Board Composition and Leadership Structure	III-70
Additional Information About the Boards and Their Committees	III-70
MANAGEMENT ARRANGEMENTS	III-70
The Manager	III-70
Sub-Advisers	III-71
Portfolio Allocation Manager	III-72
Portfolio Managers and Portfolio Manager Compensation	III-72
Certain Conflicts of Interest with Other Accounts	III-78
Code of Ethics	III-78
Distributor	III-79
Transfer and Dividend Disbursing Agent and Custodian	III-79
DETERMINATION OF NAV	III-80
Valuation of Portfolio Securities (funds other than money market funds)	III-80
Valuation of Portfolio Securities (money market funds only)	III-81
Calculation of NAV	III-81
Expense Allocations	III-81
NYSE and Transfer Agent Closings	III-82
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-82
Funds Other Than Money Market Funds	III-82
Money Market Funds	III-82
TAXATION	III-83
Taxation of the Funds	III-83
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-84
Sale, Exchange or Redemption of Shares	III-86
PFICs	III-87
Non-U.S. Taxes	III-87
Foreign Currency Transactions	III-87
Financial Products	III-88
Payments with Respect to Securities Loans	III-88
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-88
Inflation-Indexed Treasury Securities	III-88
Certain Higher-Risk and High Yield Securities	III-88
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-89
Investing in Mortgage Entities	III-89
Tax-Exempt Shareholders	III-90
Backup Withholding	III-90
Foreign (Non-U.S.) Shareholders	III-90
The Hiring Incentives to Restore Employment Act	III-92
Possible Legislative Changes	III-92
Other Tax Matters	III-92
PORTFOLIO TRANSACTIONS	III-93
Trading the Funds' Portfolio Securities	III-93

Soft Dollars	III-95
IPO Allocations	III-96
Disclosure of Portfolio Holdings	III-96
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-97
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-98
Massachusetts Business Trusts	III-98
Fund Shares and Voting Rights	III-98
GLOSSARY	III-99

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
(1997-present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011–present) Managing Director, Morgan Stanley Investment Management (1993-2010)	N/A
James M. Fitzgibbons 1934 Board Member	Corporate Director and Trustee	Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
Kenneth A. Himmel 1946 Board Member

President and CEO, Related Urban Development, a real estate development company (1996-present)

President and CEO, Himmel & Company, a real estate development company (1980-present)

CEO, American Food Management, a restaurant company (1983-present)

N/A

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Stephen J. Lockwood 1947 Board Member	Chairman of the Board, Stephen J. Lockwood & Company, LLC, a real estate investment company (2000-present)	N/A
Roslyn M. Watson 1949 Board Member	Principal, Watson Ventures, Inc., a real estate investment company (1993-present)	N/A
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Francine J. Bovich	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley
DLFI	1999	2012	1993	1993	1993	1993	1998
DLFT	1999	2012	1980	1988	1993	1992	1998
DLT-F	1999	2012	1983	1988	1993	1992	1998
DIF	2008	2011	2008	2008	2008	2008	2008
DFI	2009	2011	2009	2009	2009	2009	2009

Each board member, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds board member for over ten years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

• James M. Fitzgibbons –Mr. Fitzgibbons has also served as an officer or a board member of numerous public and private companies for over 40 years. These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company. He also has served as President of the American Textile Manufacturers Institute (the domestic industry’s trade association) and Chairman of the Board of the Tanners’ Council of America (the U.S. leather manufacturing trade group). He has been a board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a board member of significant charitable and nonprofit organizations.

• Kenneth A. Himmel –Mr. Himmel has over 30 years experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

• Stephen J. Lockwood –Mr. Lockwood’s business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a NYSE-listed insurance holding company.

• Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, SBLI USA Mutual Life Insurance Company, Inc., The Hyams Foundation, Inc., Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

• Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

Committee Meetings

The boards' audit, nominating, compensation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Pricing

DLFI (8/31 fiscal year end)	3	1	1	0
DLFI (10/31 fiscal year end)	3	1	1	0
DLFT (5/31 fiscal year end)	3	1	1	0
DLFT (10/31 fiscal year end)	3	1	1	0
DLFT (12/31 fiscal year end)	3	1	1	0
DLT-F	3	1	1	0
DIF (9/30 fiscal year end)	3	1	1	0
DIF (12/31 fiscal year end)	3	1	1	0
DFI	3	1	1	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2011.

Fund	Joseph S. DiMartino	Francine J. Bovich*	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DMCGF	None	None	None	None	None	None	None
D/TBCEMCEF	None	None	None	None	None	None	None
D/TBCLCCF	None	None	None	None	None	None	None
D/TBCSCGF	None	None	None	None	None	None	None
D/TBCSCVF	None	None	None	None	None	None	None
D/TBCSCTSEF	None	None	None	None	None	None	None
D/TBCSMCGF	None	None	None	None	None	None	None
D/NIEF	None	None	None	None	None	None	None
D/SFIF	None	None	None	None	None	None	None
D/SGFIF	None	None	None	None	None	None	None
D/SIFIF	None	None	None	None	None	None	None
D/SITEBF	None	None	None	None	None	None	None
DAMTFMR	None	N/A	None	None	None	None	None
DBSPSIF	$10,001-$50,000	N/A	None	None	None	None	None
DBMIF	None	N/A	None	None	None	None	None
DCEF	None	N/A	None	None	None	None	None
DDSF	None	N/A	$0- $10,000	None	None	$10,001-$50,000	None
DMMR	None	N/A	None	None	None	None	None
DOFIF	None	N/A	None	None	None	None	$50,001-$100,000
DSCF	None	N/A	None	None	None	None	None
DTMGF	None	N/A	None	None	None	None	None
DUSTR	None	N/A	None	None	None	$0- $10,000	None

Fund	Joseph S. DiMartino	Francine J. Bovich*	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DEMDLCF	None	N/A	None	None	Over $100,000	$0- $10,000	None
DEIF	None	N/A	None	None	None	None	None
DGEIF	None	N/A	None	None	None	None	None
DHYF	None	None	$10,001-$50,000	None	Over $100,000	None	None
DIBF	None	N/A	None	None	None	None	None
DBCMMMF	None	N/A	None	None	None	None	None
DBMMMMF	None	N/A	None	None	None	None	None
DBNYMMMF	None	N/A	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	None	Over $100,000	None	Over $100,000	$50,001-$100,000	$50,001-$100,000

* Ms. Bovich was not a board member of DLFI, DLFT or DLT-F as of December 31, 2011.

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on October 3, 2012.

As of December 31, 2011, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses under each board member's total compensation) during 2011, were as follows:

Fund	Joseph S. DiMartino	Francine J. Bovich	James M. Fitzgibbons	J. Tomlinson Fort***	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DLFI (8/31 fiscal year end)	$25,313	N/A	$20,250	$10,125	$18,750	$18,750	$20,250	$20,250

Fund	Joseph S. DiMartino	Francine J. Bovich	James M. Fitzgibbons	J. Tomlinson Fort***	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DLFI (10/31 fiscal year end)	$33,753	N/A	$27,566	$12,625	$25,250	$25,250	$27,901	$27,566
DLFT (5/31 fiscal year end)	$36,779	$23,815	$28,615	$14,286	$23,018	$25,141	$29,961	$28,615
DLFT (10/31 fiscal year end)	$31,252	N/A	$27,063	$13,250	$21,750	$24,750	$27,491	$27,063
DLFT (12/31 fiscal year end)	$31,252	N/A	$27,063	$13,250	$21,750	$24,750	$27,491	$27,063
DLT-F	$17,722	$1,607	$16,677	$6,343	$13,735	$13,953	$18,027	$16,677
DIF (9/30 fiscal year end)	$27,500	N/A	$20,500	N/A	$19,100	$20,600	$22,000	$22,000
DIF (12/31 fiscal year end)	$33,440	$4,462	$25,813	N/A	$22,500	$25,000	$28,100	$27,313
DFI	$33,440	$4,462	$25,813	N/A	$22,500	$25,000	$28,100	$27,313

Total compensation from the funds and fund complex (**)	$1,062,188 (173)	$11,852 (13)	$126,500 (35)	$53,625 (21)	$113,000 (35)	$118,500 (35)	$186,500 (46)	$349,500 (72)

* Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of Boards and expenses reimbursed to board members for attending board meetings.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2011.

*** Emeritus board member of DLFI, DLFT and DLT-F since April 12, 2008.

OFFICERS

Name Year of Birth Position Since[1]	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	72 (156)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	73 (183)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	73 (183)

Name Year of Birth Position Since[1]	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	73 (183)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	73 (183)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	73 (183)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	73 (183)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	73 (183)
Robert R. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	73 (183)
Jeff Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	73 (183)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	73 (183)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	73 (183)
Robert S. Robol[2] 1964 Assistant Treasurer 2002	Senior Accounting Manager – Fixed Income Funds of the Manager	73 (183)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	73 (183)
Robert Svagna[3] 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of the Manager	73 (183)

Name Year of Birth Position Since[1]	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management

69 (179)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	73 (183)

1 With respect to DIF and DFI, each officer held his or her respective position with the fund since 2008 and 2009, respectively, except for Messrs. Skapyak and Matthew D. Connolly and Mses. Astwood and Farragher, whose dates are as shown above.

2 Mr. Robol has held this position since 2002 with respect to D/LFI and D/LFT and 2003 with respect to D/LT-F.

3 Mr. Svagna has held this position since 2002 with respect to D/LFI and D/LFT and 2005 with respect to D/LT-F.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION

(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DMCGF	N/A
D/TBCEMCEF	N/A
D/TBCLCCF	Robert Eastman, James Lyndotes
D/TBCSCGF	N/A
D/TBCSCVF	N/A
D/TBCSCTSEF	N/A
D/TBCSMCGF	N/A
D/NIEF	N/A
D/SFIF	David Horsfall
D/SGFIF	N/A
D/SIFIF	N/A
D/SITEBF	N/A
DBSPSIF	Rebecca Gao, Lyn Hutchinson, Danny Lai, Todd Rose, Marlene Walker Smith
DBMIF	N/A
DCEF	N/A
DDSF	Robert Eastman, James Lyndotes
DOFIF	David Bowser, Peter Vaream

Fund	Additional Portfolio Managers

DSCF	N/A
DTMGF	N/A
DEMDLCF	N/A
DEIF	N/A
DGEIF	N/A
DHYF	Dean Graves, Stephen Sylvester
DIBF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, unless otherwise indicated:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Chris Barris	2	$1.4B	5	$2.7B	0	$0
C. Wesley Boggs	10	$1.4B	11	$612.0M	61	$7.0B
David R. Bowser	5	$1.8B	6	$1.2B	64	$5.4B
James Boyd	6	$2.2B	2	$402.5M	26	$2.6B
Stephanie K. Brandaleone	3	$1.1B	3	$183.7M	22	$1.1B
Richard A. Brown	81	$37.7B	82	$60.0B	67	$60.4B
Thomas Casey	6	$3.6B	0	$0	144	$1.9B
Warren Chiang	10	$1.4B	11	$612.0M	61	$7.0B
Nick Clay[1]	1	$166.0M	1	$171.0M	2	$765.0M
Joseph M. Corrado	3	$1.1B	3	$183.7M	22	$1.1B
Catherine P. Crain[2]	5	$5.3B	0	$0	96	$3.8B
Kevin Cronk[3]	2	$1.4B	0	$0	0	$0
David Daglio	6	$2.2B	2	$402.5M	26	$2.6B
Thomas J. Durante	81	$37.7B	82	$60.0B	67	$60.4B
Dale Dutile	6	$2.2B	2	$402.5M	26	$2.6B
Sean P. Fitzgibbon[2]	19	$5.2B	5	$229.9M	15	$1.3B
Ronald Gala	10	$1.4B	11	$612.0M	61	$7.0B
James Harries	1	$16.5M	4	$4.0B	2	$1.4B
Steven W. Harvey	4	$1.8B	1	$321.8M	277	$2.3B
David Horsfall	1	$33M	2	$345.0M	1	$197M
Jeff Jacobe[2]	5	$5.3B	1	$15.0M	81	$3.9B
Creighton Kang	6	$2.2B	2	$402.5M	26	$2.6B
Alexander Kozhemiakin	5	$4.0B	4	$3.6B	24	$3.1B
David Leduc[4]	3	$1.7B	4	$2.6B	12	$4.4B
Gentry Lee[2]	5	$5.3B	16	$2.1B	151	$5.9B
Jay Malikowski	17	$4.5B	5	$213.8M	17	$1.4B
Paul Markham	1	$439.7M	5	$847.0M	7	$2.3B
Jeffrey D. McGrew[2]	19	$5.2B	5	$229.9M	15	$1.3B
Jeff Munroe[5]	1	$438.0M	3	$2.2B	6	$3.2B
Javier Murcio	5	$4.0B	4	$3.6B	24	$3.1B
Brendan Murphy[4]	3	$1.7B	4	$2.6B	12	$4.4B
Jocelin A. Reed	10	$1.4B	11	$612.0M	61	$7.0B
Nancy Rogers	2	$2.3B	4	$488.2M	6	$4.3B

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Christopher B. Sarofim[2]	5	$5.3B	0	$0	13	$2.2B
Fayez S. Sarofim[2]	5	$5.3B	16	$2.1B	430	$12.9B
Charles E. Sheedy[2]	5	$5.3B	14	$2.0B	65	$1.9B
Christine L. Todd	1	$135.8M	1	$322.5M	80	$3.7B
P. Hans Von Der Luft	5	$805.8M	3	$500.5M	29	$1.7B
Todd Wakefield	5	$805.8M	3	$500.5M	29	$1.7B
B. Randall Watts[4]	5	$884.3M	3	$560.8M	29	$1.9B
Karen Q. Wong	81	$37.7B	82	$60.0B	67	$60.4B
Zandra Zelaya[6]	14	$7.2B	31	$16.0B	29	$5.1B
Robert C. Zeuthen	5	$884.3M	3	$560.8M	29	$1.9B

1 Mr. Clay became a primary portfolio manager of the fund effective October 25, 2012. As a result, his information is as of September 30, 2012.

2 Since the portfolio manager is a primary portfolio manager for multiple funds, information is only provided as of October 31, 2011.

3 Mr. Cronk became a primary portfolio manager of the fund effective September 14, 2012. As a result, his information is as of July 31, 2012.

4 Since the portfolio manager is a primary portfolio manager for multiple funds, information is only provided as of December 31, 2011.

5 Mr. Munroe became a primary portfolio manager of the fund effective October 25, 2012. As a result, his information is as of September 30, 2012.

6 Ms. Zelaya will become a primary portfolio manager of the fund effective January 1, 2013. As a result, her information is as of July 31, 2012.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Chris Barris	None	N/A	N/A
C. Wesley Boggs	Registered Investment Companies	N/A	N/A
	Other Pooled Investment Vehicles	1	$77.0M
	Other Accounts	10	$1.6B
David R. Bowser	None	N/A	N/A
James Boyd	Other Accounts	3	$675.4M
Stephanie K. Brandaleone	None	N/A	N/A
Richard A. Brown	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Warren Chiang	Registered Investment Companies	N/A	N/A
	Other Pooled Investment Vehicles	1	$77.0M
	Other Accounts	10	$1.6B
Nick Clay[1]	Other Accounts	2	$765.0M
Joseph M. Corrado	None	N/A	N/A
Catherine P. Crain[2]	None	N/A	N/A
Kevin Cronk[3]	None	N/A	N/A
David Daglio	Other Accounts	3	$675.4M
Thomas J. Durante	None	N/A	N/A

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Dale Dutile	Other Accounts	3	$675.4M
Sean P. Fitzgibbon[2]	Other Accounts	3	$45.7M
Ronald Gala	Registered Investment Companies	N/A	N/A
	Other Pooled Investment Vehicles	1	$77.0M
	Other Accounts	10	$1.6B
James Harries	None	N/A	N/A
Steven W. Harvey	None	N/A	N/A
David Horsfall	None	N/A	N/A
Jeff Jacobe[2]	None	N/A	N/A
Creighton Kang	Other Accounts	3	$675.4M
Alexander Kozhemiakin	None	N/A	N/A
David Leduc[4]	None	N/A	N/A
Gentry Lee[2]	None	N/A	N/A
Jay Malikowski	Other Accounts	3	$45.4M
Paul Markham	Other Accounts	2	$413.2M
Jeffrey D. McGrew[2]	Other Accounts	3	$45.7M
Jeff Munroe[5]	Other Accounts	3	$1.0B
Javier Murcio	None	N/A	N/A
Brendan Murphy[4]	None	N/A	N/A
Jocelin A. Reed	Registered Investment Companies	N/A	N/A
	Other Pooled Investment Vehicles	1	$77.0M
	Other Accounts	10	$1.6B
Nancy Rogers	None	N/A	N/A
Christopher B. Sarofim[2]	None	N/A	N/A
Fayez S. Sarofim[2]	None	N/A	N/A
Charles E. Sheedy[2]	None	N/A	N/A
Christine L. Todd	None	N/A	N/A
P. Hans Von Der Luft	Other Accounts	3	$218.7M
Todd Wakefield	Other Accounts	3	$218.7M
B. Randall Watts[4]	Other Accounts	3	$217.2M
Karen Q. Wong	None	N/A	N/A
Zandra Zelaya[6]	Other Pooled Investment Vehicles	4	$259.0M
	Other Accounts	1	$1.2B
Robert C. Zeuthen	Other Accounts	3	$217.2M

1 Mr. Clay became a primary portfolio manager of the fund effective October 25, 2012. As a result, his information is as of September 30, 2012.

2 Since the portfolio manager is a primary portfolio manager for multiple funds, information is only provided as of October 31, 2011.

3 Mr. Cronk became a primary portfolio manager of the fund effective September 14, 2012. As a result, his information is as of July 31, 2012.

4 Since the portfolio manager is a primary portfolio manager for multiple funds, information is only provided as of December 31, 2011.

5 Mr. Munroe became a primary portfolio manager of the fund effective October 25, 2012. As a result, his information is as of September 30, 2012.

6 Ms. Zelaya will become a primary portfolio manager of the fund effective January 1, 2013. As a result, her information is as of July 31, 2012.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Chris Barris	DHYF	None
C. Wesley Boggs	DEIF	None
David R. Bowser	D/SFIF	None
James Boyd	DSCF	None
Stephanie K. Brandaleone	D/TBCSCVF	None
Richard A. Brown	DBSPSIF	None
Thomas Casey	D/SITEBF	None
Warren Chiang	DEIF	None
Nick Clay[1]	DGEIF	None
Joseph M. Corrado	D/TBCSCVF	$100,001-$500,000
Catherine P. Crain	DCEF	None
	DTMGF	None
Kevin Cronk[2]	DHYF	None
David Daglio	DSCF	None
Thomas J. Durante	DBSPSIF	$0-$10,000
Dale Dutile	DSCF	$100,001-$500,000
Sean P. Fitzgibbon	D/TBCEMCEF	$10,001-$50,000
	D/TBCLCCF	None
	DDSF	$10,001-$50,000
Ronald Gala	DEIF	None
James Harries	DGEIF	None
Steven W. Harvey	D/SITEBF	None
David Horsfall	DOFIF	None
Jeff Jacobe	DCEF	None
	DTMGF	None
Creighton Kang	DSCF	None
Alexander Kozhemiakin	DEMDLCF	None
David Leduc	D/SGFIF	None
	D/SIFIF	None
	DOFIF	None
	DIBF	$0-$10,000
Gentry Lee	DCEF	None
	DTMGF	None
Jay Malikowski	D/TBCEMCEF	None
Paul Markham	D/NIEF	None
Jeffrey D. McGrew	D/TBCLCCF	None
	DDSF	None
Jeff Munroe[3]	D/NIEF	None
Javier Murcio	DEMDLCF	None
Brendan Murphy	D/SGFIF	None
	D/SIFIF	None
	DIBF	$50,001-$100,000
Jocelin A. Reed	DEIF	None
Nancy Rogers	DBMIF	None
Christopher B. Sarofim	DCEF	None
	DTMGF	None
Fayez S. Sarofim	DCEF	Over $1,000,000
	DTMGF	Over $1,000,000
Charles E. Sheedy	DCEF	None
	DTMGF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Christine L. Todd	D/SITEBF	None
P. Hans Von Der Luft	D/TBCSCGF	None
Todd Wakefield	D/TBCSCTSEF	None
	D/TBCSMCGF	None
B. Randall Watts	DMCGF	None
	D/TBCSCGF	None
	D/TBCSCTSEF	None
	D/TBCSMCGF	None
Karen Q. Wong	DBSPSIF	None
Zandra Zelaya[4]	DBMIF	None
Robert C. Zeuthen	DMCGF	None

1 Mr. Clay became a primary portfolio manager of the fund effective October 25, 2012. As a result, his information is as of September 30, 2012.

2 Mr. Cronk became a primary portfolio manager of the fund effective September 14, 2012. As a result, his information is as of July 31, 2012.

3 Mr. Munroe became a primary portfolio manager of the fund effective October 25, 2012. As a result, his information is as of September 30, 2012.

4 Ms. Zelaya will become a primary portfolio manager of the fund effective January 1, 2013. As a result, her information is as of July 31, 2012.

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund	Fee payable	Reduction in Fee	Net fee paid	Fee payable	Reduction in Fee	Net fee paid	Fee payable	Reduction in Fee	Net fee paid

DEIF	$201,807	$173,158	$28,649	$21,280	$21,280	$0	$11,067	$11,067	$0
DEMDLCF	$21,020,681	$0	$21,020,681	$10,389,843	$0	$10,389,843	$895,997	$55,525	$840,472
DBCMMMF	$430,704	$182,505[1]	$248,199	$474,980	$62,845[2]	$412,135	$685,799	$91,949[3]	$593,850
DBMMMMF	$345,342	$207,039[4]	$138,303	$374,086	$150,979[5]	$223,107	$482,621	$158,361[6]	$324,260
DBNYMMMF	$732,355	$302,850[7]	$429,505	$885,260	$77,280[8]	$807,980	$1,238,887	$114,171[9]	$1,124,716

1 For the fiscal year ended June 30, 2012, the management fee was reduced by $177,056, pursuant to an undertaking by the Manager, and by $5,449, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

2 For the fiscal year ended June 30, 2011, the management fee was reduced by $57,608, pursuant to an undertaking by the Manager, and by $5,237, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

3 For the fiscal year ended June 30, 2010, the management fee was reduced by $84,134, pursuant to an undertaking by the Manager, and by $7,815, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

4 For the fiscal year ended June 30, 2012, the management fee was reduced by $202,097, pursuant to an undertaking by the Manager, and by $4,942, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

5 For the fiscal year ended June 30, 2011, the management fee was reduced by $146,247, pursuant to an undertaking by the Manager, and by $4,732, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

6 For the fiscal year ended June 30, 2010, the management fee was reduced by $150,818, pursuant to an undertaking by the Manager, and by $7,543, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

7 For the fiscal year ended June 30, 2012, the management fee was reduced by $292,231, pursuant to an undertaking by the Manager, and by $10,619, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

8 For the fiscal year ended June 30, 2011, the management fee was reduced by $66,610, pursuant to an undertaking by the Manager, and by $10,670, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

9 For the fiscal year ended June 30, 2010, the management fee payable was reduced by $96,065, pursuant to an undertaking by the Manager, and by $18,106, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Reduction in Fee	Net fee paid	Fee payable	Reduction in Fee	Net fee paid	Fee payable	Reduction in Fee	Net fee paid

DMCGF[1]	$1,116,359	$64,236	$1,052,123	$1,005,680	$106,176	$899,504	$955,369[2]	$0	$955,369
D/TBCEMCEF	$163,647	$163,647	$0	$177,199	$177,199	$0	$135,210[3]	$135,210	$0
D/TBCLCCF	$146,164	$96,177	$49,987	$158,986	$106,250	$52,736	$188,113[3]	$121,461	$66,652
D/TBCSCGF	$1,675,524	$21,934	$1,653,590	$2,025,281	$0	$2,025,281	$1,820,035[3]	$0	$1,820,035
D/TBCSCVF	$3,856,968	$0	$3,856,968	$3,839,795	$0	$3,839,795	$2,941,712[3]	$0	$2,941,712
D/TBCSCTSEF	$1,241,054	$0	$1,241,054	$1,531,471	$0	$1,531,471	$1,710,982[3]	$0	$1,710,982
D/TBCSMGF	$2,925,145	$0	$2,925,145	$1,607,461	$0	$1,607,461	$642,089[3]	$13	$642,076
D/NIEF	$4,839,114	$0	$4,839,114	$3,449,417	$0	$3,449,417	$1,412,416[4]	$69,929	$1,342,487
D/SFIF[5]	$909,886	$38,580	$871,036	$1,011,047	$110,137	$900,910	$982,635[6]	$234,830	$747,805
D/SGFIF	$673,511	$29,547	$643,964	$402,750	$137,875	$264,875	$225,877[6]	$153,467	$72,410
D/SIFIF	$404,973	$0	$404,972	$416,828	$0	$416,828	$285,900[6]	$41,251	$244,649
D/SITEBF	$455,052	$201,087	$253,965	$438,657	$204,920	$233,737	$454,114[6]	$248,222	$205,892
DAMTFMR	$1,863,885	$1,683,174[7]	$180,711	$2,138,587	$1,641,619[8]	$496,968	$1,717,757	$258,980[9]	$1,458,777
DBSPSIF	$2,084,126	$69,400[10]	$2,014,726	$1,804,715	$63,957[10]	$1,740,758	$1,541,039	$59,205[10]	$1,481,834
DBMIF	$3,352,295	$143,999[10]	$3,208,296	$3,131,435	$115,119[10]	$3,016,316	$2,009,078	$126,398[10]	$1,882,680
DCEF	$2,129,695	$70,281[11]	$2,059,414	$1,588,133	$155,059[12]	$1,433,074	$1,358,035	$133,319[13]	$1,224,716
DDSF	$5,270,849	$32,166[10]	$5,238,683	$5,052,900	$40,662[10]	$5,012,238	$4,346,717	$37,056[10]	$4,309,661

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Reduction in Fee	Net fee paid	Fee payable	Reduction in Fee	Net fee paid	Fee payable	Reduction in Fee	Net fee paid

DMMR	$1,740,505	$1,400,924[14]	$339,581	$2,435,295	$1,732,295[15]	$703,000	$2,793,504	$381,534[16]	$2,411,970
DOFIF	$231,227	$132,678	$98,549	$189,367	$100,254	$89,113	$141,302	$102,020	$39,282
DSCF	$973,175	$60,315[17]	$912,860	$976,032	$150,485[18]	$825,547	$1,357,699	$167,057[19]	$1,190,642
DTMGF	$1,231,320	$42,622[20]	$1,188,698	$986,197	$96,471[21]	$889,726	$860,134	$26,631[22]	$833,503
DUSTR	$1,697,665	$1,550,317[23]	$147,348	$1,974,705	$1,376,288[24]	$598,417	$3,025,466	$1,113,431[25]	$1,912,035
DGEIF	$137,864	$100,313	$37,551	$79,993	$79,993	$0	$41,703	$41,703	$0
DHYF	$7,267,007	$71,737	$7,195,270	$6,527,478	$66,861[10]	$6,460,617	$5,229,654	$58,840[10]	$5,170,814
DIBF	$5,621,867	$0	$5,621,867	$3,668,155	$0	$3,668,155	$589,233	$128,154	$461,079

1 As compensation for its services to the fund, the fund has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: 1% up to $30 million; .75% between $30 million and $300 million; .70% between $300 million and $500 million and .65% over $500 million.

2  With respect to the fiscal year ended December 31, 2009, for the period from January 1, 2009 to August 31, 2009 the management fee paid was paid to Founders Asset Management LLC, the former investment adviser.

3  With respect to the fiscal year ended September 30, 2009, for the period from October 1, 2008 to November 30, 2008 the management fee paid was paid to TBCAM, the former investment adviser.

4  With respect to the fiscal year ended September 30, 2009, for the period from October 1, 2008 to November 30, 2008 the management fee paid was paid to Newton, the former investment adviser.

5  As compensation for its services to the fund, the fund has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: .40% up to $250 million; .35% between $250 million and $500 million; and .30% over $500 million.

6  With respect to the fiscal year ended September 30, 2009, for the period from October 1, 2008 to November 30, 2008 the management fee paid was paid to Standish, the former investment adviser.

7  For the fiscal year ended October 31, 2011, the management fee was reduced by $1,662,361, pursuant to an undertaking by the Manager, and by $20,813, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

8  For the fiscal year ended October 31, 2010, the management fee was reduced by $1,613,898, pursuant to an undertaking by the Manager, and by $27,721, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

9 For the fiscal year ended October 31, 2009, the management fee was reduced by $227,193, pursuant to an undertaking by the Manager, and by $31,787, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

10 Represents the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

11 For the fiscal year ended August 31, 2011, the management fee was reduced by $55,213, pursuant to an undertaking by the Manager, and by $15,068, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

12 For the fiscal year ended August 31, 2010, the management fee was reduced by $144,375, pursuant to an undertaking by the Manager, and by $10,684, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

13 For the fiscal year ended August 31, 2009, the management fee was reduced by $123,368, pursuant to undertakings by Sarofim & Co., with respect to a portion of its sub-investment advisory fee, and the Manager, with respect to a portion of its management fee, and by $9,951, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

14 For the fiscal year ended October 31, 2011, the management fee was reduced by $1,382,908, pursuant to an undertaking by the Manager, and by $18,016, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

15 For the fiscal year ended October 31, 2010, the management fee was reduced by $1,699,752, pursuant to an undertaking by the Manager, and by $32,543, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

16 For the fiscal year ended October 31, 2009, the management fee was reduced by $346,184, pursuant to an undertaking by the Manager, and by $35,350, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

17 For the fiscal year ended October 31, 2011, the management fee was reduced by $56,235, pursuant to an undertaking by the Manager, and by $4,080, which amount represented the fund's allocable share of fees and expenses of the Independent Board Members (including counsel fees).

18 For the fiscal year ended October 31, 2010, the management fee was reduced by $145,128, pursuant to an undertaking by the Manager, and by $5,357, which amount represented the fund's allocable share of fees and expenses of the Independent Board Members (including counsel fees).

19 For the fiscal year ended October 31, 2009, the management fee was reduced by $161,179, pursuant to an undertaking by the Manager, and by $5,878, which amount represented the fund's allocable share of fees and expenses of the Independent Board Members (including counsel fees).

20 For the fiscal year ended October 31, 2011, the management fee payable was reduced by $34,647, pursuant to an undertaking by the Manager, and by $7,975, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

21 For the fiscal year ended October 31, 2010, the management fee payable was reduced by $89,654, pursuant to an undertaking by the Manager, and by $6,817, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

22 For the fiscal year ended October 31, 2009, the management fee was reduced by $20,790, pursuant to undertakings by Sarofim & Co., with respect to a portion of its sub-investment advisory fee, and the Manager, with respect to a portion of its management fee, and by $5,841, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

23 For the fiscal year ended October 31, 2011, the management fee paid was reduced by $1,532,944, pursuant to an undertaking by the Manager, and by $17,373, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

24 For the fiscal year ended October 31, 2010, the management fee paid was reduced by $1,354,562, pursuant to an undertaking by the Manager, and by $21,726, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

25 For the fiscal year ended October 31, 2009, the management fee was reduced by $1,077,019, pursuant to an undertaking by the Manager, and by $36,412, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

The contractual fee rates paid by the Manager to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DCEF	Sarofim & Co.	0.2175%*	0.2175%
DTMGF	Sarofim & Co.	0.2175%*	0.2175%
DGEIF	Newton	0.41%	0.4100%
D/NIEF	Newton	0.38%	0.3800%

*  Effective August 3, 2009, the Manager agreed to pay Sarofim & Co., out of the fee the Manager receives from each fund, a monthly fee at the annual rate of .2175% of the value of each fund's average daily net assets. Prior to August 3, 2009, the Manager agreed to pay Sarofim & Co., out of the fee the Manager receives from each fund, an annual fee of .30% of the value of each fund’s average daily net assets.

For a fund's last three fiscal years, the fees payable by the Manager to the fund’s Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in Fee	Net fee paid	Fee payable	Reduction in Fee	Net fee paid	Fee payable	Reduction in Fee	Net fee paid

DCEF	$421,036	$0	$421,036	$314,017	$0	$314,017	$361,566	$112,051*	$249,515
DTMGF	$243,465	$0	$243,465	$194,998	$0	$194,998	$218,044	$57,385*	$160,659
DGEIF	$66,175	$0	$66,175	$38,396	$0	$38,396	$20,017	$0	$20,017
D/NIEF	$2,322,775	$0	$2,322,775	$1,655,696	$0	$1,655,696	$1,136,032**	$0	$1,136,032

*  This reduction in Sarofim & Co’s sub-investment advisory fee paid by the Manager was passed to the fund and is reflected in the net management fee paid by the fund to the Manager, provided above.

** For the fiscal year ended September 30, 2009, the management fee payable by D/NIEF reflects the period from December 1, 2008 (commencement of the sub-advisory agreement) through September 30, 2009.

ADMINISTRATION COMPENSATION

Administration fees paid to Dreyfus or, prior to May 1, 2011 for funds other than Dreyfus Mid-Cap Growth Fund, The Bank of New York Mellon by certain funds for the last three fiscal years were as follows:

Fund	2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year
DMCGF*	$30,657	$270,442	$316,452
D/TBCEMCEF	$31,474	$45,000	$33,000
D/TBCLCCF	$39,882	$55,000	$45,000
D/TBCSCGF	$71,455	$45,000	$45,000
D/TBCSCVF	$72,638	$45,000	$45,000
D/TBCSCTSEF	$55,374	$45,000	$45,000
D/TBCSMCGF	$81,298	$53,000	$33,000
D/NIEF	$111,340	$72,000	$69,000
D/SFIF	$104,041	$60,000	$45,000

Fund	2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year
D/SGFIF	$142,300	$72,000	$60,000
D/SIFIF	$86,640	$60,000	$60,000
D/SITEBF	$61,420	$55,000	$45,000

* The figures for 2010 and 2009 include fees paid by Dreyfus Discovery Fund, Dreyfus Global Growth Fund and Dreyfus Passport Fund, which ceased operations in 2010, 2009 and 2009, respectively.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2012 Fiscal Year	2011 Fiscal Year	2010 Fiscal Year

DEIF	Total commissions (A shares)	$16,664	$7,986	$378
	Commission amount retained	$14,697	$4,524	$120
	Total CDSCs	$441	$16	$19
	CDSC amount retained	$441	$16	$19

DEMDLCF	Total commissions (A shares)	$21,156	$23,334	$878
	Commission amount retained	$21,156	$20,499	$464
	Total CDSCs	$16,363	$5,551	$50
	CDSC amount retained	$16,363	$5,551	$50

Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year

DMCGF	Total commissions (A shares)	$5,691	$7,003	$2,186
	Commission amount retained	$5,691	$5,951	$497
	Total CDSCs	$1,589	$5,188	$5,133
	CDSC amount retained	$1,589	$5,188	$5,133

D/TBCEMCEF	Total commissions (A shares)	$112	$0	$0
	Commission amount retained	$61	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

D/TBCLCCF	Total commissions (A shares)	$132	$0	$0
	Commission amount retained	$72	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

D/TBCSMCGF	Total commissions (A shares)	$1,183	$542	$0
	Commission amount retained	$1,019	$0	$0
	Total CDSCs	$50	$0	$0
	CDSC amount retained	$50	$0	$0

Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year

D/NIEF	Total commissions (A shares)	$1,749	$3,633	$1,290
	Commission amount retained	$1,489	$3,633	$0
	Total CDSCs	$0	$1,032	$0
	CDSC amount retained	$0	$1,032	$0

D/SGFIF	Total commissions (A shares)	$11,071	$5,993	$0
	Commission amount retained	$5,262	$4,993	$0
	Total CDSCs	$1,954	$50	$0
	CDSC amount retained	$1,954	$50	$0

D/SITEBF	Total commissions (A shares)	$1,045	$1,416	$0
	Commission amount retained	$946	$1,416	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DCEF	Total commissions (A shares)	$64,190	$11,178	$93,718
	Commission amount retained	$62,237	$9,427	$89,106
	Total CDSCs	$22,605	$49,300	$133,384
	CDSC amount retained	$22,605	$49,300	$133,384

DOFIF	Total commissions (A shares)	$42,779	$39,531	$1,409
	Commission amount retained	$3,030	$3,461	$1,409
	Total CDSCs	$154	$1,719	$1,851
	CDSC amount retained	$154	$1,719	$1,851

DSCF	Total commissions (A shares)	$1,816	$6,951	$38,350
	Commission amount retained	$1,427	$4,057	$1,349
	Total CDSCs	$3,427	$17,792	$34,105
	CDSC amount retained	$3,427	$17,792	$34,105

DTMGF	Total commissions (A shares)	$15,778	$7,457	$54,205
	Commission amount retained	$10,278	$2,790	$23,187
	Total CDSCs	$15,247	$12,576	$35,587
	CDSC amount retained	$15,247	$12,576	$35,587

DHYF	Total commissions (A shares)	$64,118	$60,373	$128,308
	Commission amount retained	$46,474	$43,385	$52,524
	Total CDSCs	$21,085	$45,428	$97,672
	CDSC amount retained	$21,085	$45,428	$97,672

DGEIF	Total commissions (A shares)	$2,231	$1,339	$1,139
	Commission amount retained	$2,231	$622	$2
	Total CDSCs	$261	$0	$0
	CDSC amount retained	$261	$0	$0

DIBF	Total commissions (A shares)	$176,931	$113,601	$36,313
	Commission amount retained	$80,787	$103,795	$36,313
	Total CDSCs	$41,137	$58,466	$8,559
	CDSC amount retained	$41,137	$58,466	$8,559

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under “Distribution Plans, Service Plans and Shareholder Services Plans; Shareholder Services Agreement,” for the fund's last fiscal year were as follows:

Fund	Plan	Class	Amount

DMCGF	Distribution Plan (12b-1)	Class C	$88,961
		Class F	$64,449

	Shareholder Service Plan (12b-1)	Class A	$82,712
		Class C	$29,654
		Class F	$91,225

D/TBCEMCEF	Distribution Plan (12b-1)	Class C	$1,767
	Shareholder Service Plan (12b-1)	Class A	$507
		Class C	$589

D/TBCLCCF	Distribution Plan (12b-1)	Class C	$186
	Shareholder Service Plan (12b-1)	Class A	$580
		Class C	$62

D/TBCSMCGF	Distribution Plan (12b-1)	Class C	$9,429
	Shareholder Service Plan (12b-1)	Class A	$303,440
		Class C	$3,143

D/NIEF	Distribution Plan (12b-1)	Class C	$9,798
	Shareholder Service Plan (12b-1)	Class A	$47,357
		Class C	$3,266

D/SGFIF	Distribution Plan (12b-1)	Class C	$59,377
	Shareholder Service Plan (12b-1)	Class A	$102,413
		Class C	$19,792

D/SITEBF	Distribution Plan (12b-1)	Class C	$4,665
	Shareholder Service Plan (12b-1)	Class A	$7,518
		Class C	$1,555

DAMTFMR	Distribution Plan (12b-1)	Investor	$81,864
		Class B	$554,847
	Shareholder Service Plan (12b-1)	Class B	$554,847

DBMIF	Distribution Plan (12b-1)	Investor	$2,254,800

DCEF	Distribution Plan (12b-1)	Class A	$230,136
		Class C	$659,685
	Service Plan (12b-1)	Class C	$219,895

DDSF	Distribution Plan (12b-1)	N/A	$585,650

DMMR	Distribution Plan (12b-1)	Investor	$476,227

DOFIF	Distribution Plan (12b-1)	Class A	$37,781
	Shareholder Service Plan (12b-1)	Class A	$71,329

Fund	Plan	Class	Amount

		Class C	$12,593

DSCF	Distribution Plan (12b-1)	Class A	$126,679
		Class C	$60,494
	Service Plan (12b-1)	Class C	$20,165

DTMGF	Distribution Plan (12b-1)	Class A	$219,768
		Class C	$147,272
	Service Plan (12b-1)	Class C	$49,091

DUSTR	Distribution Plan (12b-1)	Investor	$243,379

DGEIF	Distribution Plan (12b-1)	Class C	$19,770
	Shareholder Service Plan (12b-1)	Class A	$14,555
		Class C	$6,590

DHYF	Distribution Plan (12b-1)	Class A	$894,461
		Class C	$943,986
	Shareholder Service Plan (12b-1)	Class C	$314,662

DIBF	Distribution Plan (12b-1)	Class C	$875,968
	Shareholder Service Plan (12b-1)	Class A	$1,116,641
		Class C	$291,989

DEIF	Distribution Plan (12b-1)	Class C	$16,252
	Shareholder Service Plan (12b-1)	Class A	$58,536
		Class C	$5,417

DEMDLCF	Distribution Plan (12b-1)	Class C	$168,293
	Shareholder Service Plan (12b-1)	Class A	$216,160
		Class C	$56,098

The amounts paid by Dreyfus Mid-Cap Growth Fund to the Distributor under the fund's Shareholder Services Agreement for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans; Shareholder Services Agreement," for the fiscal years ended December 31, 2008, 2009 and 2010, were $270,669, $180,879 and $257,409, respectively. (The figures include fees paid by Dreyfus Discovery Fund, Dreyfus Global Growth Fund and Dreyfus Passport Fund, which ceased operations in 2010, 2009 and 2009, respectively.)

OFFERING PRICE

(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV Per share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DMCGF	$5.29	5.75% of offering price (6.10% of NAV per share)	$0.32	$5.61
D/TBCEMCEF	$21.86	5.75% of offering price (6.10% of NAV per share)	$1.33	$23.19
D/TBCLCCF	$29.64	5.75% of offering price (6.10% of NAV per share)	$1.81	$31.45
D/TBCSMCGF	$12.95	5.75% of offering price (6.10% of NAV per share)	$0.79	$13.74
D/NIEF	$14.74	5.75% of offering price (6.10% of NAV per share	$1.90	$15.64
D/SGFIF	$20.74	4.50% of offering price (4.71% of NAV per share)	$0.98	$21.72
D/SITEBF	$23.05	4.50% of offering price (4.71% of NAV per share)	$1.09	$24.14
DCEF	$16.47	5.75% of offering price (6.10% of NAV per share)	$1.00	$17.47
DOFIF	$12.84	4.50% of offering price (4.71% of NAV per share)	$0.61	$13.45
DSCF	$14.25	5.75% of offering price (6.10% of NAV per share)	$0.87	$15.12
DTMGF	$19.34	5.75% of offering price (6.10% of NAV per share)	$1.18	$20.52
DEMDLCF	$13.32	4.50% of offering price (4.70% of NAV per share)	$0.63	$13.95
DEIF	$13.16	5.75% of offering price (6.10% of NAV per share)	$0.80	$13.96
DGEIF	$10.17	5.75% of offering price (6.10% of NAV per share)	$0.62	$10.79
DHYF	$6.21	4.50% of offering price (4.71% of NAV per share)	$0.29	$6.50
DIBF	$16.85	4.50% of offering price (4.71% of NAV per share)	$0.79	$17.64

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	D/SFIF	D/SGFIF	D/SIFIF	D/SITEBF	DOFIF	DHYF	DIBF
AAA	Aaa	AAA	82.6%	54.4%	45.6%	16.2%	25.7%	3.1%	46.1%
AA	Aa	AA	4.8%	23.9%	29.7%	44.6%	8.7%		29.7%
A	A	A	13.6%	9.2%	9.6%	33.7%	13.8%	0.6%	8.9%
BBB	Baa	BBB	18.8%	10.5%	10.0%	3.6%	33.4%	3.2%	8.7%
BB	Ba	BB	4.3%	2.8%	3.9%		10.4%	23.1%	4.2%
B	B	B	0.5%	0.8%	1.3%		5.5%	50.0%	1.1%
CCC	Caa	CCC					1.2%	18.2%
CC	Ca	CC
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1				1.1%
Not Rated	Not Rated	Not Rated		0.5%[1]	0.7%[2]	0.8%[3]	0.8%[4]	0.2%[6]	1.0%[8]

Fitch	Moody's	S&P	D/SFIF	D/SGFIF	D/SIFIF	D/SITEBF	DOFIF	DHYF	DIBF
Total			124.6%	102.1.8%	100.8%	100.0%	99.5%[5]	98.4%[7]	99.7%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Ba/BB (0.5%).

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Ba/BB (0.7%).

3 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: A (0.3%) and BBB (0.5%).

4 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Ba/BB (0.8%).

5 The fund also held convertible bonds rated Ba/BB (0.1%).

6 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: C/C (0.1%) and D/D (0.1%).

7 The fund also owns equity securities as follows: common stock (0.1%), and convertible bonds rated B/B (0.5%).

8 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Ba/BB (1.0%).

RATINGS OF MUNICIPAL OBLIGATIONS

(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	DAMTFMR	DBCMMMF	DBMMMMF	DBNYMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	79.6%	96.7%	92.7%	76.7%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2		0.6%	0.6%	1.1%
AAA/AA	Aaa/Aa	AAA/AA	6.2%	2.7%	2.7%	4.6%
Not Rated	Not Rated	Not Rated	14.2%[1]		4.0%[1]	17.6%[1]
Total			100.0%	100.0%	100.0%	100.0%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the F-1+/F-1 or VMIG 1/MIG 1/P-1 or SP-1+ /SP-1/A-1 + /A-1 rating category.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMCGF	N/A	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

D/TBCEMCEF	N/A	N/A

D/TBCLCCF	J.P. Morgan Securities, Inc.	$175,000
	Bank of America N.A.	$126,000
	Wells Fargo & Co.	$562,000
	Citigroup, Inc.	$257,000

D/TBCSCGF	N/A	N/A

D/TBCSCVF	N/A	N/A

D/TBCSCTSEF	N/A	N/A

D/TBCSMCGF	N/A	N/A

D/NIEF	Barclays Capital	$8,070,000

D/SFIF	Goldman, Sachs & Co.	$5,547,000
	J.P. Morgan Securities, Inc.	$3,935,000
	Citigroup Inc.	$3,373,000
	Bank of America Securities Inc.	$3,002,000
	Credit Suisse (USA) Inc.	$1,065,000
	Morgan Stanley	$403,000

D/SGFIF	Citigroup Inc.	$346,000
	J.P. Morgan Securities, Inc.	$1,858,000
	Morgan Stanley	$387,000
	Barclays Capital Inc.	$1,642,000
	Goldman, Sachs & Co.	$390,000
	Bank of America Securities Inc.	$1,470,000

D/SIFIF	Barclays Capital Inc.	$658,000
	J.P. Morgan Securities, Inc.	$430,000
	Morgan Stanley	$250,000

D/SITEBF	N/A	N/A

DAMTFMR	J.P. Morgan Securities, Inc.	$17,000,000

DBSPSIF	N/A	N/A

DBMIF	J.P. Morgan Securities, Inc.	$23,441,000
	Bank of America N.A.	$22,263,000
	Citigroup Global Markets, Inc.	$22,093,000
	Morgan Stanley	$16,393,000
	UBS Securities LLC	$9,100,000
	Credit Suisse (USA) Inc.	$8,017,000
	Goldman, Sachs &Co.	$7,701,000
	RBS Securities, Inc.	$4,308,000
	Barclays Capital, Inc.	$1,493,000
	Deutsche Bank Securities, Inc.	$960,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DCEF	J.P. Morgan Securities, Inc.	$5,407,000

DDSF	Citigroup Global Markets, Inc.	$6,545,000
	J.P. Morgan Securities, Inc.	$4,261,000
	Bank of America N.A.	$2,871,000

DMMR	Goldman, Sachs & Co.	$55,000,000
	Barclays Capital Inc.	$15,000,000
	RBS Securities, Inc.	$12,000,000
	UBS Securities LLC	$10,000,000
	Credit Suisse (USA) Inc.	$10,000,000

DOFIF	Citigroup Inc.	$1,015,000
	Bank of America N.A.	$983,000
	Morgan Stanley	$526,000
	J.P. Morgan Securities, Inc.	$389,000
	Goldman, Sachs & Co.	$198,000
	RBS Securities, Inc.	$173,000
	Credit Suisse (USA) Inc.	$38,000

DSCF	N/A	N/A

DTMGF	J.P. Morgan Securities, Inc.	$1,825,000

DUSTR	Goldman, Sachs & Co.	$51,000,000
	J.P. Morgan Securities, Inc.	$50,000,000
	RBS Securities, Inc.	$50,000,000

DEMDLCF	N/A	N/A

DEIF	J.P. Morgan Securities, Inc.	$700,000

DGEIF	N/A	N/A

DHYF	N/A	N/A

DIBF	Barclays Capital Inc.	$12,464,000
	J.P. Morgan Securities Inc.	$12,128,000
	Morgan Stanley	$10,123,000
	Citigroup Inc.	$5,903,000
	Credit Suisse (USA) Inc.	$5,227,000

DBCMMMF	N/A	N/A

DBMMMMF	N/A	N/A

DBNYMMMF	N/A	N/A

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2012 Fiscal Year		2011 Fiscal Year		2010 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DEIF	$33,717	$0	$2,081	$0	$514	$0
DEMDLCF	$19,973	$0	$0	$0	$318	$0

DBCMMMF	$0	$0	$0	$0	$0	$0
DBMMMMF	$0	$0	$0	$0	$0	$0
DBNYMMMF	$0	$0	$0	$0	$0	$0

Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DMCGF	$432,248	$195,481	$330,276	$14,179	$155,817	$0

D/TBCEMCEF	$49,009	$0	$59,944	$0	$61,158	$0
D/TBCLCCF	$42,598	$8,897	$49,814	$13,895	$94,239	$0
D/TBCSCGF	$865,632	$238,467	$1,250,045	$317,602	$2,077,082	$306,772
D/TBCSCVF	$1,258,783	$314,377	$1,578,258	$950,405	$1,075,114	$341,906
D/TBCSCTSEF	$669,321	$173,650	$914,109	$239,072	$1,797,921	$214,403
D/TBCSMCGF	$1,480,948	$338,440	$1,276,490	$196,272	$685,074	$76,961
D/NIEF	$988,840	$0	$748,266	$0	$508,051	$0
D/SFIF	$7,345	$0	$15,489	$0	$16,612	$0
D/SGFIF	$9,911	$0	$6,911	$0	$3,980	$0
D/SIFIF	$7,595	$0	$11,484	$0	$6,644	$0
D/SITEBF	$0	$0	$0	$0	$0	$0

DAMTFMR	$0	$0	$0	$0	$0	$0
DBSPSIF	$22,913	$0	$32,862	$0	$26,571	$2,563
DBMIF	$0	$0	$0	$0	$0	$0
DCEF	$38,251	$0	$5,106	$0	$17,969	$0
DDSF	$820,472	$189,639	$829,715	$228,772	$1,210,317	$6,898
DMMR	$0	$0	$0	$0	$0	$0
DOFIF	$14,864	$0	$3,105	$0	$2,411	$0
DSCF	$281,626	$152,052	$936,374	$103,132	$356,414	$0
DTMGF	$19,358	$0	$5,260	$0	$15,248	$0
DUSTR	$0	$0	$0	$0	$0	$0

DGEIF	$22,529	$0	$14,340	$0	$9,190	$6,544
DHYF	$1,414	$0	$1,857	$0	$1,741	$0
DIBF	$81,328	$0	$35,934	$0	$8,735	$0

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DMCGF	The fund's assets increased over the last three fiscal years.

D/TBCEMCEF	N/A
D/TBCLCCF	N/A
D/TBCSCGF	The fund's assets decreased significantly over the last three fiscal years.
D/TBCSCVF	N/A
D/TBCSCTSEF	The fund's assets decreased significantly over the last three fiscal years.
D/TBCSMCGF	The fund's assets increased significantly over the last three fiscal years.
D/NIEF	N/A
D/SFIF	N/A
D/SGFIF	N/A
D/SIFIF	N/A
D/SITEBF	N/A

DAMTFMR	N/A
DBSPSIF	N/A
DBMIF	N/A
DCEF	N/A
DDSF	N/A
DMMR	N/A
DOFIF	N/A
DSCF	Changes in commissions and spreads/concessions were due primarily to fluctuations in shareholder purchase and redemption activity and related portfolio transactions and volatile market conditions.
DTMGF	N/A
DUSTR	N/A

DEMDLCF	The fund's assets increased significantly over the last three fiscal years.
DEIF	The fund's assets increased significantly over the last three fiscal years.
DGEIF	N/A
DHYF	N/A
DIBF	The fund's assets increased significantly and the markets in which the fund invests experienced significant volatility over the last three fiscal years.

DBCMMMF	N/A
DBMMMMF	N/A
DBNYMMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DMCGF	$236,813,541	$284,228
D/TBCEMCEF	$23,922,495	$46,488
D/TBCLCCF	$35,889,862	$38,838
D/TBCSCGF	$564,040,185	$1,034,748
D/TBCSCVF	$623,279,099	$1,369,938
D/TBCSMCGF	$647,024,973	$1,006,656
DDSF	$741,748,872	$277,625
DSCF	$117,881,884	$99,480
DTMGF	$44,316,486	$19,358
DGEIF	$20,210,533	$8,578
DEIF	$18,937	$64,246,072

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DMCGF	Volatile market conditions
D/TBCEMCEF	Volatile market conditions
D/TBCLCCF	N/A
D/TBCSCGF	N/A
D/TBCSCVF	N/A
D/TBCSCTSEF	N/A
D/TBCSMCGF	N/A
D/NIEF	N/A
D/SFIF	N/A
D/SGFIF	N/A
D/SIFIF	N/A
D/SITEBF	N/A
DBSPSIF	N/A
DBMIF	N/A
DCEF	N/A
DDSF	N/A
DOFIF	Volatile market conditions
DSCF	Volatile market conditions
DTMGF	N/A
DEMDLCF	N/A
DEIF	N/A
DGEIF	N/A
DHYF	N/A
DIBF	Volatile market conditions

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned
April 2, 2012	DMGF	Class A	National Financial Service Corp P.O. Box 3908 Church Street Station New York, NY 10008-3908	26.3477%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.7414%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.3530%

			Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	7.4925%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.0628%

		Class C	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	22.9340%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	17.7061%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.4314%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	10.6251%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.9759%

		Class I	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16.0308%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	13.0988%

Date	Fund	Class	Name & Address	Percent Owned
			Fidelity Investments Institutional 100 Magellan Way Covington, KY 41015-1999	12.4850%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	12.1462%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	9.5542%

			National Financial Service Corp P.O. Box 3908 Church Street Station New York, NY 10008-3908	7.3659%

			Frontier Trust Company FBO Soalrgenix Energy LLC 411(k) Plan Fargo, ND 58106-0758	7.0150%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	6.9419%

			Counsel Trust DBA MATC FBO Podiatric Medical Partners of 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	5.2344%

		Class F	Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	12.2259%

			National Financial Service Corp P.O. Box 3908 Church St Station New York, NY 10008-3908	6.3825%

January 10, 2012	D/TBCEMCEF	Class I	BNY Mellon Corporation MBC Investment Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	36.8335%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	36.3846%

			ZTP LLC St. Louis, MO 63105-1925	10.4373%

			The Laurence Manchester 2002 Trust Newton, MA 02465-2401	6.6517%

Date	Fund	Class	Name & Address	Percent Owned
		Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	46.4235%

			Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	36.7319%

			RBC Capital Markets Corp Individual Retirement Account Des Moines, IA 503-2636	5.2674%

		Class C	Southwest Securities Inc. Dallas, TX 752-9002	60.5543%

			Raymond and James Associates, Inc. Boca Raton, FL 33486-5511	21.8377%

			Raymond and James Associates, Inc. Dallas, TX 75219-7705	6.8643%

	D/TBCLCCF	Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	46.3002%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	20.8156%

			Dreyfus Moderate Allocation Fund The Dreyfus Corporation 200 Park Avenue New York, NY 10166-0090	7.0233%

			Christina D. Wood Dover, MA	5.5871%

		Class A	The Bank of New York Mellon Middletown, CT 06457-1793	69.6687%

			Carole Millet Cust 750106 Paris, France	61.6985%

			Lisa M. Keder Cust Columbus, OH 43209-1874	14.0475%

			BNY Mellon Corporation MBC Investment Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	5.4053%

Date	Fund	Class	Name & Address	Percent Owned
		Class C	BNY Mellon Corporation MBC Investment Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	65.6895%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	34.3105%

	D/TBCSCGF	Class I	Wells Fargo Bank Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NYC 28288-1076	47.8426%

			National Financial Service Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	17.8400%

			Texas Iron Workers’ Pension Plan 9555 W Sam Houston Pkwy South, Suite 400 Houston, TX 77099-2145	8.5632%

			Mitra & Co. 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638	6.0108%

	D/TBCSCTSEF	Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	41.6602%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	20.9901%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	15.1257%

	D/TBCSCVF	Class I	National Financial Service Corp P.O. Box 3908 Church Street Station New York, NY 10008-3908	28.5005%

			Wachovia Bank Retirement Plans 1525 West Harris Blvd NC 1151 Charlotte, NC 28288-001	10.4934%

			T. Rowe Price Retirement Plan Retirement Savings Plan 4515 Painters Mill Road Owings Mill, MD 2117-4903	9.5227%

Date	Fund	Class	Name & Address	Percent Owned
			JPMorgan Chase Retirement Savings Plan 11500 Outlook Street Overland Park, KS 21117-4903	9.5227%

			SunTrust Bank 25 Park Place MC 210 Atlanta, GA 30303-2918	8.6191%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	5.2999%

	D/TBCSMCGF	Class I	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	24.5200%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17.1746%

			Hartford Securities Distribution P.O. Box 2999 Hartford, CT 06104-2999	16.3660%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	16.1197%

		Class A	Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	15.6399%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.1426%

		Class C	The Bank of New York Mellon Clinton, CT 06413-1333	15.4542%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	14.0109%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	11.1703%

Date	Fund	Class	Name & Address	Percent Owned
			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.8607%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.7224%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.7301%

			Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.7201%

	D/SITEBF	Class I	Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	30.2405%

			National Financial Services New York, NY 10008-3908	23.0718%

			MAC & Co. Attn Mutual Fund P.O. Box 3198 Pittsburgh, PA 15230-3198	19.4809%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.1961%

			Wells Fargo Bank Minneapolis, MN 55480-1533	6.2349%

		Class A	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	31.2802%

			American Enterprise Investment SVC Minneapolis, MN 55402-2405	19.9338%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.9730%

			San Jacinto College Foundation 4624 Fairmont Pkwy Pasadena, TX 77504-3329	5.7463%

Date	Fund	Class	Name & Address	Percent Owned
		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	51.9972%

			American Enterprise Investment SVC Minneapolis, MN 55402-2405	21.0247%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	5.7187%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92123-1968	5.2887%

	D/NIEF	Class A	UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	68.7844%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.8295%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.8195%

			American Enterprise Investment SVC Minneapolis, MN 55402-2405	5.9000%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	5.2997%

		Class C	UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	37.7000%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	29.5989%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	23.7055%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.0153%

Date	Fund	Class	Name & Address	Percent Owned
		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	78.7297%

			Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue New York, NY 10166-0090	18.9439%

April 2, 2012	D/SFIF	Class I	National Financial Services Corp One World Financial Center 200 Liberty Street New York, NY 10281-1003	24.8855%

			Wilmington Trust RIC FBO CTGR Core Fixe Income Phoenix, AZ 85072-2129	19.1012%

			MAC & Co. Attn: Mutual Fund Ops P.O. Box 3198 Pittsburgh, PA 15230-3198	17.4347%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	9.9238%

			Keybank NA FBO OPRSF Endowment Mutual Funds Cus P.O. Box 94871 Cleveland, OH 44101-4871	6.3154%

	D/SGFIF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	64.8570%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	22.6842%

		Class C	American Enterprise Investment SVC Minneapolis, MN 55440-9446	38.3080%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	33.2227%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.1698%

Date	Fund	Class	Name & Address	Percent Owned
		Class I	Children's Medical Center Corp. Major Capital Projects Fund 1295 Boylston Street Suite 300 Boston, MA 02215-3407	30.6430%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	29.1667%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	9.7421%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9059%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.5522%

	D/SIFIF	Class I	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	24.7441%

			Mitra & Co FBO 98 C/O Marshall & Isley Trust Co 11270 West Park Place Milwaukee, WI 53224-3638	12.2449%

			TD Ameritrade Clearing Inc. P.O. Box 2226 Omaha, NE 68103-2226	9.4599%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.7868%

			National Financial Services Corp One World Financial Center 200 Liberty Street New York, NY 10281-1003	7.4222%

			Wells Fargo Bank Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	5.7757%

February 3, 2012	DAMTFMR	Investor shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	94.5091%

Date	Fund	Class	Name & Address	Percent Owned

		Class R	Boston & Co. Attn Cash Sweep 3 Mellon Bank Ctr Pittsburg, PA 15259-0001	91.1487%

			National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	6.4055%

		Class B	Stifel Nicoluas & Co. Inc. 500 N Broadway Saint Louis, MO 63102-2110	54.3823%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.3049%

			Jannet Montgomery Scott, LLC 1801 Market Street Philadelphia, PA 19103-1675	11.6782%

			Morgan Keegan & Co. Inc. 50N Front Street Memphis, TN 3810-1119	11.6345%

		BASIC shares	E Trade Clearing LLC P.O. Box 484 Jersey City, NJ 07303-0484	10.1141%

			Roslyn Borg TTEE Saint Louis, MO 63130-3701	8.4886%

			Paul Goldstein TTEE Boynton Beach, FL 33436-6202	7.7822%

			Eva I Thisner TTEE Mercer Island, WA 98040-1522	5.8691%

	DBSPSIF		Fidelity Investments Institutional 100 Magellan Way Covington, KY 41015-1999	19.7389%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	15.7115%

			Hartford Securities Distribution P.O. Box 2999 Hartford, CT 06104-2999	9.6724%

Date	Fund	Class	Name & Address	Percent Owned
			MAC & Co. Attn Mutual Fund P.O. Box 3198 Pittsburgh, PA 15230-3198	8.9533%

			New Mexico 529 The Education Plan Portfolio 6803 S Tucson Way Centennial, CO 80112	5.0614%

	DBMIF	Investor shares	National Financial Services 82 Devonshire Street Boston, MA 02109	40.1977%

			VRSCO FBO AIG FSB & Halifax Regional Medical Center Houston, TX 77019-717	9.0451%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	8.8424%

			DCGT FBO Superior Officers Council Des Moines, IA 503-2-0001	8.0521%

		BASIC shares	Edward D. Jones & Co. Maryland Hts, MO 63043-3009	24.9098%

			Brown Brothers Harriman & Co. Customer for Texas College Savings Plan Jersey City, NJ 07310-1606	11.7877%

			State Street Bank & Trust Co, FBO Oregon College Savings Plan Diversified Salem, OR 97301-3896	10.9426%

			MAC & Co. Attn Mutual Fund P.O. Box 3198 Pittsburgh, PA 15230-3198	6.6593%

			New Mexico Scholars Edge C/O Brown Brothers Harriman & Co. Jersey City, NJ 07310-1606	6.0267%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.9396%

Date	Fund	Class	Name & Address	Percent Owned
			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	5.1807%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	5.1788%

	DDSF		National Financial Services 82 Devonshire Street Boston, MA 02109	13.8629%

	DMMR	Investor shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	76.5015%

			Mellon Financial Corporation Mellon Client Service Center 500 Ross Street Pittsburg, PA 15262-0001	10.2897%

		Class R	Boston & Co. Attn Cash Sweep 3 Mellon Bank Ctr Pittsburg, PA 15259-0001	70.2223%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.6491%

			National Financial Services 82 Devonshire Street Boston, MA 02109	8.3292%

	DOFIF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	37.7110%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.2844%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	6.1857%

			Hasmukh & Chandrika Doshi Charitable Trust Fairfield, NJ	7.0938%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	33.2983%

Date	Fund	Class	Name & Address	Percent Owned
			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	22.6630%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	19.3323%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92123-1968	9.6406%

		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	38.0518%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	26.2676%

			Standish Tax Exempt LTIP 201 Washington Street Boston, MA 02108-4403	16.2192%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.0352%

			Fixed Income and Cash AM Services Company LLC 2010 LTIP 201 Washington Street Boston, MA 02108-4403	5.2681%

	DSCF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	33.0160%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	13.4399%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	7.3063%

			National Financial Services 82 Devonshire Street Boston, MA 02109	6.2730%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	33.5060%

Date	Fund	Class	Name & Address	Percent Owned
			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.0758

			National Financial Services 82 Devonshire Street Boston, MA 02109	7.0596%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	6.8387%

			MG Trust Company Custody FBO Kreinces Rollins & Shanker, LLC Denver, CO 80202-3531	6.4905%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.1970%

		Class I	VRSCO FBO AIGSB & Custody Houston, TX 77019-7117	67.4041%

			Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	6.4449%

			National Financial Services 82 Devonshire Street Boston, MA 02109	5.3651%

	DTMGF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.9030%

			PIMS/Prudential Retirement 1770 Promontory Circle Greeley, CO 80634-9039	9.0693%

			National Financial Services 82 Devonshire Street Boston, MA 02109	8.3002%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	7.8246%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.0517%

Date	Fund	Class	Name & Address	Percent Owned
			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.9464%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	32.4748%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	16.9580%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.2317%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	6.3209%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.9834%

		Class I	National Financial Services 82 Devonshire Street Boston, MA 02109	34.8519%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	19.4417%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	18.2616%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	8.9960%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.6545%

			Orchard Trust Co. LLC FBO Putnam Investment Greenwood Village, CO 80111-5002	5.1706%

	DUSTR	Investor shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	94.5091%

Date	Fund	Class	Name & Address	Percent Owned
		Class R	Boston & Co. Attn Cash Sweep 3 Mellon Bank Ctr Pittsburg, PA 15259-0001	98.9129%

December 9, 2011	DCEF	Class A	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	21.9792%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	13.9047%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	11.9767%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	6.1360%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.7185%

			National Financial Services 82 Devonshire Street Boston, MA 02109	5.2841%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	56.8827%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	13.8770%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	10.8800%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.9060%

		Class I	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	45.2594%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	27.3094%

Date	Fund	Class	Name & Address	Percent Owned

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	15.1781%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92123-1968	8.0541%

April 2, 2012	DHYF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	17.0287%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.3012%

			Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9.9489%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.4024%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	5.5738%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.4048%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	35.2369%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	16.6563%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	9.7520%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	5.9952%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.7119%

Date	Fund	Class	Name & Address	Percent Owned
			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.2136%

		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	69.7565%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.3933%

February 3, 2012	DGEIF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	35.5644%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	16.8883%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	16.6954%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.6964%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	70.7834%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	16.4969%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.5122%

		Class I	Blue Cross and Blue Shield of Massachusetts 401 Park Drive Boston, MA 02215-3326	67.5399

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.772%

			Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	12.5892%

Date	Fund	Class	Name & Address	Percent Owned
	DIBF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	27.9451%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	24.3346%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	10.9101%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.1001%

			Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	8.8564%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	28.7460%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	14.6505%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.3086%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	10.2771%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	9.1417%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	7.8710%

			National Financial Service Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	6.3446%

		Class I	National Financial Service Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	21.9464%

Date	Fund	Class	Name & Address	Percent Owned
			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	17.1653%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	16.2493%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.6930%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	6.6326%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9346%

September 4, 2012	DEIF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	31.4585%

			American Enterprise Investment SVC Minneapolis, MN 55402-2405	14.2106%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	39.3826%

			American Enterprise Investment SVC Minneapolis, MN 55402-2405	16.4122%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	15.9331%

		Class I	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	50.8682%

			Merrill Lynch 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	36.9616%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.4576%

September 4, 2012	DEMDLCF	Class A	American Enterprise Investment SVC Minneapolis, MN 55402-2405	22.9896%

Date	Fund	Class	Name & Address	Percent Owned
			Merrill Lynch 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	17.8893%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	16.8978%

			Charles Schwab & Co. Inc. Attn.: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	14.0451%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	10.5874%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	49.9880%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	16.7764%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.0935%

		Class I	Vallee & Company Attn.: Mutual Funds 11270 W Park Place, Suite 400 Milwaukee, WI 53224-3638	6.0254%

			Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.5840%

October 3, 2012	DBCMMMF		Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	48.9952%

			Boston & Co. Attn: Cash Sweep 3 Mellon Bank Ctr Pittsburgh, PA 15259-0001	13.5433%

			Chinyol & Donna Family Trust Newport Beach, CA	9.0364%

			Abko Trust P.O. Box 6716 San Pedro, CA 90734-6716	7.4826%

Date	Fund	Class	Name & Address	Percent Owned

October 3, 2012	DBMMMMF		Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	85.0742%

October 3, 2012	DBNYMMMF		Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	24.5947%

			Virginia Chen Tod Scarsdale, NY	5.5936%

			Boston & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	5.2995%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investor shares and BASIC shares of Dreyfus Bond Market Index Fund were formerly called Institutional shares and Retail shares, respectively.

Investment Minimums

The minimum initial investment in Dreyfus AMT-Free Municipal Reserves (Class B shares), Dreyfus Bond Market Index Fund (Investor shares) and Dreyfus Disciplined Stock Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund (BASIC shares), Dreyfus Money Market Reserves (Class R shares and Investor shares) and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares), is $1,000 for full-time or part-time employees of Dreyfus or any of its affiliates, directors of Dreyfus, board members of a fund advised by Dreyfus, or the spouse or minor child of any of the foregoing.

The minimum initial investment for each fund, except Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund (BASIC shares), Dreyfus High Yield Fund, Dreyfus Money Market Reserves (Class R shares and Investor shares), Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares), is $50 for full-time or part-time employees of Dreyfus or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

The minimum subsequent investment in Dreyfus BASIC S&P 500 Stock Index Fund is $100 in the case of investors who have held shares of the fund since September 14, 1995. Additionally, there is no minimum on subsequent purchases for holders of shares of Dreyfus BASIC S&P 500 Stock Index Fund in an account for a Dreyfus-sponsored Keogh Plan, IRA or 403 (b)(7) Plan with only one participant which has been open since September 14, 1995.

Shares of each fund, except Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund, are offered without regard to the minimum initial investment requirements to board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the funds. Shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves are offered without regard to the minimum initial investment requirements to the board members of such funds.

Shares of each fund, except Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund and Dreyfus Bond Market Index Fund (BASIC shares), are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee-based programs.

Each fund, except Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund, reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus Money Market Reserves (Class R shares and Investor shares) and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares). Each fund may waive its minimum initial investment requirement for new accounts opened through a Service Agent whenever Dreyfus Investments Division ("DID") determines for the initial account opened through such Service Agent, which is below a fund's minimum initial investment requirement, that the existing accounts in the fund opened through that Service Agent have an average account size, or the Service Agent has adequate intent and access to funds to result in maintenance of accounts in the fund opened through that Service Agent with an average account size, in an amount equal to or in excess of $25,000 ($100,000 with respect to Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves). DID will periodically review the average size of the accounts opened through each Service Agent and, if necessary, reevaluate the Service Agent's intent and access to funds. DID will discontinue the waiver as to new accounts to be opened through a Service Agent if DID determines that the average size of accounts opened through that Service Agent is less than $25,000 ($100,000 with respect to Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves) and the Service Agent does not have the requisite intent and access to funds.

Reopening an Account

You may reopen an account in each fund, except in Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves, Dreyfus U.S. Treasury Reserves and the funds listed in the paragraph below, with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. You may reopen an account in the fund with a minimum investment of $1,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus TeleTransfer Privilege

Dreyfus AMT-Free Municipal Reserves. The ability to purchase shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the fund.

Information Pertaining to Purchase Orders

Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund. To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your purchase order to be effective.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as follows:

On March 13, 2012, outstanding Class B shares of Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund converted to Class A shares.

Dreyfus Core Equity Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund offered Class T shares prior to February 4, 2009.

Holders of Class A shares of Dreyfus Core Equity Fund since April 14, 2002 may continue to purchase Class A shares of the fund at NAV. However, investments by such holders in other funds advised by the Adviser will be subject to any applicable front-end sales load.

Class F shares of Dreyfus Mid-Cap Growth Fund generally are offered only to persons or entities who have continuously maintained a Class F account with the fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Retirement Plan programs and which have had relationships with the Adviser or its predecessor and the fund continuously since December 30, 1999. See the prospectus for more detailed information regarding eligibility to purchase Class F shares.

Holders of Class I shares of Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing accounts whether or not they would otherwise be eligible to do so.

Class I shares of Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus High Yield Fund and Dreyfus/Newton International Equity Fund are offered to series of BNY Mellon Funds Trust.

Class I shares of Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus/Newton International Equity Fund and Dreyfus/The Boston Company Emerging Markets Core Equity Fund are offered to certain other funds in The Dreyfus Family of Funds.

Class R shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves are offered only to (i) bank trust departments and other financial service providers (including BNY Mellon and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA or by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves who have held their shares since June 5, 2003 may continue to purchase Class R shares of the fund for their existing accounts whether or not they would otherwise be eligible to do so.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services
Dreyfus BASIC S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund Dreyfus Disciplined Stock Fund	Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege
Dreyfus High Yield Fund	Checkwriting Privilege (Class A only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus BASIC California Municipal Money Market Fund Dreyfus BASIC Massachusetts Municipal Money Market Fund Dreyfus BASIC New York Municipal Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

Dreyfus/Standish Fixed Income Fund
Dreyfus/Standish International Fixed Income Fund
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
Dreyfus/The Boston Company Small Cap Value Fund

Wire Redemption Privilege

Fund	Services

Dreyfus Core Equity Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Small Cap Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus Tax Managed Growth Fund
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Dreyfus/The Boston Company Large Cap Core Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus AMT-Free Municipal Reserves Dreyfus Money Market Reserves Dreyfus U.S. Treasury Reserves	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

Transaction Fees

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, these funds may not be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions. If you have not been a shareholder of Dreyfus BASIC California Municipal Money Market Fund since November 20, 1995, Dreyfus BASIC Massachusetts Municipal Money Market Fund since May 8, 1996 or Dreyfus BASIC New York Municipal Money Market Fund since December 8, 1995 (with respect to each fund, a "Prior Shareholder") and your account balance in the respective fund is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000 and you are not a Prior Shareholder. Additionally, if your account balance is less than $50,000 and you are not a Prior Shareholder, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Redemption checks may be made payable to the order of any person in the amount of $500 or more. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check and the $2.00 charge described above in "Transaction Fees" and in the prospectus, if applicable.

TeleTransfer Privilege

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. You may request by telephone that redemption proceeds (minimum of $1,000) be transferred between your fund account and your bank account.

Dreyfus AMT-Free Municipal Reserves. The ability to redeem shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the fund.

Wire Redemption Privilege

Dreyfus AMT-Free Municipal Reserves. By using the Wire Redemption Privilege, you authorize the Transfer Agent to act on telephone, letter or, with respect to Class R shares, Investor shares and BASIC shares of the fund, online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. The redemption proceeds minimum is $5,000 per day.

Information Pertaining to Redemptions

Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund. To maximize each fund's ability to track its Index, you are urged to transmit redemption requests so that they may be received by the fund or the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your redemption requests to be effective.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services

Dreyfus Core Equity Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Global Equity Income Fund
Dreyfus High Yield Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Small Cap Fund
Dreyfus Tax Managed Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Dreyfus/The Boston Company Large Cap Core Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus AMT-Free Municipal Reserves Dreyfus BASIC S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund Dreyfus Disciplined Stock Fund Dreyfus Money Market Reserves Dreyfus U.S. Treasury Reserves

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus BASIC California Municipal Money Market Fund Dreyfus BASIC Massachusetts Municipal Money Market Fund Dreyfus BASIC New York Municipal Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)

Fund	Services

Dreyfus/Standish Fixed Income Fund
Dreyfus/Standish International Fixed Income Fund
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
Dreyfus/The Boston Company Small Cap Value Fund

Fund Exchanges Corporate Pension/Profit-Sharing and Retirement Plans

Fund Exchanges

Dreyfus AMT-Free Municipal Reserves. To request an exchange, you or your Service Agent acting on your behalf may give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class R shares, Investor shares and BASIC shares, online. The ability to issue exchange instructions by telephone or, with respect to Class R shares, Investor shares and BASIC shares, online is given to shareholders of the fund automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and, with respect to Class R shares, Investor shares and BASIC shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Exchanges out of each fund pursuant to fund exchanges are limited to four per calendar year. Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund each reserves the right, upon not less than 60 days' written notice, to charge shareholders who have held fund shares since November 20, 1995, May 8, 1996 or December 8, 1995, respectively, a nominal fee for each exchange in accordance with rules promulgated by the SEC.

Dreyfus Mid-Cap Growth Fund. The fund has established an exchange privilege between Class F shares of the fund and Dreyfus Liquid Assets, Inc. ("DLA"). This privilege allows Class F shareholders of the fund to exchange their shares for Class 1 shares of DLA, and for such exchanging shareholders, as well as DLA shareholders who are former shareholders of Dreyfus Founders Money Market Fund (which was reorganized into DLA on September 22, 2006), to exchange their Class 1 DLA shares for the Class F shares of the fund, subject to the terms of the fund's prospectus.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS; SHAREHOLDER SERVICES AGREEMENT

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Core Equity Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Small Cap Fund
Dreyfus/Standish Global Fixed Income

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus Tax Managed Growth Fund
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Dreyfus/The Boston Company Large Cap Core Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Dreyfus High Yield Fund	Class C	Distribution Plan (12b-1)	The fund pays the Distributor 0.75% for distributing these shares.
Dreyfus AMT-Free Municipal Reserves	Class B	Distribution Plan (12b-1)

The fund pays the Distributor 0.25% for distributing these shares. The Distributor may make payments from the Rule 12b-1 fees it collects to compensate Service Agents that have entered into agreements with the Distributor, under which the Service Agents are obligated to provide distribution related services.

Dreyfus Mid-Cap Growth Fund	Class F	Distribution Plan (12b-1)

The fund pays the Distributor an amount not to exceed 0.25% for distributing these shares. These fees may be used to pay directly, or to reimburse the Distributor for paying, expenses in connection with distribution of these shares and related activities. Payments may be made only to reimburse expenses paid during a rolling twelve-month period. Any reimbursable expenses paid in excess of this limitation will be borne by the Distributor.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Core Equity Fund Dreyfus High Yield Fund Dreyfus Bond Market Index Fund	Class A Investor Shares	Distribution Plan (12b-1)

The fund pays up to 0.25% to BNY Mellon and its affiliates (including Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Dreyfus Small Cap Fund Dreyfus Tax Managed Growth Fund Dreyfus AMT-Free Municipal Reserves† Dreyfus Money Market Reserves† Dreyfus U.S. Treasury Reserves†	Class A Shares Investor Shares	Distribution Plan (12b-1)

The fund pays the Distributor up to 0.25% for shareholder servicing activities and/or for activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Disciplined Stock Fund	N/A	Distribution Plan (12b-1)

The fund pays up to 0.10% to BNY Mellon and its affiliates (including Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Dreyfus Mid-Cap Growth Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Dreyfus/The Boston Company Large Cap Core Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus AMT-Free Municipal Reserves	Class B	Shareholder Services Plan (12b-1)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of this class. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholders accounts. Under the Plan, the Distributor may enter into shareholder services agreements with Service Agents and make payments to Service Agents in respect of these services.

Dreyfus Core Equity Fund Dreyfus High Yield Fund Dreyfus Small Cap Fund Dreyfus Tax Managed Growth Fund	Class C	Service Plan (12b-1)

The fund pays the Distributor and/or its affiliates 0.25% for the provision of certain services to the shareholders of this class. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services.

______________
* As applicable to the funds listed (not all funds have all classes shown).
** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.
*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.
† The amount each fund pays to the Distributor is currently limited by the fund's Board of Directors to 0.20%.

Shareholder Services Agreement (Dreyfus Mid-Cap Growth Fund only)

Pursuant to a Shareholder Services Agreement, the Distributor performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account and other shareholder-related services for the fund's Class F shareholders. The fund pays to the Distributor a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the fund considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by the Distributor pursuant to the agreement, but also for services rendered and facilities furnished by the Transfer Agent in performing transfer agent services for Class F shareholders. In addition to the per account fee, the Distributor and the Transfer Agent are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus BASIC S&P 500 Stock Index Fund	✓		✓
Dreyfus Bond Market Index Fund			✓	✓		✓
Dreyfus Core Equity Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Disciplined Stock Fund	✓	✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓		✓	✓	✓	✓
Dreyfus Equity Income Fund	✓	✓	✓	✓		✓
Dreyfus Global Equity Income Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓	✓
Dreyfus International Bond Fund	✓		✓	✓	✓ (up to 25% of assets)	✓
Dreyfus Mid-Cap Growth Fund	✓	✓	✓	✓	✓[4]
Dreyfus/Newton International Equity Fund	✓	✓	✓	✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓	✓	✓	✓
Dreyfus Small Cap Fund	✓	✓	✓	✓
Dreyfus/Standish Fixed Income Fund	✓		✓	✓	✓ (up to 15% of assets)	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓	✓ (up to 25% of assets)	✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus/Standish International Fixed Income Fund	✓		✓	✓	✓ (up to 25% of assets)	✓
Dreyfus Tax Managed Growth Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓	✓	✓	✓	✓ (up to 5% of net assets)	✓
Dreyfus/The Boston Company Large Cap Core Fund	✓	✓	✓	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓	✓	✓	✓	✓	✓

1 For all funds other than Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund and Dreyfus/Standish Intermediate Tax Exempt Bond Fund, includes common and preferred stock, convertible securities and warrants. For Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund, includes common stock. Dreyfus Opportunistic Fixed Income Fund, from time to time, may hold common stock sold in units with, or attached to, debt securities purchased by the fund. The fund also may hold common stock received upon the conversion of convertible securities. In connection with its investments in corporate debt securities, or restructuring of investments it owned, the fund may receive warrants or other income-producing equity securities. The fund may retain such securities until the Adviser determines it is appropriate in light of current market conditions for the fund to dispose of such securities. For Dreyfus/Standish Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund, includes preferred stock and convertible securities. Dreyfus/Standish International Fixed Income Fund also may invest in warrants; receive warrants or other non-income producing equity securities in connection with its investments in corporate debt securities or restructuring of investments it owned; hold common stock received upon the conversion of convertible securities; and, from time to time, hold common stock sold in units with, or attached to, debt securities purchased by the fund. For Dreyfus/Standish Intermediate Tax Exempt Bond Fund, includes convertible securities.

Each of Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax

Managed Growth Fund is limited to investing up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities. Dreyfus High Yield Fund may invest up to 5% of its assets directly in the common stock of high yield bond issuers, including common stock issued in IPOs.

2  Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund each may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below. For Dreyfus/Standish Intermediate Tax Exempt Bond Fund, see "Money Market Instruments" below.

3  For each of Dreyfus/Newton International Equity Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid-Cap Growth Fund, the fixed-income securities issued by corporate issuers in which the fund may invest must be rated A or better, or, if unrated, determined by the Adviser to be of comparable credit quality. Additionally, each of Dreyfus /Newton International Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid-Cap Growth Fund may invest up to 5% of its assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

4  The fund may invest in convertible securities and preferred stock rated below investment grade and may not otherwise invest in below investment grade securities; if a bond's, debenture's or other corporate obligation's rating is reduced to below investment grade, or it becomes unrated after purchase, the fund may not invest more than 5% of its total assets in the aggregate in such bonds, debentures and corporate obligations, and any convertible securities, rated below investment grade or in unrated securities believed by the Adviser to be equivalent in quality to securities rated below investment grade. This 5% limit does not apply to preferred stocks.

Fund	Variable and Floating Rate Securities[5]	Participation Interests and Assignments[6]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus BASIC S&P 500 Stock Index Fund	✓
Dreyfus Bond Market Index Fund	✓	✓	✓	✓
Dreyfus Core Equity Fund		✓ (municipal securities only)
Dreyfus Disciplined Stock Fund
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓		✓	✓
Dreyfus Equity Income Fund	✓
Dreyfus Global Equity Income Fund	✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓
Dreyfus International Bond Fund	✓	✓	✓	✓	✓
Dreyfus Mid-Cap Growth Fund			✓
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Small Cap Fund
Dreyfus/Standish Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓	✓ (municipal securities only)
Dreyfus/Standish International Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Tax Managed Growth Fund		✓ (municipal securities only)

Fund	Variable and Floating Rate Securities[5]	Participation Interests and Assignments[6]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Dreyfus/The Boston Company Large Cap Core Fund
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

5  For Dreyfus BASIC S&P 500 Stock Index Fund, variable amount master demand notes only.

6  Dreyfus Bond Market Index Fund will acquire participation interests only if the lender interpositioned between the fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. For Dreyfus High Yield Fund, participation interests only.

Fund	Municipal Securities[7]	Funding Agreements	REITs	Money Market Instruments[8]
Dreyfus BASIC S&P 500 Stock Index Fund			✓	✓
Dreyfus Bond Market Index Fund			✓	✓
Dreyfus Core Equity Fund	✓			✓
Dreyfus Disciplined Stock Fund			✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund			✓	✓
Dreyfus Equity Income Fund			✓	✓
Dreyfus Global Equity Income Fund			✓	✓
Dreyfus High Yield Fund	✓			✓
Dreyfus International Bond Fund	✓		✓	✓
Dreyfus Mid-Cap Growth Fund			✓	✓
Dreyfus/Newton International Equity Fund			✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓
Dreyfus Small Cap Fund			✓	✓
Dreyfus/Standish Fixed Income Fund	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓			✓
Dreyfus/Standish International Fixed Income Fund	✓		✓	✓
Dreyfus Tax Managed Growth Fund	✓			✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund			✓	✓
Dreyfus/The Boston Company Large Cap Core Fund			✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund			✓	✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund			✓	✓
Dreyfus/The Boston Company Small Cap Value Fund			✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund			✓	✓

7 Dreyfus Opportunistic Fixed Income Fund currently intends to invest no more than 25% of its assets in Municipal Bonds. Dreyfus/Standish Fixed Income Fund currently intends to invest no more than 10% of its assets in Municipal Bonds. Dreyfus/Standish Intermediate Tax Exempt Bond Fund may invest up to 20% of its assets in certain private activity bonds, the income from which is subject to the federal AMT.

8  Except as described below, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For Dreyfus Core Equity Fund and Dreyfus Tax Managed Growth Fund, does not include repurchase agreements.

 For Dreyfus High Yield Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements, commercial paper and other short-term corporate obligations. The commercial paper purchased by the fund will consist only of direct obligations which, at the time of their purchase, are (a) rated P-1 by Moody's, A-1 by S&P or F1 by Fitch, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's, A-1 by S&P or F1 by Fitch or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the fund invest in repurchase agreements for more than one year.

 For Dreyfus BASIC S&P 500 Stock Index Fund, to maintain liquidity, the fund may invest up to 5% of its assets in U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, when-issued transactions and variable amount master demand notes. Dreyfus Disciplined Stock Fund may invest in money market instruments in amounts not generally expected to exceed 20% of the fund's assets. Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund each will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, P-1 by Moody's or F1 by Fitch.

 Except for Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund, generally, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

 Otherwise than in connection with (1) or (2) above, for each of Dreyfus/Newton International Equity Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, includes short-term U.S. Government securities and repurchase agreements; however, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each may invest only up to 10%, and Dreyfus/Standish Intermediate Tax Exempt Bond Fund and Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund each may invest only up to 15%, of its net assets in repurchase agreements. Money market instruments in which each of these funds invests will be rated at the time of purchase P-1 by Moody's, or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa or A by Moody's or AAA, AA, or A by S&P or, if not rated, determined to be of comparable credit quality by the Adviser. Each fund may invest up to 5% of its total assets in short-term debt securities which are rated Baa by Moody's or BBB by S&P or, if not rated, determined to be of comparable credit quality by the Adviser.

 For Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund, commercial paper will be rated at the time of purchase P-1 by Moody's or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. Except for when the fund adopts a temporary defensive position, Dreyfus/Standish Fixed Income Fund may invest up to 5%, and Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund each may invest up to 25%, of its net assets in repurchase agreements.

 For Dreyfus/Standish Intermediate Tax Exempt Bond Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets), or for temporary defensive purposes, may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When the fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal personal income tax.

Fund	Foreign Securities[9]	Emerging Markets[10]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus BASIC S&P 500 Stock Index Fund	✓
Dreyfus Bond Market Index Fund	✓	✓		✓ (Brady bonds only)
Dreyfus Core Equity Fund	✓		✓
Dreyfus Disciplined Stock Fund	✓		✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓	✓	✓
Dreyfus Equity Income Fund	✓		✓
Dreyfus Global Equity Income Fund	✓	✓ (up to 30% of assets)	✓
Dreyfus High Yield Fund	✓	✓
Dreyfus International Bond Fund	✓	✓	✓	✓ (Brady bonds only)
Dreyfus Mid-Cap Growth Fund	✓ (up to 30% of assets)	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓ (up to 20% of total assets)	✓	✓ (sovereign debt obligations only)
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓
Dreyfus Small Cap Fund	✓		✓
Dreyfus/Standish Fixed Income Fund	✓	✓		✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓		✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/Standish International Fixed Income Fund	✓	✓		✓
Dreyfus Tax Managed Growth Fund	✓		✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓	✓	✓	✓ (sovereign debt obligations only)
Dreyfus/The Boston Company Large Cap Core Fund	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	✓ (up to 15% of total assets)	✓	✓

Fund	Foreign Securities[9]	Emerging Markets[10]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus/The Boston Company Small Cap Value Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓ (up to 15% of total assets)	✓	✓

9 Dreyfus BASIC S&P 500 Stock Index Fund may invest in foreign securities as is consistent with its other investment policies.

 Dreyfus Mid-Cap Growth Fund may not invest more than 25% of its total assets in the securities of any one foreign country.

 Dreyfus/Standish Fixed Income Fund will not invest more than 10% of its total assets in foreign securities not subject to hedging transactions back into U.S. dollars.

 Dreyfus/The Boston Company Large Cap Core Fund may not invest more than 10% of its total assets in foreign securities which are not traded on a U.S. exchange or in the U.S. over-the counter market.

 Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars.

10  Dreyfus Mid-Cap Growth Fund will not invest more than 5% of its total assets, measured at the time of purchase, in securities issued by foreign companies located in emerging market countries.

 Dreyfus International Bond Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund each may invest up to 25% of its total assets in the securities of issuers located in emerging markets generally, with a limit of 7% of its total assets invested in the securities of issuers located in any one emerging market country (5% for Dreyfus International Bond Fund). These limitations do not apply to investments denominated or quoted in the Euro. Dreyfus/Standish Global Fixed Income Fund considers emerging markets to be those countries listed in the Barclays Capital Global Emerging Market Index.

 Dreyfus/Standish Fixed Income Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers in any one emerging market country. For Dreyfus/Standish Fixed Income Fund, these limitations do not apply to investments denominated or quoted in the Euro.

 With regard to Dreyfus/Newton International Equity Fund, the Adviser considers an emerging market to be any market that is: generally recognized to be an emerging or developing market by the international financial community, including the World Bank and the International Financial Corporation; or classified by the United Nations as developing; or included in the International Financial Corporations Free Index or the Morgan Stanley Capital International Emerging Markets Free Index. With regard to Dreyfus/The Boston Company Emerging Markets Core Equity Fund, the Adviser considers an emerging market to be any country that is not represented in the Morgan Stanley Capital International World Index.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange- Traded Notes	Futures Transactions[11]	Options Transactions[12]
Dreyfus BASIC S&P 500 Stock Index Fund		✓	✓		✓	✓
Dreyfus Bond Market Index Fund		✓	✓		✓	✓
Dreyfus Core Equity Fund	✓	✓	✓			✓
Dreyfus Disciplined Stock Fund		✓	✓		✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓	✓		✓	✓
Dreyfus Equity Income Fund	✓	✓	✓		✓	✓
Dreyfus Global Equity Income Fund	✓	✓	✓		✓	✓
Dreyfus High Yield Fund		✓	✓		✓	✓
Dreyfus International Bond Fund	✓	✓	✓		✓	✓
Dreyfus Mid-Cap Growth Fund		✓	✓		✓	✓
Dreyfus/Newton International Equity Fund		✓	✓		✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus Small Cap Fund		✓	✓		✓	✓
Dreyfus/Standish Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund		✓	✓		✓	✓
Dreyfus/Standish International Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus Tax Managed Growth Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Large Cap Core Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund		✓	✓		✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange- Traded Notes	Futures Transactions[11]	Options Transactions[12]
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small Cap Value Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund		✓	✓		✓	✓

11  Dreyfus BASIC S&P 500 Stock index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Small Cap Fund each will not enter into futures contracts to the extent that the fund's outstanding obligations under these contracts would exceed 25% of the fund's total assets.

 Dreyfus Bond Market Index Fund is limited to entering into U.S. Treasury futures and options thereon and will not enter into futures contracts if its outstanding obligations under such futures contracts and options, in the aggregate, exceeds 5% of its assets.

 Dreyfus/Standish Intermediate Tax Exempt Bond Fund may not (1) purchase or sell index futures contracts and options thereon; (2) purchase or sell currency futures and options thereon; or (3) make investments in Eurodollar contracts.

 Dreyfus Tax Managed Growth Fund currently does not intend to enter into futures contracts.

12  Dreyfus Core Equity Fund may write (i.e., sell) covered call options with respect to specific securities to the extent of 20% of the value of its net assets at the time such option contracts are written.

 Dreyfus High Yield Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

 Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund each will not purchase or write over-the-counter ("OTC") options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the fund, and (iii) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). Additionally, Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Small Cap Fund each will not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets. Additionally, Dreyfus Bond Market Index Fund is limited to purchasing U.S. Treasury options and will not purchase such options if the aggregate amount of such options and its outstanding obligations under U.S. Treasury futures and options thereon exceeds 5% of its assets.

 Dreyfus Tax Managed Growth Fund will not write (i.e., sell) covered call option contracts with respect to specific securities in an amount exceeding 20% of the value of its net assets at the time such option contracts are written.

 Dreyfus/Standish Intermediate Tax Exempt Bond Fund may not (1) purchase or sell call and put options on foreign currency; or (2) purchase cash-settled options on swaps denominated in U.S. dollars or foreign currency.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[13]	Participatory Notes	Custodial Receipts
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus Bond Market Index Fund				✓
Dreyfus Core Equity Fund						✓ (municipal securities only)
Dreyfus Disciplined Stock Fund
Dreyfus Emerging Markets Debt Local Currency Fund	✓		✓	✓	✓
Dreyfus Equity Income Fund	✓	✓	✓	✓
Dreyfus Global Equity Income Fund	✓			✓	✓
Dreyfus High Yield Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus International Bond Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Mid-Cap Growth Fund	✓		✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Small Cap Fund
Dreyfus/Standish Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus/Standish International Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Tax Managed Growth Fund						✓ (municipal securities only)

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[13]	Participatory Notes	Custodial Receipts
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓	✓	✓
Dreyfus/The Boston Company Large Cap Core Fund	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓		✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓	✓	✓

13 Dreyfus Bond Market Index Fund may invest in structured securities related to sovereign debt obligations.

 For Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund, it is expected that not more than 5% of each fund's net assets will be at risk as a result of investments in structured notes and hybrid instruments.

Fund	Foreign Currency Transactions[14]	Commodities	Short-Selling[15]	Lending Portfolio Securities[16]	Borrowing Money[17]
Dreyfus BASIC S&P 500 Stock Index Fund				✓	✓
Dreyfus Bond Market Index Fund				✓	✓
Dreyfus Core Equity Fund				✓	✓
Dreyfus Disciplined Stock Fund				✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓			✓	✓
Dreyfus Equity Income Fund	✓		✓	✓	✓
Dreyfus Global Equity Income Fund	✓		✓	✓	✓
Dreyfus High Yield Fund	✓		✓	✓	✓
Dreyfus International Bond Fund	✓		✓	✓	✓
Dreyfus Mid-Cap Growth Fund	✓			✓	✓
Dreyfus/Newton International Equity Fund	✓		✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓	✓
Dreyfus Small Cap Fund				✓	✓
Dreyfus/Standish Fixed Income Fund	✓		✓	✓	✓ (up to 15% of total assets)
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓	✓ (up to 15% of total assets)
Dreyfus/Standish Intermediate Tax Exempt Bond Fund				✓	✓ (up to 15% of total assets)
Dreyfus/Standish International Fixed Income Fund	✓		✓	✓	✓ (up to 15% of total assets)
Dreyfus Tax Managed Growth Fund				✓	✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Large Cap Core Fund	✓		✓		✓ (up to 15% of total assets)
Dreyfus/The Boston Company Small Cap Growth Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small Cap Value Fund	✓		✓	✓	✓

Fund	Foreign Currency Transactions[14]	Commodities	Short-Selling[15]	Lending Portfolio Securities[16]	Borrowing Money[17]
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓	✓	✓ (up to 15% of total assets)

14 Dreyfus/Newton International Equity Fund will invest only in "hard currencies," which are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.

15 Dreyfus Equity Income Fund, Dreyfus High Yield Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund each may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

 Dreyfus High Yield Fund and Dreyfus International Bond Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets. In addition, Dreyfus High Yield Fund (1) may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the fund's net assets; and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

16 For Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund, loans of portfolio securities may not exceed 20% (with a 10% limit for any borrower) of the value of the fund's total assets (including the value of all assets received as collateral for the loan).

17 Each of Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

 Dreyfus Core Equity Fund and Dreyfus Equity Income Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; however, Dreyfus Equity Income Fund also may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund,

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund each may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Fund	Borrowing Money for Leverage[17]	Reverse Repurchase Agreements[18]	Forward Commitments[19]	Forward Roll Transactions[20]	Illiquid Securities
Dreyfus BASIC S&P 500 Stock Index Fund		✓	✓		✓
Dreyfus Bond Market Index Fund		✓	✓	✓	✓
Dreyfus Core Equity Fund					✓
Dreyfus Disciplined Stock Fund		✓	✓		✓
Dreyfus Emerging Markets Debt Local Currency Fund		✓	✓		✓
Dreyfus Equity Income Fund		✓	✓		✓
Dreyfus Global Equity Income Fund		✓	✓		✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓
Dreyfus International Bond Fund		✓	✓	✓	✓
Dreyfus Mid-Cap Growth Fund		✓	✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓		✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Small Cap Fund		✓	✓		✓
Dreyfus/Standish Fixed Income Fund		✓	✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund			✓	✓ (up to 5% of net assets)	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓		✓		✓
Dreyfus/Standish International Fixed Income Fund			✓	✓ (up to 10% of net assets)	✓
Dreyfus Tax Managed Growth Fund					✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓	✓	✓		✓
Dreyfus/The Boston Company Large Cap Core Fund	✓		✓		✓

Fund	Borrowing Money for Leverage[17]	Reverse Repurchase Agreements[18]	Forward Commitments[19]	Forward Roll Transactions[20]	Illiquid Securities
Dreyfus/The Boston Company Small Cap Growth Fund		✓	✓		✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund		✓	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund		✓	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓		✓

18 Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Small Cap Fund each may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by the Adviser to be disadvantageous.

19 Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund each may commit up to 25% of its net assets, and Dreyfus/Standish Intermediate Tax Exempt Bond Fund may commit up to 40% of its assets, to purchase forward commitments.

20  Dreyfus Bond Market Index Fund may enter into forward roll transactions with respect to Ginnie Maes and other mortgage-related securities. Dreyfus High Yield Fund will only enter into covered forward rolls.

Money Market Funds

Fund	U.S. Government Securities[21]	Repurchase Agreements[21]	Bank Obligations[21]	Participation Interests	Floating and Variable Rate Obligations[22]
Dreyfus AMT-Free Municipal Reserves	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus BASIC California Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus BASIC Massachusetts Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus BASIC New York Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus Money Market Reserves	✓	✓[23]	✓		✓
Dreyfus U.S. Treasury Reserves	✓	✓

21 For Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund, see the discussion regarding Money Fund Taxable Investments following these charts.

22 Dreyfus AMT-Free Municipal Reserves may not invest in variable amount master demand notes.

23 These repurchase agreements may be collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality ("credit collateral").

Fund	Asset-Backed Securities	Commercial Paper[24]	Investment Companies	Municipal Securities[25]	Foreign Securities[26]
Dreyfus AMT-Free Municipal Reserves		✓	✓	✓	✓
Dreyfus BASIC California Municipal Money Market Fund		✓	✓	✓
Dreyfus BASIC Massachusetts Municipal Money Market Fund		✓	✓	✓
Dreyfus BASIC New York Municipal Money Market Fund		✓	✓	✓
Dreyfus Money Market Reserves	✓	✓	✓		✓
Dreyfus U.S. Treasury Reserves			✓

24 Dreyfus AMT-Free Municipal Reserves and Dreyfus Money Market Reserves will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, Prime-1 by Moody's or F1 by Fitch or determined by the Manager to be of comparable quality. In addition, each fund may invest in corporate obligations that have received a short-term rating from Moody's, S&P or Fitch in one of the two highest short-term rating categories, or that have been issued by an issuer that has received a short-term rating from Moody's, S&P or Fitch in one of the two highest short-term ratings categories with respect to a class of debt obligations that is comparable in priority and security with the obligation in which the fund invests. These funds also may invest in unrated corporate obligations that are of comparable quality to the foregoing obligations, as determined by the Manager. A fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

25 Dreyfus AMT-Free Municipal Reserves currently will not purchase Municipal Obligations, including certain industrial development bonds and bonds issued after August 7, 1986 to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT, even though the interest will continue to be fully tax-exempt for federal income tax purposes.

 For Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund, the total amount paid, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities), for outstanding stand-by commitments held in the fund's portfolio will not exceed 0.5 of 1% of the value of the fund's total assets calculated immediately after such stand-by commitment was acquired.

26 Dreyfus AMT Free-Municipal Reserves and Dreyfus Money Market Reserves are limited to purchasing securities of foreign issuers and investing in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Dreyfus AMT-Free Municipal Reserves may not purchase Eurodollar bonds and notes.

Fund	Illiquid Securities	Borrowing Money[27]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[28]
Dreyfus AMT-Free Municipal Reserves	✓	✓	✓	✓	✓	✓
Dreyfus BASIC California Municipal Money Market Fund	✓	✓			✓
Dreyfus BASIC Massachusetts Municipal Money Market Fund	✓	✓			✓
Dreyfus BASIC New York Municipal Money Market Fund	✓	✓			✓
Dreyfus Money Market Reserves	✓	✓	✓	✓	✓	✓
Dreyfus U.S. Treasury Reserves	✓	✓		✓	✓

27  Each of Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves is authorized currently to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

28  Other than pursuant to the Interfund Borrowing and Lending Program.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Each fund will invest in taxable obligations only if and when the Manager believes it would be in the best interests of the fund's shareholders to do so. Situations in which the fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. Each fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Each fund may invest in only the following kinds of taxable securities ("Money Fund Taxable Investments") maturing in one year or less from the date of purchase: (1) obligations of the U.S. Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements with respect to any securities the fund is permitted to hold. Additionally, when, in the opinion of the Manager, adverse market conditions exist for State Municipal Obligations, and a "defensive" investment posture is warranted, the fund may temporarily invest more than 20% of its net assets in Municipal Obligations the interest from which is exempt from federal but not state (and in the case of Dreyfus BASIC New York Municipal Money Market Fund, New York City) personal income taxes for resident shareholders of that state, or in taxable obligations. Periods when a defensive posture is warranted include those periods when the fund's monies available for investment exceed the State Municipal Obligations available for purchase to meet the fund's rating, maturity and other investment criteria.

Dreyfus AMT-Free Municipal Reserves. The fund may invest temporarily in high-quality, taxable money market instruments (including Money Fund Taxable Investments), including when the Manager believes acceptable Municipal Obligations are not available for investment.

To reduce the risks of municipal lease obligations, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.

The fund proposes to purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the fund. (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.") The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Manager anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to the fund's right to require the remarketing party to purchase or remarket the obligation are that the fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the fund to meet the fund's liquidity needs, and (3) the governmental issuer has not notified the fund of termination of the underlying lease.

The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of the fund under certain conditions to provide liquidity if share redemptions of the fund exceed purchases of fund shares. The fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Manager's opinion are capable of meeting their obligations to the fund. The Manager will regularly monitor the ability of remarketing parties to meet their obligations to the fund. The fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio. The fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act. The fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from the fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of the municipal lease obligations held by the fund may not be covered by remarketing agreements. The fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Manager at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Manager to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Manager determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee.

However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. For each of Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund and Dreyfus/Standish Intermediate Tax Exempt Bond Fund, the funds policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below). Also, as a Fundamental Policy, Dreyfus/Standish Intermediate Tax Exempt Bond Fund invests at least 65% of the value of its net assets in general obligation bonds and revenue bonds. Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not (with respect to Dreyfus Mid-Cap Growth Fund, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the fund may not):

1. Borrowing; Senior Securities

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Mid-Cap Growth Fund. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets. For purposes of this Fundamental Policy, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

Dreyfus/Newton International Equity Fund. Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

Dreyfus Mid-Cap Growth Fund. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the fund's other investment restrictions may be deemed to give rise to a senior security.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund. Issue senior securities. For purposes of this Fundamental Policy, borrowing money in accordance with this paragraph, making loans in accordance with Fundamental Policy No. 5, the issuance of shares of beneficial interest in multiple classes or series, the deferral of board members' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of Fundamental Policy No. 6, are not deemed to be senior securities.

Dreyfus/Standish Fixed Income Fund. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

Dreyfus/Standish Global Fixed Income Fund. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Dreyfus/Standish International Fixed Income Fund. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund. Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

Dreyfus/The Boston Company Large Cap Core Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Commodities

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Purchase or sell commodities, except that the fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Emerging Markets Debt Local Currency Fund and Dreyfus Global Equity Income Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Mid-Cap Growth Fund. Invest in physical commodities, except that the fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

Dreyfus/The Boston Company Large Cap Core Fund. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

3. Issuer Diversification

Dreyfus AMT-Free Municipal Reserves, Dreyfus Core Equity Fund, Dreyfus High Yield Fund,  Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase, with respect to 75% of the fund's total assets, securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Dreyfus Global Equity Income Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

Dreyfus Global Equity Income Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/The Boston Company Large Cap Core Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

4. Industry Concentration

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, except with respect to the Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund, this Fundamental Policy does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Purchase any securities which would cause 25% or more of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

Dreyfus Emerging Markets Debt Local Currency Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy.

Dreyfus Equity Income Fund and Dreyfus Opportunistic Fixed Income Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Global Equity Income Fund and Dreyfus Mid-Cap Growth Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Dreyfus International Bond Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The fund, however, may invest 25% or more of its total assets in securities or derivative instruments issued by companies in the financial services sector.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Dreyfus/Standish Fixed Income Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Dreyfus/The Boston Company Large Cap Core Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities.

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Loans

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this Fundamental Policy, debt instruments and repurchase agreements shall not be treated as loans.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Mid-Cap Growth Fund. Lend any security or make any loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this Fundamental Policy does not apply to the purchase of debt securities or to repurchase agreements.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33-1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Dreyfus/Standish Fixed Income Fund. Lend portfolio securities except that the fund (i) may lend portfolio securities in accordance with the fund's investment policies up to 33-1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund. Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within seven days.

Dreyfus/The Boston Company Large Cap Core Fund. Make loans of portfolio securities, except that the fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

6. Margin

Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Real Estate

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus Mid-Cap Growth Fund. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that the fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. The fund may also invest in readily marketable interests in REITs.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

Dreyfus/The Boston Company Large Cap Core Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase real estate or real estate mortgage loans.

8. Underwriting

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund,

Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Act as an underwriter of securities of other issuers, except that the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Mid-Cap Growth Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with disposing of portfolio securities.

Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act.

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

9. Other

Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

With respect to each of Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, for purposes of the fund's fundamental investment restriction regarding industry concentration, the Manager (or the Sub-Adviser, in the case of Dreyfus/Newton International Equity Fund) generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC. In the absence of such classification or if the Manager (or the Sub-Adviser, in the case of Dreyfus/Newton International Equity Fund) determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Manager (or the Sub-Adviser, in the case of Dreyfus/Newton International Equity Fund) may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Pledging Assets

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus Mid-Cap Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

3. Purchase Securities of Other Investment Companies

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund,  Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

4. Illiquid Investments

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus Mid-Cap Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest more than 15% of its net assets in illiquid securities.

5. Margin

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus High Yield Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

Dreyfus Mid-Cap Growth Fund. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that the fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

6. Short Sales

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Small Cap Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund. Sell securities short, or purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

Dreyfus Mid-Cap Growth Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

7. Puts/Calls

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to the fund's transactions in futures contracts and options.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the fund's transactions in futures contracts and related options.

8. Oil and Gas

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase oil, gas or mineral leases.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Purchase oil, gas or mineral leases (the fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

9. Other

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase or retain the securities of any issuer if the officers, board members of the fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the fund's net assets would be invested in warrants or, (b) more than 2% of the value of the fund's assets would be invested in warrants that are not listed on the NYSE or NYSE Amex (for purposes of this limitation, warrants acquired by the fund in units or attached to securities will be deemed to have no value).

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the fund's assets would be invested in warrants or, (b) more than 2% of the value of the fund's assets would be invested in warrants that are not listed on the NYSE or NYSE Amex (for purposes of this limitation, warrants acquired by the fund in units or attached to securities will be deemed to have no value).

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Purchase any security while borrowings representing more than 5% of the fund's total assets are outstanding.

Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the fund's investment in such securities would exceed 5% of the fund's total assets. For purposes of this Nonfundamental Policy, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

With respect to Dreyfus/Standish Intermediate Tax Exempt Bond Fund, for purposes of industry concentration determinations, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

In addition, each of Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund and Dreyfus Disciplined Stock Fund has adopted an operating policy not to invest more than 25% of the value of its total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The board may change this policy without shareholder approval. Notice will be given to fund shareholders if this policy is changed by the board.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. For Dreyfus/Newton International Equity Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, this statement does not apply to investments in illiquid securities or any borrowing. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter  at least to the extent of such excess.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus/Newton International Equity Fund and Dreyfus/The Boston Company Emerging Markets Core Equity Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Under normal circumstances, Dreyfus U.S. Treasury Reserves invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations (or other instruments with similar economic characteristics). Dreyfus BASIC S&P 500 Stock Index Fund normally invests at least 95% of its total assets in common stocks included in the S&P 500 Index. Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments (or, except for Dreyfus Mid-Cap Growth Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund, other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above).

Fund	Investment
Dreyfus AMT-Free Municipal Reserves	Tax-exempt securities
Dreyfus BASIC California Municipal Money Market Fund	California Municipal Obligations
Dreyfus BASIC Massachusetts Municipal Money Market Fund	Massachusetts Municipal Obligations
Dreyfus BASIC New York Municipal Money Market Fund	New York Municipal Obligations
Dreyfus Bond Market Index Fund	Bonds that are included in the Barclays Capital U.S. Aggregate Index
Dreyfus Core Equity Fund	Common stocks
Dreyfus Equity Income Fund Dreyfus Global Equity Income Fund	Equity securities
Dreyfus Disciplined Stock Fund	Stocks
Dreyfus Emerging Markets Debt Local Currency Fund	Emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities
Dreyfus High Yield Fund	Fixed-income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by Dreyfus
Dreyfus International Bond Fund Dreyfus Opportunistic Fixed Income Fund Dreyfus/Standish International Fixed Income Fund	Fixed-income securities

Fund	Investment
Dreyfus Mid-Cap Growth Fund	Equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index
Dreyfus Small Cap Fund	Stocks of small-cap companies
Dreyfus Tax Managed Growth Fund	Common stocks and employs a tax-managed strategy
Dreyfus/Newton International Equity Fund

Common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities

Dreyfus/Standish Fixed Income Fund	Fixed-income securities issued by U.S. and foreign governments and companies
Dreyfus/Standish Global Fixed Income Fund	U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	Tax-exempt municipal securities issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	Equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Emerging Markets Index
Dreyfus/The Boston Company Large Cap Core Fund	Equity securities of large-cap companies that appear to be undervalued relative to underlying business fundamentals
Dreyfus/The Boston Company Small Cap Growth Fund Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund Dreyfus/The Boston Company Small Cap Value Fund	Equity securities of small-cap U.S. companies
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	Equity securities of small-cap and mid-cap U.S. companies

DIVIDENDS AND DISTRIBUTIONS

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves

Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Funds, Inc.	Maryland	June 19, 1987
Dreyfus Mid-Cap Growth Fund			Diversified
Dreyfus Investment Funds	Massachusetts	August 13, 1986
Dreyfus/The Boston Company Emerging Markets Core Equity Fund			Diversified
Dreyfus/The Boston Company Large Cap Core Fund			Diversified
Dreyfus/The Boston Company Small Cap Growth Fund			Diversified
Dreyfus/The Boston Company Small Cap Value Fund			Diversified
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund			Diversified
Dreyfus/The Boston Company Small/Mid Cap Growth Fund			Diversified
Dreyfus/Newton International Equity Fund			Diversified
Dreyfus/Standish Fixed Income Fund			Diversified
Dreyfus/Standish Global Fixed Income Fund			Non-diversified
Dreyfus/Standish International Fixed Income Fund			Non-diversified
Dreyfus/Standish Intermediate Tax Exempt Bond Fund			Diversified
The Dreyfus/Laurel Funds, Inc.	Maryland	August 6, 1987
Dreyfus AMT-Free Municipal Reserves			Diversified
Dreyfus BASIC S&P 500 Stock Index Fund			Diversified
Dreyfus Bond Market Index Fund			Diversified
Dreyfus Core Equity Fund			Diversified
Dreyfus Disciplined Stock Fund			Diversified

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Money Market Reserves			Diversified
Dreyfus Opportunistic Fixed Income Fund			Non-diversified
Dreyfus Small Cap Fund			Diversified
Dreyfus Tax Managed Growth Fund			Diversified
Dreyfus U.S. Treasury Reserves			Diversified
The Dreyfus/Laurel Funds Trust	Massachusetts	March 30, 1979
Dreyfus Emerging Markets Debt Local Currency Fund			Non-diversified
Dreyfus Equity Income Fund			Diversified
Dreyfus Global Equity Income Fund			Diversified
Dreyfus High Yield Fund			Diversified
Dreyfus International Bond Fund			Non-diversified
The Dreyfus/Laurel Tax-Free Municipal Funds	Massachusetts	March 28, 1983
Dreyfus BASIC California Municipal Money Market Fund			Non-diversified
Dreyfus BASIC Massachusetts Municipal Money Market Fund			Non-diversified
Dreyfus BASIC New York Municipal Money Market Fund			Non-diversified

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Under the funds' unitary fee structure, Dreyfus pays all of the funds' expenses, except interest, taxes, brokerage commissions, Rule 12b-1 fees and expenses, fees and expenses of Independent Board Members (including counsel fees) and extraordinary expenses.

Although Dreyfus does not pay for the fees and expenses of the Independent Board Members (including counsel fees), Dreyfus is contractually required, with respect to each fund, to reduce its investment management fee by an amount equal to each fund's allocable portion of such fees and expenses.

ADMINISTRATION ARRANGEMENTS

Dreyfus Mid-Cap Growth Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund and Dreyfus/Standish Intermediate Tax Exempt Bond Fund only. Dreyfus performs administrative, accounting and recordkeeping services for the funds pursuant to Fund Accounting and Administrative Services Agreements. Pursuant to the agreements, Dreyfus prepares and maintains the general ledgers and financial statements of the funds; obtains data from the Transfer Agent and Custodian necessary to calculate daily the net asset values of the funds' share classes; audits certain data and transactions of the Custodian, Transfer Agent and the Manager; and provides regulatory, shareholder and other miscellaneous reporting and prepares and maintains certain required books, records and other documents. Each fund pay Dreyfus asset-based fees at annual rates ranging from 0.02% to 0.10% of daily net assets, based on the fund's asset size and whether the fund invests primarily in U.S. securities or non-U.S. securities, and reimburses Dreyfus for out-of-pocket expenses incurred in performing services pursuant to the applicable agreement. However, Dreyfus has agreed to waive any remaining fees under the agreements to the extent they exceed Dreyfus' costs in providing services under the agreements (including and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services), after applying any other expense limitations or fee waivers that reduce fees paid to Dreyfus under the agreements. Prior to May 1, 2011, The Bank of New York Mellon provided administration and fund accounting services for the funds other than Dreyfus Mid-Cap Growth Fund and was paid a fixed fee plus asset and transaction based fees and was reimbursed for out-of-pocket expenses.

Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish Intermediate Tax Exempt Bond Fund only. Class I shares of the funds bear an administrative services fee of up to 0.15% for payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006-1600, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Board Members.

KPMG LLP, 345 Park Avenue, New York, New York 10154-0102, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

California

General Information

Economy. California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. Various economic indicators suggest that the national economy has experienced a gradual expansion over the past year. U.S. gross domestic product growth was 1.9% in the first quarter of 2012—the eleventh consecutive quarter of growth. Consumer spending, exports and investment in inventories and residential structures were the largest contributors to this growth. Retail sales grew 6.8% in 2011 and 6.1% during the first five months of 2012 as compared to the first five months of 2011. The national unemployment rate eased gradually while nonfarm payroll employment expanded modestly in 2011 and the early months of 2012.

Statistics coming from the California economy also are painting a picture of a gradual recovery. Strong growth in the high-technology sector, international trade and tourism are offsetting weak residential construction and real estate, and fiscally strapped State and local governments. The California economy is expected to continue making steady progress. Personal income is projected to grow 4.9% in 2012, 3.4% in 2013 and 5.4% in 2014. California's nonfarm payroll jobs grew by 167,900 between December 2010 and December 2011. In the 12 months prior to December 2010, jobs grew by 145,000. During the first five months of 2012, payroll jobs grew by 97,400, or by 19,480 jobs per month. The State unemployment rate reached a high of 12.4% in late 2010. The rate improved thereafter, falling to 10.8% in May 2012. In comparison, the national unemployment rate was 8.2% in May 2012.

In California, existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized). During the first five months of 2012, the median sales price rose 1.6% from the same months of 2011 bringing the median price of these homes to approximately $300,000 (but still below the state median price of $526,000 in 2005). California issued 47,000 residential building permits in 2011 as compared to the 209,000 permits issued in 2005. The number of California homes going into foreclosure dropped in the first quarter of 2012 to the lowest level in almost five years. For 2011 as a whole, notices of default declined to 257,700 from their peak of 456,300 in 2009, but this was still much higher than historic norms.

The prospect of a European financial crisis and impending contractionary federal fiscal policy changes are the most significant known risks at this point. Economic growth in Europe is slowing, which is adversely affecting U.S. exports. California's exposure to this risk, though, is less than the nation's as a whole. Pacific Rim economies, Japan and China in particular, are much more important to the California economy than are European economies. Another risk is the impact of a number of impending federal fiscal policy developments that could slow economic growth at the beginning of 2013. These developments include the expiration of the Bush and temporary payroll tax cuts, the end of emergency unemployment insurance benefits and the imposition of automatic federal spending cuts. If the Bush tax cuts are extended through 2013 or longer, the State could expect to see a reduction in the amount of capital gains and dividend income shifted from 2013 to 2012. However, because of the advent of the 3.8% federal Medicare tax and because any decision to extend the Bush tax cuts will not likely be made until late in 2012, it is not likely that there would be a significant reduction in the amount of capital gains and dividend income shifted from 2013 to 2012.

The California economy continued to recover slowly during the first half of 2012 despite weak residential construction and real estate and fiscally strapped state and local governments. Strong growth in high-technology sectors and international trade likely offset much of the loss in output from home building and local government.

The California economic recovery has a solid base and prospects for further improvement are good. There can be no assurances, however, that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

Population. The 2011 estimate of California's population was 37.5 million residents, which represented 12% of the total United States population. California's population is highly concentrated in metropolitan areas. As of July 1, 2011, the five-county Los Angeles area accounted for nearly half of the State's population, with over 18.0 million residents, and about one in five California residents lived in the nine-county San Francisco Bay area.

Recent Developments

On June 22, 2012, the Department of Health Care Services ("DHCS") received federal approval of the hospital fee waiver and inpatient and outpatient Medi-Cal fee-for-service ("FFS") State Plan Amendments. These amendments and waivers were necessary to implement solutions enacted in the 2011 and 2012 Budget Acts. The approval is effective retroactive to July 1, 2011 and will continue through December 31, 2013. The fee revenue is used for providing supplemental inpatient and outpatient FFS payments to private hospitals, direct grants to both designated and non-designated public hospitals, increases in Medi-Cal managed care capitation rates for reimbursements to hospitals, and funding to the state for children's healthcare coverage. The 2012 Budget Act projects State General Fund savings of $707 million in Fiscal Year 2012-13 from the hospital fee waiver. On June 28, 2012, DHCS also received federal approval to roll over authorized but unexpended Health Care Coverage Initiative funding to the Safety Net Care Uncompensated Care Pool (assumed in the 2012 Budget Act). This approval is expected to enable the State to achieve State General Fund savings of $100 million in Fiscal Year 2012-13 and $9 million in Fiscal Year 2013-14.

A total of eleven measures will appear on the November 6, 2012 general election ballot for voter approval (ten initiative measures and a referendum on a bill setting new electoral districts for the State Senate). The following initiatives deal with fiscal matters and are discussed in greater detail herein:

Proposition 30 (the "Governor's Initiative"), which would, among other things, temporarily raise personal income tax rates on high-income taxpayers for seven years and raise the statewide sales tax by 0.25% for four years.

Proposition 38, which would raise personal income tax rates for most taxpayers through 2024, with funding largely dedicated to K-12 education and early childhood programs.

Proposition 39, which would repeal certain existing provisions for taxing corporations and require use of the "single sales tax factor," and dedicating a fixed amount of additional revenue which would be derived from this change to support clean energy and energy efficiency programs for five years.

Proposition 31, which would significantly change existing state laws on adoption of budgets, including enactment of two-year budgets and granting the Governor power to unilaterally reduce spending under certain circumstances during fiscal emergencies.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including Revenue Anticipation Notes ("RANs") and revenue anticipation warrants ("RAWs"). State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of July 1, 2012, the State had outstanding approximately $80.1 billion aggregate principal amount of long-term general obligation bonds, of which $73.1 billion was payable primarily from the State General Fund and $7.0 billion was payable from other revenue sources. As of July 1, 2012, there were unused voter authorizations for the future issuance of approximately $34.4 billion of long-term general obligation bonds. Of this unissued amount, over $1.3 billion is for bonds payable from other revenue sources.

A ballot measure is scheduled to be submitted to the voters at the Statewide election in November 2014 (rescheduled from 2012) to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. There are no bond measures on the November 2012 ballot. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of July 1, 2012, the State had outstanding approximately $4.2 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 5.2% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.65 billion in aggregate principal amount at any time. A total of $10.1 million of commercial paper was outstanding as of July 1, 2012.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. As of July 1, 2012, the State had a total par amount of $4.623 billion of bank arrangements available.

Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-revenue financings are supported by special funds rather than the State General Fund. The State had approximately $11.3 billion State General Fund-supported lease-revenue obligations outstanding as of July 1, 2012. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $7.82 billion authorized and unissued as of July 1, 2012.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $57.6 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of June 30, 2012.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act in February 2009 ("ARRA"), which allowed municipal issuers such as the state to issue "Build America Bonds" ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.54 billion of general obligation bonds and $551 million of lease revenue bonds. The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. The aggregate amount of the subsidy payments to be received from Fiscal Year 2012-13 through the maturity of these bonds (mostly 20 to 30 years) is approximately $8.7 billion for the general obligation BABs and $298 million for the lease revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of July 1, 2012 the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57"), which was approved by voters at the Statewide primary election in March 2004, authorized the issuance of up to $15 billion of ERBs to finance the negative State General Fund reserve balance as of June 30, 2004 and other State General Fund obligations undertaken prior to that time. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. In 2009, the State issued refunding ERBs to restructure the program in response to a drop in taxable sales caused by the recent severe recession, and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA"). As of July 1, 2012, funds from these sources have been used for early retirement of approximately $4.96 billion of bonds during Fiscal Years 2005-06 through 2011-12, including $472 million which was transferred from the BSA in Fiscal Year 2006-07 and $1.023 billion transferred from the BSA in Fiscal Year 2007-08. As of July 1, 2012 a total of $8.16 billion of ERBs has been retired, leaving a principal balance of $5.81 billion. The State retired approximately $16.2 million of additional ERBs on August 20, 2012 and approximately $438.6 million of additional ERBs on August 24, 2012 using excess sales tax revenues received through July 1, 2012.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. Settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the State General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the State General Fund. The back-up State guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the "2005 Bonds"). The back-up State guarantee now applies to the $3.14 billion of 2005 Bonds.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs"). This potential reduction is called an "NPM adjustment." The State disputes the PMs' right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has incurred some level of withholding (ranging from approximately $32.8 million to $62.0 million) based on the PMs' assertion of their right to receive an NPM adjustment. For the second time since the bonds were issued, in part due to the NPM adjustments and declining consumption, the reserve funds of each series of bonds may be used to make the required debt service interest payment due in December 2012. The first time these funds were used was in December 2011. The draw on the 2005 supplemental reserve funds is expected to be approximately $3 million, leaving approximately $238 million in the reserve funds in December 2012. Further revenues in excess of debt service payments, if any, will be used to replenish the reserve funds of the bonds. The State General Fund is not obligated to replenish the reserve funds. In addition, the State Attorney General continues to pursue, in a multi-state arbitration, a determination compelling the PMs to pay the full amounts scheduled.

Future Issuance Plans. Since 2006, a significant amount of new general obligation bonds, lease revenue bonds and Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of State General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $86.3 billion as of July 1, 2012, while still leaving current authorized and unissued bonds of about $40.9 billion. In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold.

Following the record bond issuance levels in calendar years 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. In calendar year 2011 and the first half of calendar year 2012, $6.3 billion of new money general obligation and lease-revenue bonds were sold. In addition, $4.2 billion of refunding general obligation and lease-revenue bonds were sold. Based on estimates from the State Treasurer's office, approximately $4.2 billion of new money general obligation bonds and approximately $1.1 billion of lease-revenue bonds will be issued in Fiscal Year 2012-13.

With the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation and lease-revenue supported by the State General Fund, to annual State General Fund revenues and transfers, can be expected to increase in future years. Based on the revenue estimates contained in the 2012 Budget Act and bond issuance estimates, the State General Fund debt ratio is estimated to equal approximately 8.97% in Fiscal Year 2012-13. The total offset for general obligation bond debt service is estimated to equal approximately $1.1 billion for Fiscal Year 2012-13, which will decrease the debt ratio to 7.7%.

Cash Flow Borrowings and Management. The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year. The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. The State has issued RANs in all but one fiscal year since the mid-1980s; such RANs have always been paid at maturity. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified State General Fund reimbursements.

As a result of expenditure reductions enacted in March 2011 and improved revenue results, the State entered Fiscal Year 2011-12 in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the State to carry out its normal cash flow borrowing early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July 2011 to provide sufficient cash for the early part of the fiscal year. These interim RANs were prepaid on September 22, 2011. The State then issued $5.4 billion of RANs on the same date as well as another $1 billion of RANs on February 22, 2012 to assist its cash flow management in Fiscal Year 2011-12. All of the 2011 RANs have matured and have been paid in full.

In addition to the 2011 RANs, intra-year cash payment deferrals were used, providing up to $5.7 billion of cash flow relief in certain months. The State also utilized $1.7 billion of additional internal borrowable resources. On January 31, 2012, the Controller announced that, as a result of revenues being $2.6 billion below 2011 Budget Act projections and expenditures being $2.6 billion higher than projected, the State faced a potential shortfall of about $3.3 billion in cash resources during March and April 2012. By late February 2012, the State implemented steps to resolve this potential shortfall through a combination of additional internal borrowings from various sources, additional external borrowing (the $1 billion of RANs issued on February 22, 2012), and temporary delays in making certain payments.

The state entered Fiscal Year 2012-13 in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act is allowing the State to carry out its regular cash management borrowing with RANs early in the year, and without the need for interim RANs for the first time in three years. The State issued $10 billion of RANs on August 23, 2012.

The State Controller's Office announced that revenues for July 2012 were $475 million (10.1%) below estimates. Most of the shortfall was attributable to sales taxes, which dropped $295 million (33.5%) below estimates. Partially offsetting these revenue losses, the State's other major revenue sources (personal income and corporate taxes) performed above estimates. Along the same lines, the Department of Finance ("DOF") reported that total revenues for July 2012 were $376 million below the forecast of $5.4 billion. About half of the shortage was attributable to personal income tax wage withholding. More recently, DOF reported that total revenues for August were $138 million above the initial forecast. The State will continue to monitor the daily receipts and disbursements in Fiscal Year 2012-13 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

State Funds and Expenditures

The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund. The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and trust funds. The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account. Proposition 58, approved in March 2004, created the BSA. Beginning with Fiscal Year 2006-07, a specified portion of estimated annual State General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated State General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has been applied to the retirement of ERBs.

Since 2007, the State has been authorized to transfer funds from the BSA back into the State General Fund. On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the State General Fund. On May 31, 2012, Governor Brown issued an Executive Order to suspend the September 30, 2012 transfer from the State General Fund to the BSA estimated at $2.9 billion based on the 2012 Budget Act. Governor Brown also had suspended the State General Fund transfer to the BSA in Fiscal Year 2011-12. In addition, the previous Governor suspended the State General Fund transfer to the BSA for Fiscal Years 2008-09 through 2010-11. There is currently no money in the BSA.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund. If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the State General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund, interest must be paid on such excess. This provision does not apply to temporary borrowings from the BSA or other accounts within the State General Fund. As of June 30, 2012, there was approximately $9.593 billion of loans from the SFEU and other internal sources to the State General Fund. Those loans are estimated to decrease to $5.6 billion in Fiscal Year 2012-13.

State Expenditures

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers. The DOF projects appropriations subject to limitation to be approximately $19.9 billion and $13.9 billion under the Appropriations Limit in Fiscal Years 2011-12 and 2012-13, respectively.

Pension Trusts. The principal retirement systems in which the State participates are California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS"). CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. In addition to PERF, CalPERS also administers various other defined benefit plans. As of June 30, 2011, PERF had 336,222 active and inactive program members and 526,792 total members. The payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $16.3 billion. The State's contribution to CalPERS, through the PERF, has increased from $2.403 billion in Fiscal Year 2005-06 to an estimated $3.5 billion in Fiscal Year 2011-12, with an estimated $3.9 billion for Fiscal Year 2012-13.

In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation, and adopted once again the use of a 7.75% discount rate (investment return) assumption. At its March 14, 2012, meeting, the CalPERS Board voted to lower the investment earnings assumption to 7.50% commencing for actuarial valuations dated June 30, 2011, which DOF estimates will result in an increase in the State's total contribution for Fiscal Year 2012-13 of approximately $304 million (of which approximately $173 million would be payable from the State General Fund). The estimated increases in contributions are above Fiscal Year 2011-12 contribution levels.

As of July 2011, CalPERS reported that the investment return for the PERF in Fiscal Year 2010-11 was 21.7%. As a result of this investment return, the funded ratio is projected to be approximately 70.3% as of June 30, 2011, as compared to approximately 63% as of June 30, 2010. However, the funded ratio is expected to fall again in the current fiscal year ended June 20, 2012 as a result of the 1% investment return for such year, as reported by CalPERS.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2011, the STRP's defined benefit program included 1,669 contributing employers, 603,319 active and inactive program members and 856,360 total members. State contributions to CalSTRS have increased from $500 million in Fiscal Year 2005-06 to $653 million in Fiscal Year 2011-12, with an estimated $718 million for Fiscal Year 2012-13.

CalPERS and CalSTRS have sustained substantial investment losses in recent years and face large unfunded future liabilities. The most recent actuarial valuation of CalPERS, based on data through June 30, 2010, showed an accrued unfunded liability allocable to State employees of $24.1 billion on an actuarial value of assets basis, and $45.2 billion on a market value of assets basis. CalSTRS reported the unfunded accrued liability of STRP's defined benefit program at June 30, 2011 at $64.5 billion on an actuarial value of assets basis, and $68.4 billion on a market value of assets basis.

According to CalSTRS, the biggest source of funding of STRP's defined benefit program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added (7.5%, down from 7.75% assumed last fiscal year), and a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on STRP's defined benefit program assets (net of investment and administrative expenses)) and the assumed interest to be paid on refunds of member accounts (4.5%, down from 6.0% last year) are based in part on an inflation assumption of 3.0%.

In 2011, CalSTRS concluded that its unfunded actuarial obligation will not be amortized over any future period and that the STRP's defined benefit program is projected to have its assets depleted in about 35 years. This was primarily due to lower investment returns since 2000, so that future revenue from contributions and appropriations would not be expected to be sufficient, based upon current assets, current revenues and all future experience emerging as assumed. CalSTRS also determined that a supplemental contribution of 0.524% of creditable compensation will be required to be paid by the State beginning in Fiscal Year 2011-12 (commencing with the first quarterly payment due October 1, 2011) because of the unfunded actuarial obligation that existed as of June 30,

2010. The 2011 Budget Act included an appropriation related to this statutorily required supplemental contribution. An increased supplemental contribution rate to 0.774% is included in the 2012 Budget Act.

According to CalSTRS, the market value of STRP's defined benefit program's investment portfolio was $155.3 billion, an increase from $129.8 billion (19.7%) over June 30, 2010. CalSTRS noted that its funded ratio is 71% as of June 30, 2010.

CalPERS and CalSTRS recently released their preliminary investment returns for Fiscal Year 2011-12 of 1.0% and 1.84%, respectively.

Pension System Reform. On August 31, 2012, the Legislature approved a comprehensive pension reform package affecting State and local government, which the Governor signed into law on September 12, 2012. The reform package implements lower defined-benefit formulas with higher retirement ages for new employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. The reform also directs savings from additional employee contributions to be used toward additional payments on the State's unfunded liability. DOF currently is calculating the savings resulting from the increased employee contributions that could be applied toward the State's unfunded liability. Preliminary indications are that, when fully implemented, annual savings would be in the tens of millions of dollars.

These reforms do not change the State's statutory contribution rate to CalSTRS and will not likely have a material effect on State contributions in the short term. However, additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system's unfunded liabilities and potentially state contribution levels in the long term.

Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal non-citizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload projections are 577,000 and 568,000 cases in Fiscal Years 2011-12 and 2012-13, respectively. Since CalWORKs' inception in January 1998, caseload is estimated to have declined by approximately 11.4%.

As in certain prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the federal fiscal year 1994 historic expenditures rather than the 75% MOE level California is otherwise required to meet. As a result of the 2007 federal penalty associated with this failure, the State was required to increase its MOE expenditure by approximately $180 million in Fiscal Year 2010-11 to $2.9 billion. The 2012 Budget Act continues to reflect this increase in MOE spending in Fiscal Year 2012-13. Currently, the State is seeking relief from the 2008 and 2009 penalties. If the State is unsuccessful, and the State is unable to provide an acceptable corrective compliance plan, penalties (currently estimated to be approximately $160 million for both years) may be imposed, which would be payable in future years. The 2012 Budget Act includes significant changes to the CalWORKs program that restore the program's focus on work while achieving $469.1 million in State General Fund savings.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if the State chooses to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. Approximately 5.2 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. Average monthly caseload in Medi-Cal was 7.64 million in Fiscal Year 2011-12. Caseload is expected to increase in Fiscal Year 2012-13 by approximately 603,600 (7.90%) to 8.25 million people.

Medi-Cal expenditures are estimated to be $49.0 billion ($15.5 billion State General Fund) in Fiscal Year 2011-12 and $60.8 billion ($14.6 billion State General Fund) in Fiscal Year 2012-13. The net decrease of $0.9 billion in State General Fund expenditures is primarily the result of an increase of approximately $1.0 billion due to base caseload and cost increases and a savings of $1.2 billion related to savings proposals adopted in the 2012 Budget Act.

Federal health care reform does the following: (1) expands Medi-Cal coverage beginning January 1, 2014; (2) requires specified rate increases for primary care beginning in 2013; and (3) prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of State General Fund program costs in Fiscal Year 2013-14 and beyond. The State has preliminarily estimated annual costs of $264.7 million to the State General Fund in Fiscal Year 2013-14 and growing up to $3.5 billion annually by Fiscal Year 2020-21. Actual costs could vary significantly based on economic factors or subsequently enacted program changes.

Unemployment Insurance. The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker. Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. The State reported that the UI Fund had a deficit of $9.8 billion at the end of 2011, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have a deficit of $10.2 billion at the end of 2012.

Commencing in January 2009, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. Pursuant to federal law, if the state is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds. In September of 2011, the State made an interest payment of approximately $303 million and the State General Fund was expected to make an interest-only payment of approximately $312.6 million on September 30, 2012. Similar to the 2011 Budget Act, the 2012 Budget Act included a loan from the Unemployment Compensation Disability Fund to the State General Fund to pay for this interest expense. The interest due after Fiscal Year 2012-13 would depend on a variety of factors, including the actual amount of the federal loan outstanding and the interest rate imposed by the federal government. To address the future interest obligations, the 2012 Budget Act assumes a long-term solution will be adopted to pay interest payments on the outstanding federal loan and for repayment of the loans made to the State General Fund for the payment of interest on the borrowed funds. Absent a new solution, starting in Fiscal Year 2013-14, an estimate of $250 million to $500 million of State General Fund payments could be required for the annual interest payments on the federal loan.

Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the State General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% (1.15% in Fiscal Years 2009-10 and 2010-11) of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continued without change in the 2012 Budget Act.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA"). The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013. The 2012 Budget Act includes $2.1 billion to fully retire this bonded indebtedness. Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. The State's trial court system will receive approximately $1.8 billion in State resources in Fiscal Year 2012-13, as well as $499 million in resources from counties. The 2012 Budget Act includes a State General Fund reduction of $486 million in Fiscal Year 2012-13 that is fully offset by redirections from trial court reserves, the Administrative Office of the Courts and court construction funds. The 2012 Budget Act also includes a reduction of $50 million in Fiscal Year 2012-13 that will be allocated to all trial courts on a proportional basis. The ongoing impact of these reductions, beginning in Fiscal Year 2013-14, is $111 million, of which $50 million will be offset by redirecting court construction funds.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues. Any amount not funded by local property taxes is funded by the State General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the State General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 36.8% to account for a subsequent redirection of local property taxes that directly affected the share of State General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers were made in Fiscal Year 2010-11 and none are expected to be made for Fiscal Year 2011-12.

The 2012 Budget Act assumes the passage of the Governor's Initiative, which would require that additional tax revenues generated by temporary increases in personal income tax and sales and use tax rates be deposited into a newly created Education Protection Account ("EPA"). The funds deposited into the EPA would support roughly $2.9 billion in increased Proposition 98 growth attributable to the revenue increase itself, and would also offset an additional $5.2 billion in base Proposition 98 Guarantee costs.

The 2012 Budget Act Proposition 98 guarantee level includes changes in revenues and "rebenching" of the guarantee. The major changes in revenues are the inclusion of the revenues generated from the Governor's Initiative, the on-going increase in local tax revenues resulting from the elimination of redevelopment agencies and the distribution of cash assets previously held by redevelopment agencies. Assuming the passage of the Governor's Initiative, for Fiscal Year 2011-12, the Proposition 98 guarantee will be $46.9 billion, of which the State General Fund share is $33.1 billion, with local property taxes covering the balance. This amount would be $672 million below the level of State General Fund appropriated in Fiscal Year 2011-12; the over appropriation will be deemed as payment toward the court required amount established pursuant to the Schwarzenegger settlement agreement. Proposition 98 funding in Fiscal Year 2012-13 is proposed to be $53.6 billion. The State General Fund share in Fiscal Year 2012-13 is $36.8 billion, including $8.1 billion in assumed revenues from the Governor's Initiative. The Proposition 98 guarantee also is rebenched when the law requires an adjustment to reflect a shift in revenue or movement of programs into or out of the Proposition 98 guarantee. The total impact of various rebenchings and changes in revenues, in addition to other natural changes in Proposition 98 factors, result in the Fiscal Year 2012-13 Proposition 98 guarantee level of $53.6 billion.

If the Governor's Initiative is not approved and operative, the 2012-13 Trigger Mechanism will result in a projected $5.3 billion reduction of Proposition 98 obligations of the State General Fund. The Proposition 98 guarantee will drop by $2.9 billion in Fiscal Year 2012-13. This will result in the elimination of the $2.2 billion repayment of inter-year budgetary deferrals proposed for Fiscal Year 2012-13, as well as a $50 million increase for community college district growth. In addition, Proposition 98 will be rebenched to shift K-14 general obligation bond debt service costs and the Early Start Program in Proposition 98, resulting in additional savings of $2.7 billion. The shift of debt service and Early Start Program costs into the Proposition 98 guarantee will necessitate programmatic reductions of an identical amount to accommodate funding these costs.

Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. These, and other recent Constitutional amendments, including two initiative measures approved in November 2010 that affect the budget process, are described below.

Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the State General Fund. The BSA is funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004). Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State was able to borrow up to 8% of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approved the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been deleted by Proposition 22 of 2010, which permanently prohibits any future such borrowing.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years. The 2012 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $900 million. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. Pursuant to Proposition 1A, the State is required to repay the local government borrowing no later than June 15, 2013. The 2012 Budget Act includes $2.1 billion to fully retire the outstanding bond obligations to be paid from the State General Fund.

Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006). On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the State General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. The Budget Acts for Fiscal Years 2006-07, 2007-08, 2008-09, 2009-10 and 2010-11 all fully funded the Proposition 42 transfer and partially repaid two earlier suspensions (in Fiscal Years 2003-04 and 2004-05). The 2011 Budget Act included an elimination of the State sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the tax system. The 2011 Budget Act, however, included $83 million to repay a portion of past suspensions, and the 2012 Budget Act continues these repayments.

Local Government Funds (Proposition 22 of 2010). On November 2, 2010, voters approved Proposition 22, which supersedes some parts of Proposition 1A, prohibiting any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 also supersedes Proposition 1A in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Passage of this measure jeopardized an estimated $850 million in State General Fund relief in Fiscal Year 2010-11, an amount which will grow to over $1 billion by Fiscal Year 2013-14.

Increases in Taxes or Fees (Proposition 26 of 2010). On November 2, 2010, voters approved this measure, which revises provisions in the State's Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

Fiscal Propositions on November 2012 Ballot. The November 6, 2012 ballot contains the following initiatives that could significantly affect the State's finances.

Proposition 30 (Governor's Initiative). This proposed constitutional amendment would place into the State Constitution the current statutory provisions transferring 1.0625% of State sales taxes to local governments to fund the "realignment" program for many services including housing criminal offenders. The second part of this measure would provide temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and would specify that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee.

Proposition 31 (The Government Performance and Accountability Act). This initiative would amend the State Constitution and state statutes to make the following major changes: (i) constrain the Legislature's authority to enact laws that increase State costs and/or decrease State revenues by more than $25 million annually; (ii) change to a biennial budget with a supplemental budget bill during the second year and make changes to the legislative calendar and process; (iii) shift approximately $200 million in sales tax revenue from the State and provides it to local governments (subject to certain conditions and performance standards); (iv) establish State expenditures accountability requirements and performance standards; and (v) allow the Governor to reduce or eliminate any appropriation that is not otherwise required by the Constitution or federal law during specified fiscal emergencies.

Proposition 38 (Our Children, Our Future: Local Schools and Early Education Investment and Bond Debt Reduction Act). This initiative would, among other things, amend State statutes to increase personal income tax rates for all taxpayer brackets above the lowest bracket by a sliding scale of from 0.4% to 2.2% for individuals earning more than $2.5 million, for a period of twelve years starting in calendar year 2013. For the first four years, the additional funds from the new tax brackets (estimated at $10-11 billion per year at the beginning, and increasing later) would be allocated 60% to K-12 schools, 30% to repayment of State debt, and 10% to early childhood programs. Thereafter, funding would be allocated 85% to K-12 schools and 15% to early childhood programs.

Proposition 39 (The California Clean Energy Jobs Act). The initiative would amend State statutes governing corporation taxes to reverse a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their State tax liability on sales in California, it is estimated State revenues would be increased by about $1 billion per year. The measure would also, for five years, dedicate $550 million per year from this increased income to funding of projects that create energy efficiency and clean energy jobs in California.

Sources of Tax Revenue

In Fiscal Year 2011-12, approximately 92% of the State's General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes. On September 11, 2012, the State Controller's Office issued its report on cash receipts and other revenues for August 2012, noting that personal income tax revenues were $222.5 million above the amount projected in the 2012 Budget Act, sales taxes were $187.3 million above projections and corporate tax revenues were $102.2 million below projections. On a fiscal year-to-date basis personal income tax revenues ($6.95 billion) were $234.7 million higher than 2012 Budget Act projections, sales taxes ($3.09 billion) were $107.7 million below projections, corporate tax revenues ($305.8 million) were $45.2 million below projections and other revenues ($534.9 million) were $122.8 million below projections. Total fiscal year-to-date revenues ($10.8 billion) were $41 million below projections. The 2012 Budget Act is based on the assumed passage of the Governor's Initiative.

Personal Income Tax. The California personal income tax, which accounted for 52.9% of State General Fund tax revenues in Fiscal Year 2010-11, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 40.9% of the total personal income tax in the 2010 tax year.

The Governor's Initiative provides for an increase in the personal income tax rate of 1.0% for joint filing taxpayers with income above $500,000 and equal to or below $600,000; 2.0% increase for incomes above $600,000 and equal to or below $1,000,000; and 3.0% increase for incomes above $1,000,000. Tax rates for single filers would start at incomes one half those for joint filers. These additional rates would remain in effect for seven years, commencing for calendar year 2012. It is estimated that the additional revenue from the addition of the three new tax brackets will be $3.1 billion in Fiscal Year 2011-12 and $4.7 billion in Fiscal Year 2012-13. Proposition 38 also would increase personal income tax rates, but on a larger portion of taxpayers than the Governor's Initiative, and for a longer time (until 2024). If both initiatives pass, the income tax rates will be determined by the initiative with more votes.

In addition to making the forecast for Fiscal Year 2012-13 personal income tax receipts, DOF also made certain assumptions concerning capital gains and related tax behavior. Because of the scheduled increase of 3.8% in the federal Medicare tax, and the scheduled expiration of the Bush tax cuts at December 31, 2012, DOF projected that 15% of capital gains and 10% of dividend income would be accelerated into 2012 from 2013, thereby increasing receipts in Fiscal Year 2012-13 but reducing income in Fiscal Year 2013-14.

In addition, DOF estimated additional income of $283 million in Fiscal Year 2011-12 and $1.217 billion in Fiscal Year 2012-13 from the Facebook initial public offering. Preliminary analysis indicates the estimate for Fiscal Year 2011-12 has been realized, but the further receipts for Fiscal Year 2012-13 depend on a number of factors, including the stock price in the future. Assuming passage of the Governor's Initiative, the Administration projected additional Facebook initial public offering related income of $223 million in Fiscal Year 2011-12 and $149 million in Fiscal Year 2012-13.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. The 2012 Budget Act projects that capital gains will account for 5.4% of State General Fund revenues and transfers in Fiscal Year 2011-12 and 7.2% in Fiscal Year 2012-13.

Sales and Use Tax. The sales and use tax, which accounted for 28.9% of State General Fund tax revenues in Fiscal Year 2010-11, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Sales and use taxes are projected to account for 21.8% of State General Fund revenues and transfers in Fiscal Year 2011-12 and 21.5% in Fiscal Year 2012-13.

As of July 1, 2012, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 3.8395% is imposed as a State General Fund tax; 1.0625% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

The Governor's Initiative includes a 0.25% additional sales tax rate from January 1, 2013 through December 31, 2016. Proposition 38 does not include any changes to the sales tax. The Governor's Initiative also includes a provision guaranteeing that the 1.0625% of the sales tax rate is dedicated to the Local Revenue Fund 2011 and explicitly states that this sales tax revenue does not constitute a State General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625% of the sales tax rate is expected to generate $5.153 billion in Fiscal Year 2011-12 and $5.435 billion in Fiscal Year 2012-13. The 2012 Budget Act assumes the 0.25% additional rate will take effect January 1, 2013.

Legislation passed as part of the 2011 Budget Act provides for certain companies making internet sales which have a sufficient nexus with the State to collect and remit use tax to the State, commencing in September 2012. The DOF has estimated about $100 million of additional revenue from this source in Fiscal Year 2012-13, but there is substantial uncertainty about this number since the State has no experience with this method of taxation.

Existing law provides that 0.25% of the basic State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the State General Fund reserve

(excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2012.

Corporation Tax. Corporation tax revenues, which accounted for 10.3% of State General Fund tax revenues in Fiscal Year 2010-11, are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 3.6% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation). Sales and use taxes are projected to account for 9.5% of State General Fund revenues and transfers in Fiscal Year 2011-12 and 8.9% in Fiscal Year 2012-13.

Legislation enacted in the Budget Acts of 2008-09, 2009-10, and 2010-11 is expected to reduce corporation tax revenues by about $1.6 billion in Fiscal Year 2012-13, and by approximately $1.5 billion on an ongoing basis beginning in Fiscal Year 2013-14.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $405 million spread over several years; the impact was $15 million in Fiscal Year 2008-09, $0 million in Fiscal Year 2009-10, $2 million in Fiscal Year 2010-11, and is estimated to be $239 million in Fiscal Year 2011-12 and $149 million in Fiscal Year 2012-13.

Other Taxes. Other State General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees. The California estate tax is based on the State death tax credit allowed against the federal estate tax, and is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phased out the federal estate tax through 2010. The provisions of this federal act expired after 2010. At that time, the federal estate tax was scheduled to be reinstated along with the State's estate tax. The Federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, however, made changes to the estate tax for 2011 and 2012. One of those changes was an extension of the elimination of the State estate tax credit for 2011 and 2012. Revenues estimated for Fiscal Year 2012-13 are a very small fraction of eventual revenues estimated to be associated with the closure and payment of estates for deaths in 2013, so there will only be a minor impact if Congress again acts to prevent the State from implementing the pick-up tax in 2013.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees are projected to account for approximately 30% of all special fund revenues in Fiscal Year 2012-13. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. In Fiscal Year 2012-13, $11.4 billion is projected to come from the ownership or operation of motor vehicles. About $3.7 billion of this revenue is projected to be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners.

American Recovery and Reinvestment Act. The ARRA provided approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. As of December 30, 2011, the ARRA had paid out $299.8 billion in tax benefits, $216.8 billion in entitlements and $221.4 billion contracts, grants and loans. In 2010, the State estimated ARRA would have an $85.5 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief. The total number of ARRA funds awarded to California peaked in 2011.

State Economy and Finances

The economic downturn of the last few years adversely affected the State's budget situation. Despite the economy's gradual recovery, the State faced estimated annual gaps between spending and revenues of roughly $20 billion as of January 2011. The State's fiscal challenges were exacerbated by unprecedented levels of debts, deferrals and budgetary obligations accumulated over the prior decade. The 2011 Budget Act and the 2012 Budget Act have rejected the past approach of over-relying on one-time solutions. The last two budgets addressed this deficit through three dollars of ongoing spending reductions for every dollar of tax increases. Specifically, 76% of the structural deficit has been addressed through spending cuts in health and human services, corrections, education, and other areas. Under current projections, and assuming voter approval and implementation of the Governor's Initiative, the Administration projects that the State General Fund budget will be balanced in an ongoing manner for at least the next four fiscal years, which would represent the first time in over a decade that future spending is expected to stay within available revenues. Even with this plan, risks to the budget remain. Potential cost increases associated with actions to reduce the federal deficit, federal government actions, court decisions, the pace of the economic recovery, an aging population and rising health care and pension costs all threaten the ability of the State to achieve and maintain a balanced budget over the long term. In addition, the exact level of capital gains and income growth for top earners remains uncertain, which will have a major impact on personal income tax receipts.

2010 Budget Act. The 2010 Budget Act projected revenues and transfers to the State General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion. An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44%), federal funds (28%) and various other one-time receipts, loans and other solutions (28%). The 2010 Budget Act also included special fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion. Proposition 22 prohibited the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the then-current fiscal year and increased effects on future years. The State projected multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expired at the end of the Fiscal Year 2010-11.

The 2010 Budget Act included the following significant State General Fund components:

Health and Human Services. State General Fund expenditures were proposed to decrease by $853 million. Some of the largest reductions included decreases of (i) $187.1 to the DHCS by enrolling seniors and people with disabilities in managed care plans and deferring some payments, (ii) $365.7 million to the Department of Social Services from advances in TANF grants, (iii) $300 million to the Department of Social Services in funding for in-home services due to assumed additional federal funds and (iv) a 3.6% across-the-board program reduction in assessed hours, and a reduced estimate of caseload volume

Corrections and Rehabilitation. A decrease of $820 million to the budget for the Medical Services Program implemented by the court-appointed Receiver for the State's prison system to reduce per-inmate medical costs to a level comparable to other states' correctional health-care programs, and a decrease of $200 million from projected reduction of inmate population.

Proposition 98. A decrease of $4.1 billion due to suspension of the Proposition 98 guarantee for education funding. Even with the suspension, the guaranteed funding level for K-14 education remains the same as in the prior year, and is higher with federal funding increases.

General Government. A reduction of $1.6 billion in State employee compensation through collective bargaining agreements and other administrative actions. A reduction of $449.6 million through a 5% workforce reduction and

$130 million in associated operating expense and equipment savings. A one-time reduction of $365 million by suspending most State mandates not related to elections, law enforcement, and property taxes.

2011 Budget Act. The 2011 Budget Act closed a projected budget gap of $26.6 billion over Fiscal Years 2010-11 and 2011-12, and projected a $543 million reserve at June 30, 2012. State General Fund revenues and transfers for Fiscal Year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with Fiscal Year 2010-11. State General Fund expenditures for Fiscal Year 2011-12 were projected at $85.9 billion, a reduction of $5.5 billion compared to the prior year. The 2011 Budget Act also included special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion. The expectations for the 2011 Budget Act, however, were not fully achieved.

The 2011 Budget Act included the following major State General Fund components:

Proposition 98. The Proposition 98 Guarantee for Fiscal Year 2011-12 was $48.7 billion, of which $32.9 billion was funded from State General Fund. The Proposition 98 guarantee was not suspended for Fiscal Year 2011-12. Transferring 1.0625% of the State sales tax to local governments as part of the realignment legislation reduced the Proposition 98 guarantee by $2.1 billion in Fiscal Year 2011-12.

K-12 Education. A total of $35.8 billion was allocated for K-12 education programs for Fiscal Year 2011-12, of which $34.3 billion was funded from the State General Fund. The remaining funds included special and bond funds.

Higher Education. Total funding of $11.1 billion, including $10.2 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds included special and bond funds.

Health and Human Services. Total funding of $37.1 billion, including $23 billion from the State General Fund, for Health and Human Services programs. The remaining funds included special and bond funds.

Prison Funding. Total funding of $9.8 billion from the State General Fund for the California Department of Corrections and Rehabilitation.

Redevelopment Agencies. Legislation enacted as part of the 2011 Budget Act eliminated redevelopment agencies ("RDAs") but optionally allows them to continue in existence if their sponsoring entity pays a fee to local schools and certain special districts. The 2011 Budget Act reflects an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 State General Fund expenditures in Fiscal Year 2011-12. With the result of the Matosantos decision, all RDAs were terminated as of February 1, 2012 and the alternate choice to pay funds was declared unconstitutional. As a result, the State revised its projections to show a State General Fund budget gain of $133 million in Fiscal Year 2011-12.

Realigning Services to Local Governments. The 2011 Budget Act included a major realignment of public safety programs from the State to local governments. The implementation of the Community Corrections Grant Program will move lower-level offenders from State prisons to counties and reduce the number of parole violators in the State's prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Budget Act funded the $5.6 billion realignment using two fund sources: (1) the dedication of 1.0625 cents of the existing State sales tax rate ($5.1 billion) and (2) the redirection of VLF revenues ($453.4 million). As a result of the realignment, the State expected State General Fund savings from the realigned programs to be about $2.6 billion in Fiscal Year 2011-12 (primarily from a reduction in the Proposition 98 Guarantee).

The 2011 Budget Act recognized the potential risk to the State's fiscal condition if the projected revenues do not materialize by including a "trigger mechanism" to provide certain automatic expenditure reductions if subsequent Fiscal Year 2011-12 revenue projections are more than $1 billion lower than projected under the 2011 Budget Act. If revenues are projected to fall short of expectations by an amount between $1 billion and $2 billion (first "tier"), a fixed amount of $601 million in cuts to higher education, health and human services, and public safety would be implemented. If revenues are projected to fall short by more than $2 billion (second "tier"), additional cuts would occur. A fixed amount totaling $320 million in cuts would come from eliminating the home-to-school transportation program and reducing community college apportionments. Up to an additional $1.5 billion in cuts would come from shortening the school year by up to seven days, but this cut would be done on a proportionate scale of approximately seventy-five cents in reduction for every dollar of revenue that does not materialize past the $2 billion threshold, up to a maximum of approximately $1.5 billion in reductions. As noted, once the $1 billion or $2 billion dollar shortfall tiers are reached, the entire trigger reduction for each tier is made (not proportionate), except for shortening of the school year.

Under the legislation, the maximum of $2.5 billion of trigger reductions would not be equal to the full amount of a possible maximum projected revenue shortfall. Absent other offsetting factors or other corrective actions, the remaining shortfall (including any identified shortfall of less than $1 billion) would be paid by State General Fund reserves or carried over to Fiscal Year 2012-13.

On December 13, 2011 the DOF determined that $981 million in trigger reductions would have to be made, based on a projection that Fiscal Year 2011-12 revenues would be $2.205 billion lower than projected in the 2011 Budget Act. The reductions consisted of $551 million in cuts to higher education, health and human services, and public safety, $350 million in cuts from eliminating the home-to-school transportation program and reducing community college apportionments, and $80 million of cuts from K- 12 school apportionments. Subsequent legislation restored the funding for home-to-school transportation and instead made the cuts across the board to K-12 schools. A later court injunction halted about $100 million of the reductions.

2012 Budget Act. The 2012 Budget Act closed a projected budget gap of $15.7 billion over Fiscal Years 2011-12 and 2012-13, and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions, and assuming passage of the Governor's Initiative and no trigger cuts). State General Fund revenues and transfers for Fiscal Year 2012-13 were projected at $95.9 billion, an increase of $9.1 billion compared with Fiscal Year 2011-12. State General Fund expenditures for Fiscal Year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior year. The 2012 Budget Act also includes special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.

In addition to the Governor's Initiative, the 2012 Budget Act contained the following major State General Fund components:

Proposition 98. The Proposition 98 guarantee for Fiscal Year 2012-13 is $53.6 billion, of which $36.8 billion is funded from the State General Fund.

K-12 Education. A total of $38.9 billion for K-12 education programs for Fiscal Year 2012- 13, of which $37.8 billion is funded from the State General Fund and the EPA. The remaining funds include special and bond funds.

Higher Education. Total State funding of $10.0 billion, including $9.4 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds include special and bond funds.

Child Care. The 2012 Budget Act reflects total child care savings of $294.3 million in non-Proposition 98, resulting in the elimination of 14,000 child care slots.

Health and Human Services. Total funding of $45.5 billion, including $26.7 billion from the State General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

Prison Funding. Total funding of $8.9 billion from the State General Fund for the California Department of Corrections and Rehabilitation.

Redevelopment Agencies. The 2012 Budget Act includes a total of $3.155 billion from the elimination of RDAs as an offset to Proposition 98 costs. Of this amount, $1.676 billion is from property taxes which will be distributed to local school districts (about $685 million of which is attributable to taxes from Fiscal Year 2011-12), and $1.479 billion is from distribution of excess RDA cash and liquidation of assets.

Cap and Trade. In Fiscal Year 2012-13, the Air Resources Board will begin auctioning greenhouse gas emission allowances, which will trade on the open market, as a market-based compliance mechanism authorized by the California Global Warming Solutions Act. Proceeds from the cap and trade auctions are expected to be approximately $1 billion in Fiscal Year 2012-13, of which $500 million is budgeted to offset State General Fund costs.

The 2012 Budget Act recognized the potential risk to the State's fiscal condition if the new revenues contained in the Governor's Initiative are not implemented, by including a "trigger mechanism" to provide certain automatic expenditure reductions. The trigger reductions, totaling $6 billion, would go into effect on January 1, 2013, if the Governor's Initiative is not approved by voters, or if the Governor's Initiative is approved but its rate-amending provisions do not become operative. The Governor's Initiative is projected to raise total revenues by an estimated $8.5 billion, but only provide $5.6 billion of additional State General Fund resources as Proposition 98 would require additional funding to K-14 schools and colleges. Thus, the trigger mechanism would only offset about 70% of the total revenues which are expected to be received from the Governor's Initiative, and the balance of the shortfall would have to be addressed in the Fiscal Year 2013-14 budget. The trigger mechanism would take effect even if the higher tax rates in Proposition 38 take effect in place of the Governor's Initiative.

Litigation

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Actions Challenging School Financing. In Robles-Wong, et al. v. State of California and California Teachers Association Complaint in Intervention, plaintiffs challenge the constitutionality of the State's "education finance system." Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and the California Teachers Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. In a related matter, Campaign for Quality Education et al. v. State of California, plaintiffs also challenge the constitutionality of the State's education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection. Plaintiffs in each of these matters elected not to amend, and both matters were dismissed. Plaintiffs in each matter have appealed those dismissals.

In California School Boards Association v. State of California, the plaintiff alleges, among other things, that two budget trailer bills enacted in October 2010 as part of the 2010-11 Budget violate the California Constitution provision which requires that a statute embrace one subject expressed in its title. Specifically, plaintiff alleges that two laws entitled "State government" and "Education finance" are comprehensive bills containing dozens of sections, including appropriations, amendments and new laws that are not expressed in their titles. One provision contains a $340 million reduction in an education appropriation, approximately $5 billion in payments deferred to next fiscal year, and hundreds of millions of dollars in reversions to the State General Fund. If the court declares the provision as unconstitutional, these fiscal provisions may be declared void.

In California School Boards Association, et al. v. State of California, et al., plaintiffs allege that the State improperly calculated the amount required to be spent on education pursuant to Proposition 98 by approximately $2.1 billion in Fiscal Year 2011-12. Plaintiffs contend that the $5.1 billion in sales and use taxes transferred to help fund the cost of realignment of certain services previously provided to local governments should have been counted as State General Fund revenue for purposes of Proposition 98. Plaintiffs do not challenge the realignment plan but seek a writ of mandate compelling the State to recalculate the funding guarantees required by Proposition 98, as well as similar injunctive and declaratory relief. On June 1, 2012, the trial court denied the petition for writ of mandate. Plaintiffs appealed.

Actions Challenging Statutes Which Reformed California Redevelopment Law.  In California Redevelopment Association, et al. v. Matosantos, et al., the California Supreme Court upheld the validity of legislation dissolving all local RDAs and invalidated a second law that would have permitted existing RDAs to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so. A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California, raises the same theories advanced in Matosantos, and also contains various other procedural challenges.

On January 27, 2012, the trial court denied plaintiffs' motion for a preliminary injunction. A notice of appeal filed by the plaintiffs to stay portions of the legislation was denied by the appellate court.

Several pending cases challenge the legislation requiring successor agencies to the RDAs to remit by July 2012 certain property tax revenues for Fiscal Year 2011-12 that the successor agency had received, or face a penalty. City of National City et al v. Matosantos, City of El Cerrito v. Campbell, Town of Apple Valley v. Matosantos, City of Mission Viejo v. State of California, City of Brea v. State of California, City of Pittsburg, et al. v. Campbell, et al, City of Bellflower et al. v. Matosantos et al and League of California Cities et al v. Matosantos et al. Each case challenges the individual calculations made by DOF that each successor agency owes between $1 million to $20 million per depending on the city. (League of California Cities was filed on behalf of all California cities and successor agencies of the former RDAs). Plaintiffs also make broader challenges to the constitutionality of the legislation under a range of theories. In National City, a request for a temporary restraining order was denied. In Town of Apple Valley, the court denied a request for a temporary restraining order, and a preliminary injunction hearing is scheduled for August. In City of Mission Viejo and City of Brea, ex parte hearings for temporary restraining orders scheduled for July were taken off calendar.

In City of Irvine v. Matosantos, plaintiffs assert that a former RDA's pledge of $1.4 billion to build the Orange County Great Park qualifies as an enforceable obligation under state law. The trial court denied a request for a temporary restraining order.

In Affordable Housing Coalition v. Sandoval, plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory. The trial court denied a request for a temporary restraining order.

Another challenge has been filed by plaintiffs who insured bonds issued by now dissolved RDAs. In Syncora Guarantee Inc., et al v. State of California, et al, plaintiffs allege that the governing legislation constitutes an impairment of contract and a taking of property without just compensation, in violation of both the U.S. and California Constitutions. Plaintiffs seek injunctive relief, including an order requiring the tax revenues remitted by the successor agencies to local taxing entities be returned and held in trust for the bondholders until the bonds are paid.

In County of Orange v. Matosantos, plaintiff county asserts that its former RDA's pledge of $346 million to develop numerous projects qualifies as an enforceable obligation under the law. Plaintiff seeks a declaration that the pledge constitutes an enforceable obligation, and a writ ordering DOF to approve the obligation. Similarly, in City of Emeryville, et al. v. Matosantos, plaintiffs assert that various agreements entered into by the City's former RDA and by the successor agency to the former RDA qualify as enforceable obligations under the law. Plaintiffs seek a writ ordering the DOF to approve the obligations and declaratory and injunctive relief that funds associated with the agreements are not available for transfer to local taxing entities.

Actions Challenging Required Contribution by Redevelopment Agencies. Petitioners in California Redevelopment Association, et al. v. Genest, et al., also challenged the constitutionality of the legislation requiring local RDAs to remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds. Petitioners asked the trial court to enjoin implementation of the legislation. A second case, County of Los Angeles, et al. v. Genest, et al., challenging the constitutionality of this legislation and seeking to enjoin its implementation was filed by seven counties. The trial court denied the petitions in both matters, and petitioners in both  matters appealed. The appellate court denied petitioners' request in California Redevelopment Association for a stay pending resolution of the appeal.

Action Challenging Allocation of Vehicle License Fees. In League of California Cities, et al. v. John Chiang, et al., petitioners seek a writ to block implementation of the Legislature's allocation of $489 million of VLF revenue for Fiscal Year 2011-12 to local government for specific local law enforcement activities. Petitioners allege that the allocation is unconstitutional and that the VLF revenue must be allocated to local governments as general purpose revenue. The trial court has heard argument and took the matter under submission.

Action Regarding Furlough of State Employees. In several cases, petitioners challenged the former Governor's executive orders issued in December 2008, July 2009 and July 2010 directing the furlough without pay of State employees. On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the revisions to the 2008 Budget Act. (Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al.) The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. (PECG v. Schwarzenegger; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al.; and Service Employees International Union, Local 1000 v. Schwarzenegger, et al.).

Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled. The pending cases include the following:

Two cases are pending in trial court that challenge the furloughs of certain categories of employees, such as those paid from funds other than the State General Fund or who otherwise assert a claim not to be furloughed on a basis outside of the rationale of the Supreme Court's decision. These two cases are PECG v. Schwarzenegger, et al. and California Association of Professional Scientists v. Schwarzenegger; et al. The trial court granted the petition, in part, finding that two furloughed days in March 2011 were unlawful for certain employees. The State appealed.

In Morgan v. Schwarzenegger,  an individual State employee alleges the furlough orders were invalid and seeks back pay. The trial court denied the petition and the plaintiff has filed a notice of appeal. In Acosta v. Henning, et al., petitioners assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions. The trial court entered judgment in the State's favor and petitioners appealed. On appeal, petitioners do not challenge the furloughs but request an order that the Board comply with federal guidelines for resolution of appeals regarding benefits and, if it does not do so, pay the benefits at issue. At this time it is unknown what fiscal impact this claim would have on the State General Fund. In Tyler, et al. v. Brown, et al., State employees, who have alleged their claims as a class action, challenge the furlough orders, the elimination of two paid holidays and an increase to the amount of their required pension contribution. Plaintiffs further allege a claim on behalf of all State taxpayers who were allegedly deprived of the income tax that the State would have received had the employees received full pay but for the furloughs. Plaintiffs allege that their claims have not yet been adjudicated by prior furlough-related litigation.

In Horton v. Brown, et al., plaintiff asserts a class action on behalf of all gubernatorial and certain other appointees. The complaint alleges that such appointees were exempt from civil service rules, and therefore should not have been furloughed. Because the putative class is limited, any fiscal impact on the State General Fund is expected to be modest.

Tax Refund Cases. Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board and Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. On July 24, 2012, the appellate court reversed a lower court decision and ruled in favor of taxpayers in the consolidated Gillette cases. On August 9, 2012, the appellate court vacated its decision and opinion, and granted a rehearing in this matter. Given the possibility of further appeals, and the time needed to process refund claims, the fiscal impact if the State ultimately loses these cases may not be felt for several years, but could reach an estimated $750 million. Legislation was adopted in June 2012 which is intended to mitigate the effect of a possible ultimate loss in these cases. However, the State may face a loss of up to an estimated $150 million in Fiscal Year 2012-13, depending on the outcome of the litigation, including any appeals.

A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board. If either case proceeds as a class action, the claimed refunds could be significant (in excess of $500 million).

Lucent Technologies, Inc. v. State Board of Equalization ("Lucent I"), a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A second case, Lucent Technologies, Inc. v. State Board of Equalization ("Lucent II"), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case. In a similar case, Nortel Networks Inc. v. State Board of Equalization, the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal. The adverse ruling in Nortel, unless limited in scope by a decision in the Lucent matters, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues.

Environmental Matters. In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is Atlantic Richfield Company ("ARCO"), the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the Environmental Protection Agency's decision on the interim and final remedies are pending. ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Board (Atlantic Richfield Co. v. State of California). ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past cleanup efforts. A five-week trial was scheduled to commence in October 2012. It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber, et al. v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to federal and State agencies. The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement. The State denies plaintiffs' claims. The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. The trial court granted the State's motion for summary judgment and the plaintiffs appealed.

In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG), environmental and mining interests challenge the State's regulation of suction dredge gold mining. After initially prohibiting such mining except pursuant to a permit, the Legislature subsequently placed a moratorium on all suction dredging. The court is considering whether the cases should be consolidated. One of these matters, The New 49'ERS, Inc. et al. v. California Department of Fish and Game, claims that federal law preempts and prohibits State regulation of suction dredge mining on federal land. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million. In a related action, Emhart Industries v. Regional Water Quality Control Board, another defendant in an action involving liability for contaminated groundwater seeks indemnification from the State and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims. In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell and Taylor v. Chiang. Both Suever and Taylor are styled as class actions but to date no class has been certified. The Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The district court granted the State's motion for summary judgment on all remaining claims in Suever, and plaintiffs have appealed. The Ninth Circuit affirmed the district court's decision. Plaintiffs had until October 29, 2012 to seek review in the U.S. Supreme Court. Meanwhile, the plaintiffs amended their complaint to allege that the Controller applies the notice requirements in ways that violate State and federal law. The State filed a motion to dismiss plaintiff's claims.

Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if the Department of Corrections decides to use similar technology in the future. Plaintiffs may not seek further review of the trial court's rulings until 2013. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the Finance Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeds $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State will vigorously pursue its appeal of this unprecedented award.

Actions Seeking Medi-Cal Reimbursements and Fees. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee ("QAF") charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. On March 25, 2011, the trial court ruled the QAF is properly characterized as a "tax" rather than a "fee." Trial then proceeded on plaintiffs' claims for refund amounts. The QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State's receipt of federal funds. The trial court ruled for the State, finding that the QAF is constitutionally valid. Plaintiffs appealed.

In Brotman Medical Center v. Department of Health Care Services, plaintiff seeks declaratory and injunctive relief prohibiting the DHCS from implementing a QAF charged to hospitals, alleging, among other things, that the QAF constitutes an unconstitutional tax. Plaintiff's request for a preliminary injunction was denied and the appellate court denied plaintiffs appeal on that ruling as moot. An adverse ruling in this matter could negatively affect the State's receipt of federal funds.

A series of federal court cases challenging State legislation requiring reductions in Medi-Cal were argued before the U.S. Supreme Court last year and remanded to the Ninth Circuit Court of Appeals, where they are now in mediation. In Independent Living Center of Southern California, et al. v. Shewry, et al., California Pharmacists Association, et al. v. Maxwell-Jolly, et al. and Managed Pharmacy Care, et al. v. Maxwell-Jolly, et al., the district court enjoined certain of the reductions and the Ninth Circuit affirmed. After the U.S. Supreme Court heard argument but before it decided the cases, DHCS reached an agreement with the federal government under which DHCS withdrew most of its pending requests for approvals of the reductions. The U.S. Supreme Court vacated the judgment and remanded the matters to the Ninth Circuit for further review in light of the federal government's intervening action approving the State's plan to implement the rate reductions. The parties are currently mediating their remaining claims regarding the reductions.

In California Medical Association, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements, State laws and regulations and the California Constitution. The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request. Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living Center case, above, after final disposition of that case. The matter is stayed pending final resolution in the Independent Living Center matter. A final decision adverse to the State in this matter could result in costs to the State General Fund of $508.2 million.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al., Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the DHCS' use of reduced published average wholesale price data to establish reimbursement rates. The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the DHCS' reimbursement rate methodology. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit. Proceedings in the Ninth Circuit and the district court were stayed pending the outcome of Independent Living Center. The Ninth Circuit has lifted the stay. The parties have requested mediation. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the federal Medicaid requirements, State law and the federal and State Constitutions. The trial court granted the petition of the plaintiffs and ordered the DHCS to conduct an annual review of reimbursement rates for physicians and dentists. A final decision in this matter adverse to the State could result in costs to the State General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. Maxwell-Jolly, et al., emergency medical transportation companies challenge legislation, which sets Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief. The case was stayed pending the decision of the Ninth Circuit in other rate cases, but granted plaintiffs' unopposed motion to lift the stay and file a first amended complaint. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In California Association of Health Facilities v. Maxwell-Jolly, consolidated with Developmental Services Network, et al., v. Maxwell-Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge legislative action to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for Fiscal Year 2009-10, and each year thereafter, to not exceed the rates applicable in Fiscal Year 2008-09. Plaintiffs seek declaratory and injunctive relief. Plaintiffs allege that the rate freeze violates the State Constitution because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care. Plaintiffs also allege that the rate freeze violates the notice and public process provisions of the Plaintiffs also allege that the rate freeze violates the notice and public process provisions of federal law. These two cases are now consolidated. The district court granted a preliminary injunction but the Ninth Circuit stayed the preliminary injunction pending the decision on the State's appeal. On March 19, 2012, the district court granted plaintiffs' request to amend their complaint, and stayed the consolidated cases. At this time, it is unknown what fiscal impact these matters will have upon the State General Fund.

In California Hospital Association v. Maxwell-Jolly, et al., plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. This matter is currently stayed. At this time it is unknown what fiscal impact this matter may have on the State General Fund.

In four pending matters, plaintiff health care plans claim the DHCS breached their contracts in setting capitation rates for each plan for Fiscal Year 2003-04. Health-Net of California, Inc. v. Maxwell-Jolly, et al., Molina Healthcare of California, Inc. v. Maxwell-Jolly, et al., Blue Cross of California, et al. v. Maxwell-Jolly. et al., and Santa Clara County Health Authority v. Douglas, et al.. The plaintiffs claim that the rate-setting process failed to comply with their contracts by including a budget reduction factor and an actuarially-equivalent reduction required by Welfare and Institutions Code section 14105.19. The trial court ruled for plaintiffs in each matter, ordering

DHCS to recalculate rates for 2003-04 for each of the four plans, and to recalculate rates for 2002-03 for Santa Clara Health Authority and for 2004-05 for Health Net of California. The State appealed all four matters. If these matters are resolved adversely to the State and the rates are recalculated, the State may be required to pay more under the contracts than would have been required under the originally calculated rates. The parties are currently engaged in mediation.

Medicaid providers and beneficiaries filed four law suits against both the State and the federal government, seeking to enjoin a set of rate reductions that were approved by the federal government in October of 2011 with an effective date of June 1, 2011. In Managed Pharmacy Care, et al., v. Sebelius, California Medical Assoc., et al., v. Douglas, California Medical Transportation Assoc. Inc., v. Douglas, California Hospital Association, et al., v. Douglas the Medicaid rates at issue include pharmacy service and prescription drugs, services provided by skilled nursing facilities that are distinct part units within a hospital, non-emergency medical transportation services, physician services, dental services, durable medical equipment and emergency ambulance services. The district court entered a series of preliminary injunctions to prevent the rate reductions from taking effect. Both the federal and state DHCS appealed to the Ninth Circuit Court of Appeals. The appeals were scheduled to be heard on October 10, 2012.

Local Government Mandate Claims and Actions. In Department of Finance v. Commission on State Mandates, the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable State-mandated program. Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. and Woodland Joint Unified School District v. Commission on State Mandates, et al.), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee. The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in three pending cases. A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band" or "Rincon"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon's compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, which Rincon did not appeal. The district court separately granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith, finding that the State's request for revenue sharing to be deposited in the State General Fund was a request for an unlawful tax. The Ninth Circuit affirmed and the U.S. Supreme Court denied the State's petition for a writ of certiorari. This part of the case has been remanded to the district court for further proceedings. The district court referred the parties to a court-appointed mediator who, following arbitration, selected the Rincon Band's proposed compact as that which best comports with federal law and the court's orders. The State did not consent to the compact, and the mediator referred the matter to the Secretary of the Department of the Interior to prescribe gaming procedures for the Rincon Band. The Amended Compacts, and at least ten other compacts and compact amendments, require the tribes' revenue sharing payments to the State to be deposited in the State General Fund. The Ninth Circuit did not express an opinion regarding whether compacts in which the State and tribe mutually agreed on revenue sharing were lawful. The district court granted Rincon's partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses, and the Ninth Circuit vacated the order and remanded to the district court for further proceedings. The district court dismissed this claim.

In Pauma Band of Luiseno Mission Indians v. State of California, et al., plaintiff seeks to rescind the Amended Compact it entered into in 2004 and restore its former 1999 Compact, based upon alleged violations of State law and the Indian Gaming Regulatory Act. Plaintiff's claims are based upon the decisions in other litigation matters, including Rincon, that more gaming device licenses were available under the 1999 Compacts and that the State's request for revenue sharing to be deposited into the State General Fund was a demand for an unlawful tax. Should plaintiff's Amended Compact be rescinded, plaintiff will be relieved from paying $5.75 million annually to the State in revenue contributions through January 2023.

Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown is a class action regarding the adequacy of medical health care, and Coleman v. Brown is a class action regarding mental health care. A third case, Perez v. Cate regarding dental health care, was dismissed. A fourth case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the State's budget process. However, at this time, it is unknown what future financial impact this litigation may have on the State General Fund.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs' motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. The U.S. Supreme Court affirmed the prisoner release order.

Actions Regarding Proposed Sale of State-Owned Properties. Two taxpayers filed a lawsuit seeking to enjoin the sale of State-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of State law. Epstein, et al. v. Schwarzenegger, et al. Plaintiffs' request for a preliminary injunction was denied. In a second action filed after the State decided not to proceed with the sale, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. This matter has been transferred and coordinated with the Epstein matter.

Massachusetts

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high income levels and a relatively diversified economy. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2011, the population density of Massachusetts was 840.2 persons per square mile, as compared to 88.1 for the United States as a whole, and the State ranked third among the states in percentage of residents living in metropolitan areas (99.6%). The State's population is concentrated in its eastern portion. The city of Boston is the largest city in New England, with a 2011 population of 625,087.

The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, manufacturing and health care and social assistance) contributed 46% of the Commonwealth's GDP in 2011. Manufacturing replaced the finance and insurance sector in 2011 as the third largest contributor to GDP.

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. In 2006 and 2007, income in the state grew faster than in the nation, and since 2008, Massachusetts personal income has either declined more slowly, or grown more quickly, than the nation during the recession and its aftermath. In 2011, the per capita income average in the Commonwealth was 453,621. Only the District of Columbia, and Connecticut have had higher levels of per capita personal income.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005. The Massachusetts rate exceeded the U.S. rate for 17 months starting in December 2005, but only three of those differences exceeded 0.2%. Since April 2007, the state rate has been at or below the comparable (seasonally adjusted) U.S. rate. In October 2007, the Massachusetts rate was 4.4%, the lowest it had been since October 2001. The average unemployment rate for 2011 in Massachusetts and the nation was 7.4% and 8.9%, respectively. By June 2012, the Massachusetts rate had dropped to 6.0%.

Commonwealth Finances

Cash Flow. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.

The Stabilization Fund ended Fiscal Year 2011 with a balance of $1.379 billion, which represented a $709 million increase from the close of Fiscal Year 2010. This increase resulted from Stabilization Fund investment earnings, statutorily required deposits on account of withholding taxes on Lottery winnings, a $350 million deposit authorized in the Fiscal Year 2011 final supplemental appropriations bill, and statutorily required deposits from the Fiscal Year 2011 consolidated net surplus. The entire $709 million was expected to be transferred from the Commonwealth General Fund to the Stabilization Fund during November 2011.

Recent legislation provides for monthly rather than quarterly distributions of local aid by the Commonwealth beginning in Fiscal Year 2014. The legislation also requires the EOAF, in consultation with the State Treasurer, to study the feasibility of short-term borrowing from the Stabilization Fund in order to avoid or minimize the Commonwealth's issuance of RANs. The Secretary is required to submit a report to the Legislature by January 1, 2013.

The Commonwealth ended Fiscal Year 2012 with a cash balance of approximately $2.096 billion. The most recent cash flow statement projects a Fiscal Year 2013 ending balance of approximately $2.071 billion. For Fiscal Year 2013, the Commonwealth expects to issue approximately $2.423 billion, including $1.969 billion in general obligation bonds, $360.2 million of borrowing for the accelerated bridge program and $94.0 million for project finance spending. The Commonwealth also expected to issue RANs in September 2012 with repayment in the fourth quarter of Fiscal Year 2013.

Fiscal Year 2011. On June 30, 2010 the Governor approved the Fiscal Year 2011 budget, which totaled $27.57 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional Federal Medical Assistance Percentage ("FMAP") that was assumed in the budget. The Fiscal Year 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2011 interest earnings on the balance in the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the Commonwealth General Fund balance into the next fiscal year. The Fiscal Year 2011 budget also relied on $809 million in remaining available funds from the American Recovery and Reinvestment Act ("ARRA").

Through June 30, 2011, the end of Fiscal Year 2011, the Governor had approved Fiscal Year 2011 supplemental appropriations legislation totaling $1.511 billion. After accounting for offsetting revenues (primarily federal Medicaid reimbursements), the net value of the spending was $661.3 million. The Fiscal Year 2011 supplemental funding amount was somewhat larger than typical, because it included the expenditure of a significant amount of enhanced FMAP funds that were made available by the federal government after the Governor approved the original Fiscal Year 2011 budget.

On October 27, 2011, the Governor approved the final Fiscal Year 2011 supplemental appropriations bill, which provided for the deposit of $350 million of Fiscal Year 2011 year-end surplus resources into the Stabilization Fund. In addition, the bill provided $132.1 million in additional Fiscal Year 2011 appropriations and authorizes a further $22 million in already-authorized Fiscal Year 2011 funding to be made available in Fiscal Year 2012.

On November 2, 2011, the Commonwealth issued the Fiscal Year 2011 statutory basis financial report, which reported that Fiscal Year 2011 budgeted fund total revenues and other financing sources exceeded Fiscal Year 2011 budgeted fund total expenditures and other uses by $998 million, and Fiscal Year 2011 ended with a budgeted fund balance of $1.901 billion. Of that amount, $1.379 billion was reserved in the Stabilization Fund, $400 million was reserved for continuing appropriations and debt service and $122 million was undesignated.

Fiscal Year 2012. On July 11, 2011 the Governor approved the Fiscal Year 2012 budget, which totaled $30.598 billion. The Fiscal Year 2012 budget assumed tax revenues of $20.636 billion, reflecting the consensus tax estimate of $20.525 billion, which was adjusted for the impact of revenue initiatives enacted as part of the budget. The Fiscal Year 2012 budget authorized a $200 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2012 interest earnings on the Stabilization Fund and an additional $103.7 million in savings achieved by suspending the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. On October 17, 2011, the EOAF revised the Fiscal Year 2012 tax revenue estimate up to $21.010 billion.

Through June 30, 2012, the end of Fiscal Year 2012, the Governor had approved Fiscal Year 2012 supplemental appropriations legislation totaling $489.4 million. A large portion of the supplemental funding was for MassHealth program reforms that are supported by federal reimbursements. On July 16, 2012, the Governor filed supplemental budget legislation requesting funding of $30.4 million, including $15.5 million for the current projected local costs for storm response related to Tropical Storm Irene and the October 2011 snowstorm, $8 million for Personal Care Attendants collective bargaining costs and $5 million for increased MassHealth reimbursement rates for adult day health providers.

After accounting for all supplemental appropriations and updated revenue and spending projections, the EOAF expected Fiscal Year 2012 to end in balance without requiring any unbudgeted withdrawals from the Stabilization Fund. In fact, this projection assumes a net deposit to the Stabilization Fund in Fiscal Year 2012 of $159.9 million, due to $375 million in one-time tax settlements in excess of $10 million being deposited to the Stabilization Fund. These deposits are partially offset by the budgeted $200 million withdrawal of Stabilization Fund reserves to supporting the operating budget. After accounting for these changes, the Stabilization Fund was projected to have a balance of $1.539 billion balance at the end of Fiscal Year 2012.

Fiscal Year 2013. The Fiscal Year 2013 budget was enacted by the Legislature on June 28, 2012 and approved by the Governor on July 8, 2012. A $1.250 billion interim budget for the first ten days of Fiscal Year 2013 had been enacted by the Legislature and approved by the Governor on June 26, 2012. Total spending in the Fiscal Year 2013 budget amounts to approximately $32.508 billion, after accounting for $31.7 million in veto overrides. Spending contemplated by the Fiscal Year 2013 budget is approximately $1.225 billion (3.93%) greater than Fiscal Year 2012 estimated spending levels at the time of the signing of the budget.

The Fiscal Year 2013 budget assumes tax revenues of $22.032 billion, reflecting the Fiscal Year 2013 consensus tax estimate of $21.950 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $36.3 million). EOAF is assuming a reduction of $21 million in revenues attributable to a proposed two-day sales tax holiday, for a total revenue estimate of $22.012 billion. The Fiscal Year 2013 budget relies on $616 million in one-time resources to support recurring spending, down from the Fiscal Year 2012 assumption of $651 million. The Stabilization Fund is projected to have a $1.284 billion balance at the end of Fiscal Year 2013.

Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which accounted for approximately 56.4% of total tax revenues in Fiscal Year 2012, the sales and use tax, which accounted for approximately 24.0% of total tax revenues in Fiscal Year 2012, and the corporations and other business and excise taxes, which accounted for approximately 11.0% of total tax revenues in Fiscal Year 2012. Other tax and excise sources accounted for the remaining 8.6% of Fiscal Year 2012 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. Under current law, the state personal income tax rate on most classes of taxable income is scheduled to be gradually reduced to 5.0%, contingent upon baseline state tax revenue growth Pursuant to state law, the state income tax rate was reduced from 5.3% to 5.25% (effective January 1, 2012), because the growth in Fiscal Year 2011 inflation adjusted baseline revenues over Fiscal Year 2010 exceeded 2.5%, and because, for each consecutive three-month period starting in August and ending in November 2011, there was positive inflation-adjusted baseline revenue growth as compared to the same consecutive three-month period in calendar 2010. If these conditions are met again in Fiscal Year 2012, the state income tax rate will be further reduced from 5.25% to 5.20%, effective January 1, 2013. The Department of Revenue ("DOR") estimates that the revenue impact of the 2012 rate reduction was between $52 million and $56 million. The revenue impact of the Fiscal Year 2013 rate reduction would be between $50 million and $64 million. The revenue impact for Fiscal Year 2014 (assuming no further rate reduction in calendar year 2014) would be between $110 million and $124 million.

The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is now 5.25% (effective January 1, 2012). Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Sales and Use Tax. As of August 1, 2009, the Commonwealth imposes a 6.25% (5% prior to August 1, 2009) sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 6.25% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax also is applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunication services.

On November 2, 2010, the initiative petition that would have reduced the sales and use tax rates to 3% was defeated by voters. However, the initiative petition to remove the sales tax on alcoholic beverages effective January 1, 2011 was passed. The DOR estimates the tax revenue loss resulting from this change was approximately $40 million to $52 million for Fiscal Year 2011 and will be between $120 million and $130 million annually thereafter.

Beginning in Fiscal Year 2011, a portion of the Commonwealth's receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is dedicated to the Commonwealth Transportation Fund. The amount dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation. In addition, the Fiscal Year 2010 budget effected a transfer of $275 million from the Commonwealth General Fund to the Commonwealth Transportation Fund.

Business Corporations Tax. Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the

Commonwealth, which is based on net income for federal taxes, is taxed at 8.00% (as of January 1, 2012), subject to further scheduled reductions. The minimum tax is $456.

Effective January 1, 2009, legislation changed the corporate tax structure in Massachusetts from a "separate company" reporting state to a "combined reporting" state. This legislation also repealed the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies are classified as the same type of legal entity for all tax purposes. The legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter. The DOR estimates that these changes, in the aggregate, increased revenues by approximately $185.2 million in Fiscal Year 2009 (reflecting less than a full year's impact of the changes), $252.8 million in Fiscal Year 2010 and $173.8 million in Fiscal Year 2011, and will increase revenues by approximately $128.5 million in Fiscal Year 2012 and $107.7 million in Fiscal Year 2013 and thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. The state tax on hotel/motel room occupancy is 5.7%. On July 1, 2008, the Governor approved legislation raising the state cigarette tax from $1.51 per pack to $2.51 per pack. The DOR estimates that this change resulted in additional revenue of between $140 million and $150 million in Fiscal Year 2009 and $124 million in Fiscal Year 2010. The DOR estimated an increase of between $115 million and $130 million in subsequent years.

Federal and Other Non-Tax Revenues.

Federal Revenue. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the federal government. In Fiscal Year 2010, federal reimbursements for budgeted operating activity amounted to $8.549 billion, including $1.328 billion as a result of enhanced FMAP reimbursement under ARRA. Federal reimbursements for Fiscal Year 2011 amounted to $9.3 billion, including $1.244 billion as a result of enhanced FMAP reimbursement under ARRA, and Fiscal Year 2012 and 2013 projections are $7.772 billion and $8.034 billion, respectively. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Years 2010 and 2011 these revenues were $2.801 billion and $2.912 billion, respectively. For Fiscal Years 2012 and 2013 these revenues are projected to be $3.007 billion and $3.331 billion, respectively.

On August 2, 2011, President Obama approved the Budget Control Act of 2011, which provides for between $2.1 trillion and $2.4 trillion of budgetary savings to the federal government over ten years. The first phase of federal spending reductions is to be implemented through $917 billion in discretionary reductions. Details concerning how these reductions may affect state budgets, including the Fiscal Year 2012 budget, have not yet been provided by the federal government.

Lottery Revenue. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $1.103 billion, $1.128 billion, $1.003 billion,

$989.7 million and $976.5 million in Fiscal Years 2007 through 2011, respectively. Fiscal Year 2011 Lottery operating revenues were $976.5 million, resulting in a $10 million deficit against $986.5 million in commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund. Fiscal Year 2011 Lottery contributions to local aid totaled $812.2 million.

The Fiscal Year 2012 budget assumes total transfers from the Lottery of $986.5 million to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including $809.8 million in appropriations for local aid to cities and towns. For Fiscal Year 2012, preliminary (as of July 23, 2012) net operating revenues are $1.074 billion, which would result in excess transfers to the Commonwealth General Fund of $86.6 million. As enacted, the Fiscal Year 2013 budget assumed total transfers from the State Lottery of $1.025 billion, which is equal to the current net operating revenue projections.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in entering into a master settlement agreement ("MSA"), which resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the MSA is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year since 2006. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

MSA payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of MSA receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system. In Fiscal Year 2008 the Health Care Security Trust's balance was transferred to the State Retiree Benefits Trust Fund. The Fiscal Year 2010 and Fiscal Year 2011 budgets transferred all payments received by the Commonwealth in Fiscal Year 2010 and Fiscal Year 2011 pursuant to the MSA from the Health Care Security Trust to the Commonwealth General Fund. The Commonwealth has received approximately $3.54 billion in payments under the MSA.

Tax Revenues—Fiscal Years 2011-2013

Fiscal Year 2011. Tax revenues for Fiscal Year 2011 totaled approximately $20.517 billion, an increase of approximately $1.973 billion (10.6%) over the same period in Fiscal Year 2010. This increase is attributable in large part to an increase of approximately $431.8 million (34.2%) in income tax payments with returns and extensions, an increase of approximately $573.5 million (6.5%) in withholding collections, an increase of approximately $373.2 million (25.1%) in income tax estimated payments, a decrease of approximately $101.3 million (6.7%) in income tax refunds, an increase of approximately $293.1 million (6.4%) in sales and use tax collections, and an increase of approximately $107.6 million (5.1%) in corporate and business tax collections.

Fiscal Year 2012. Preliminary tax revenues for Fiscal Year 2012, ended June 30, 2012, totaled approximately $21.115 billion, an increase of approximately $598 million (2.9%) over Fiscal Year 2011. This increase is attributable, in large part, to an increase of approximately $330.9 million (3.5%) in withholding collections, an increase of approximately $17.0 million (1.0%) in income payments with returns and bills, a decrease of approximately $6.7 million (0.5%) in income cash refunds, an increase of approximately $154.6 million (3.2%) in sales and use tax collections and an increase of approximately $92.2 million (4.1%) in corporate and business collections, which were partly offset by a decrease of approximately $24.2 million (1.3%) in income cash estimated payments. Preliminary Fiscal Year 2012 total tax collections were approximately $105 million above the Fiscal Year 2012 tax revenue estimate of $21.010 billion.

Fiscal Year 2013. The revenue estimate in the Fiscal Year 2013 budget is $22.011 billion. Preliminary tax revenues for the first two months of Fiscal Year 2013 (through August 31, 2012) totaled approximately $2.870 billion, a decrease of approximately $0.4 million (0.02%) compared to the same period in Fiscal Year 2012. This decline is attributable, in large part, to a decline of approximately $37.1 million (2.4%) in withholding collections, a decrease of approximately $7.5 million (12.5%) in income payments with returns and bills, which were partly offset by an increase of approximately $12.0 million (30.7%) in income cash estimated payments, an increase of approximately $28.4 million (3.3%) in sales and use tax collections and an increase of approximately $11.7 million (11.8%) in corporate and business collections. Year-to-date Fiscal Year 2013 tax collections (through August) were approximately $68.7 million below the benchmark for the Fiscal Year 2013 tax revenue estimate of $22.011 billion.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial local aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local aid payments take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. In Fiscal Years 2011 and 2012, approximately $4. 785 billion and $4.930 billion, respectively, was allocated to direct local aid. The Commonwealth's budget for Fiscal Year 2013 provides $5.12 billion of state-funded local aid to municipalities.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its local aid payments. The Fiscal Year 2013 budget includes funding for education aid of $4.17 billion. This level of funding brings all school districts to the foundation level called for by 1993 education reform legislation, and is an increase of $173 million over the Fiscal Year 2012 state supported amount of $3.99 billion.

Medicaid. The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly. The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), receives 50% in federal reimbursement on most Medicaid expenditures.

For Fiscal Year 2012, 33.4% of the Commonwealth's budget was devoted to Medicaid and the Commonwealth Care program. Healthcare is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2007-12 grew by 6.08% on a compound annual basis. During the same period, Medicaid enrollment was estimated to have increased 3.9% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation. The economic recession has additionally contributed to Medicaid membership increases from Fiscal Years 2009 to 2012. Estimated Fiscal Year 2012 Medicaid spending was $10.435 billion. Fiscal Year 2013 spending projections are slightly higher, at $10.991 billion.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. At the end of Fiscal Year 2012, 187,364 residents were enrolled in Commonwealth Care. The Fiscal Year 2012 budget included $777 million for Commonwealth Care and the Fiscal Year 2013 budget projects to provide $904 million.

On January 19, 2011, the Commonwealth received authorization to receive federal reimbursement for up to approximately $23.0 billion in state health care spending from Fiscal Year 2009 through Fiscal Year 2011, which allowed the Commonwealth to spend up to $5.9 billion more over that three-year period than the previous Medicaid waiver period from Fiscal Year 2006 through Fiscal Year 2008. It also enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including for Commonwealth Care's subsidized coverage of adults up to 300% of the federal poverty level).

Furthermore, the authorization restored $192.5 million in claiming authority for certain designated Commonwealth health programs whose federal authority was scheduled to phase down, in addition to new authority for federal reimbursement for certain health programs. The Commonwealth also received authority to receive federal reimbursement for up to $230 million in transitional payments for private hospitals in the Commonwealth, and approximately $216 million in additional supplemental funding for Cambridge Health Alliance. Under this authority, the Commonwealth made payments to seven acute hospitals that see a disproportionately high percentage of Medicaid and other subsidized patients.

The Commonwealth's waiver expired on June 30, 2011, but six successive one-month extensions were granted. On December 20, 2011 the waiver was renewed by Centers for Medicare and Medicaid Services ("CMS") and will extend through June 30, 2014. The $26.750 billion agreement, which represents a $5.690 billion increase over the previous waiver, preserves existing eligibility and benefit levels in the Medicaid and Commonwealth Care programs and includes more than $13.3 billion in revenue to the Commonwealth through federal financial participation. During the three-year waiver period, the Commonwealth will fully implement the federal Patient Protection and Affordable Health Care Act ("PPACA"). The waiver supports alternative payment models and integrated care through Delivery System Transformation Initiative incentive payments to eligible safety net hospitals. The total amount of payments over the three year period is up to $628 million, of which up to $82.2 million is expected to be covered by state resources annually. Legislation approved in June 2012 supported the establishment and full funding for the trust fund, and MassHealth began implementation of the program at the end of Fiscal Year 2012.

Health Safety Net Trust Fund (formerly, the Uncompensated Care Pool). This program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people. Success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments. As compared to Fiscal Year 2007, payments sustained a record drop through Fiscal Year 2008 (from $661 million to $396 million). However, recent economic conditions have caused a modest increase in Health Safety Net usage.

The Fiscal Year 2013 budget includes $420 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources and a $30 million contribution from the Commonwealth General Fund. The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs, to update evolving trends relating to Trust Fund care demand. Projections will likely change as more data emerges regarding demand on the Health Safety Net, and a Health Safety Net shortfall of funding for Fiscal Year 2012 of $130 million is anticipated. These projections are largely influenced by the current economic conditions and their effect on the Health Safety Net.

Federal Health Care Reform. On March 23, 2010 the President signed into law the PPACA, a comprehensive national health reform measure that is similar to the Massachusetts health care reform model and includes the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees. Unlike many other states, the Commonwealth will not need to devote new state funding to cover populations under the federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new federal coverage levels. Instead, PPACA will provide the Commonwealth with significant additional federal funding for the Commonwealth's health insurance programs for low-income individuals starting in 2014. The Commonwealth is aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in.

Public Assistance. Through the Department of Transitional Assistance, the Commonwealth administers three major programs of public assistance for eligible residents: transitional aid to families with dependent children; emergency assistance; emergency aid to the elderly, disabled and children; and the state supplemental benefits for residents enrolled in the federal supplemental security income program. In addition, the Commonwealth is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (SNAP, formerly the food stamps program), which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional assistance (SNA) program, which provides small supplemental benefits to working families currently enrolled in the SNAP program. This program was terminated in 2010 and reinstated in 2012. Total budgeted operating funds for the Department of Transitional Assistance were $859.5 million, $724.5 million and $736.7 million in Fiscal Years 2009, 2010 and 2011, respectively.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain federal work requirements. Congress has continued to extend the TANF block grant multiple times. The most recent extension runs through September 30, 2012.

Under federal TANF program rules, Massachusetts must meet the federal work participation rate of 50% for all TANF families and 90% for two parent families beginning in federal Fiscal Year 2007. The Commonwealth remains eligible under the federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target. Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program. In February 2010, the Commonwealth was informed that, based on the caseload reduction credit for 2008, the revised target was 0%. Consistent with federal guidance in 2009, the Commonwealth's target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets. Based on the 0% for 2008, the targets for 2008 through 2011 were 0%. Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended. When the ARRA-based target participation rates were eliminated in 2012, the SNA program was reinstated.

Other Health and Human Services.  The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities, and environments through coordinated care. The Office of Health Services spent $1.121 billion and $1.101 billion in Fiscal Years 2010 and 2011, respectively. It is projected to spend $1.180 billion and $1.214 billion in Fiscal Years 2012 and 2013, respectively. The Department of Public Health spent $493.7 million and $488.1 million in Fiscal Years 2010 and 2011, respectively. It is projected to spend $500.4 million and $519.4 million in Fiscal Years 2012 and 2013, respectively. The Department of Mental Health spent $614.0 million and $598.2 million in Fiscal Years 2010 and 2011, respectively. It is projected to spend $648.1 million and $666.3 million in Fiscal Years 2012 and 2013, respectively. The Division of Health Care Finance and Policy spent $13.4 million and $14.8 million in Fiscal Years 2010 and 2011, respectively. It is projected to spend $31.3 million and $28.1 million in Fiscal Years 2012 and 2013, respectively.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System. The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On September 30, 2011, the Public Employee Retirement Administration Commission released its actuarial valuation of the Commonwealth's total pension obligation as of January 1, 2011. The unfunded actuarial accrued liability as of that date was approximately $18.589 billion. The valuation study estimated the total actuarial accrued liability to be approximately $64.219 billion with total assets valued on an actuarial basis at approximately $45.631 billion.

On January 18, 2011, EOAF filed a new triennial schedule that extended the deadline for amortizing the unfunded liability to zero from June 30, 2025 to June 30, 2040. The other assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an amortization growth rate of 5% to 6% during Fiscal Years 2013 to 2017. The Fiscal Year 2012 transfer included in that schedule is $1.478 billion, a $36 million increase over Fiscal Year 2011. Legislation filed by the Governor in conjunction with the new triennial schedule incorporates the new pension funding amounts for the next six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years.

On November 16, 2011, the Governor approved legislation containing pension reforms, including increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees who join a retirement system on or after April 2, 2012. The legislation is expected to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and nearly $2 billion for municipalities.

On June 25, 2012, the Governmental Accounting Standards Board voted to approve new standards that will modify the accounting and financial reporting of the Commonwealth's pension obligations. The new standards will require the Commonwealth to report in its statement of net position a net pension liability. Net pension liability is defined as the difference between the total pension liability and the assets set aside in a trust and restricted to paying benefits to current employees, retirees and their beneficiaries. The new standards will require immediate recognition of more pension expense than is currently required. The new standards will be effective for Fiscal Year 2015.

Higher Education. The Commonwealth's  system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. Fiscal Year 2010 and 2011 spending on higher education equaled $845.6 million and $943.0 million, respectively. Preliminary Fiscal Year 2012 spending is $926.5 million and projected Fiscal Year 2013 spending is $940.1 million.

Capital Spending

EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In November, 2011, the Governor released a five-year capital investment plan for Fiscal Year 2012 through Fiscal Year 2016, totaling over $17.3 billion. With the release of the plan, the Governor announced that the bond cap is expected to be $1.75 billion for Fiscal Year 2012, plus $148 million in unused bond cap from Fiscal Year 2011 which has been carried forward to support spending in Fiscal Year 2012. The bond cap for Fiscal Year 2013 is projected to be $1.875 billion, and is projected to increase by $125 million in each subsequent fiscal year through Fiscal Year 2016.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2015. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority ("MBTA"). The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2012, the MBTA had approximately $494.7 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $138 million to $118 million through Fiscal Year 2014 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of August 31, 2012, the Commonwealth had approximately $18.3 billion in issued and outstanding general obligation debt, of which $14.8 billion (81%) was fixed rate debt and $3.5 billion (19%) was variable rate debt. The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $1.5 billion of outstanding general obligation debt as of August 31, 2012. Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, and consumer price index bonds. Of the variable rate debt outstanding, the interest rates on $3.0 billion of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $626 million, or approximately 3% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of August 31, 2012, the Commonwealth had outstanding approximately $118.9 million ($63.0 million principal and $55.9 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under ARRA. The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of August 31, 2012, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs"). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds. In addition, the Commonwealth currently has liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes.

As of December 31, 2012, the Commonwealth had approximately $13.9 billion in authorized but unissued general obligation debt.

Special Obligation Debt.

The Commonwealth Transportation Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of August 31, 2012, the Commonwealth had outstanding $337.55 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

The Commonwealth is also authorized to issue $1.875 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund to fund a portion of the Commonwealth's accelerated structurally-deficient bridge program. As of August 31, 2012, the Commonwealth had outstanding $995.39 million of such bonds. The Commonwealth elected to issue such bonds as BABs (approximately $419.8 million) and Recovery Zone Economic Development Bonds ("RZEDBs") (approximately $156.4 million) for purposes of ARRA. Such election entitles the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs provided, in both cases, the Commonwealth makes certain required filings in accordance with applicable federal rules.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities. Of this, $638.7 million is still outstanding as of August 31, 2012.

Federal Grant Anticipation Notes. The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from state appropriations. As of August 31, 2012, $510.39 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from Commonwealth appropriations. As of August 31, 2012, $100 million of such notes was outstanding.

The $100 million of junior-lien grant anticipation notes were issued as BABs. Under current law, such payments received by the Commonwealth are required to be deposited in the Commonwealth General Fund and thus do not secure the notes. EOAF intends to seek legislative authority to provide that such payments will be pledged to secure the notes.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Rosie D. et al v. The Governor.  In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment provisions of federal Medicaid laws. In 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and subsequently entered judgment in accordance with that modified plan. The Commonwealth did not appeal from that judgment and had begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth's motion, the court modified the judgment to extend the date for full implementation to November 30, 2009. In January 2009, the court allowed plaintiffs' motion for $7 million in legal fees. MassHealth estimates that its implementation of program changes will increase its costs by approximately $215 million annually. Although the Commonwealth paid the plaintiffs' attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys' fees incurred post-judgment through the end of the remedial plan implementation period (July 2012). In late May 2010, plaintiffs moved the court for payment of approximately $1.48 million in attorneys' fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009. Defendants' counsel filed an objection to approximately $250,000 of the fees requested. The court issued an order reducing defendants' attorney fees by $50,000. MassHealth estimates that its implementation of program changes in compliance with the remedial plan will increase its costs, including administrative costs, by approximately $215 million annually. On March 20, 2012, the court entered an order extending the monitoring period through December 31, 2012, and left open the possibility that the monitoring period could be extended further, depending upon when, and whether, the defendants are able to demonstrate to the court that they have fully complied with all tasks set forth in the judgment.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II). These are consolidated class actions challenging DTA's practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs' motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and II. Following the court's decision, DTA worked with plaintiffs' counsel to implement the court's partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. In 2009, plaintiffs' counsel moved to expand plaintiffs' requested relief to include a demand that DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. The program costs related to implementing such a requirement potentially could exceed $20 million. On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development. The merits of plaintiffs' suit are likely to be argued to the court in 2013.

Finch, et al. v. Health Insurance Connector Authority, et al. Plaintiffs challenge a 2009 statute that excludes from the Commonwealth Care program those individuals who are alien residents with special status ("AWSS"). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program. The Commonwealth established a less expensive program to cover much of the AWSS population with health insurance. The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. On May 6, 2011, the Supreme Judicial Court issued a decision in which it held that the Massachusetts statute constitutes a suspect classification that is subject to strict scrutiny under the Massachusetts Constitution. The Supreme Judicial Court did not reach the question whether this restriction on Commonwealth Care eligibility would satisfy strict scrutiny, but remanded the matter for further proceedings. On January 5, 2012, the Supreme Judicial Court held that the statute violates the equal protection provisions of the Commonwealth's Constitution. This decision has significant fiscal implications for the Commonwealth, adding several tens of million dollars in costs in Fiscal Year 2012 and more than $150 million in annual costs in Fiscal Year 2013.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al. This is a class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons. The trial court denied the defendants' motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs' motion for class certification. On September 6, 2011, the defendants moved to decertify the class on the basis of the U.S. Supreme Court's decision in Wal-Mart Stores, Inc. v. Dukes, but this motion was denied on November 10, 2011. The case is now well into the discovery phase. If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend tens of millions of dollars in increased foster care reimbursement payments, personnel costs and services.

SEIU v. Department of Mental Health. The Service Employees International Union has challenged the Department of Mental Health's contracts for the provision of Community Based Flexible Supports ("CBFS") as unlawful privatization contracts under the so-called "Pacheco Law." Plaintiff seeks declaratory relief invalidating portions of the CBFS contracts as well as reinstatement of and back pay for up to 100 former case managers who the plaintiff claims were laid off in 2009 as a result of these allegedly unlawful contracts. On August 15, 2012, the Department filed a motion for judgment on the pleadings dismissing the case due to lack of subject matter jurisdiction based on the plaintiff's lack of standing to pursue the action and its failure to include as defendants in the action the private contractors whose contracts would be partially invalidated were the requested relief granted. The Department further denies that it violated the Pacheco Law and denies that reinstatement or back pay would be available as relief in the action even if portions of the CBFS contracts were invalidated. The Department believes that the potential cost associated with rehiring the laid-off case managers would be $10 million annually. This would be in addition to whatever back pay might be awarded if the plaintiff prevails.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now, the CMS) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Health Safety Net Trust Fund might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of pool fiscal year 2012 the Commonwealth will have collected an estimated $5.157 billion in acute hospital assessments since 1990 and an estimated $2.037 billion in surcharge payments since 1998.

In re: Disallowance of 2005 MassHealth acute hospital supplemental payments.  In February, 2011, CMS sent EOHHS a Notice of Disallowance of $25.43 million for payments to  UMass Memorial Health Care, Inc. ("UMMHC") hospitals attributable to dates of service in Fiscal Year 2000 through 2003, based on CMS' interpretation of the 2-year payment claiming deadline. EOHHS filed a request for reconsideration with the U.S. Department of Health and Human Services ("HHS") on March 31, 2011. On April 17, 2012, the Commonwealth received notice that HHS affirmed $17.4 million of the UMMHC disallowance and reversed the remainder, allowing $8.1 million in payments. A question remains as to whether CMS intended to allow $8.1 million or half that amount, since $8.1 million represents both the federal and non-federal share of the payment at issue. EOHHS appealed the disallowance of $17.4 million to the Departmental Appeals Board on June 12, 2012.

Boston Medical Center Corp., et. al. v. Secretary of the Executive Office of Health and Human Services. The remaining plaintiffs are the Boston Medical Center, the BMC HealthNet Plan (a managed care organization serving

Medicaid patients) and three other disproportionate share hospitals. They allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services plaintiffs have already provided to Medicaid clients. Plaintiffs asserted claims totaling $192.6 million. BMC and BMC HealthNet Plan seek $120.9 million for rate year 2009. The three other remaining plaintiffs seek a total of $71.7 million for the six-year period ending in rate year 2009. The trial court dismissed all claims in two related suits. Plaintiffs appealed and the two cases were consolidated. Three additional hospitals had asserted further claims totaling another $44 million, so that the total prior exposure for these cases was $236.6 million, but they decided not to appeal from the trial court's decision. Briefing is complete and oral argument took place before the Supreme Judicial Court on May 7, 2012.

Environmental Matters.

Boston Harbor Cleanup. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage District. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the Court's order, not including combined sewer overflow ("CSO") costs, was approximately $3.8 billion. The MWRA has also spent approximately $784 million in developing and implementing the CSO plan and its projects. Thus, the cost of construction of water treatment facilities required under the court's order has now amounted to approximately $4.58 billion. Going forward, the MWRA anticipates spending an additional $78 million on remaining design and construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system retrofits, and replacements.

Wellesley College v. The Commonwealth. Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean-up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years. If a full clean up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

Taxes and Other Revenues.

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue. The plaintiffs, a putative class of Massachusetts consumers who purchased Dell computers between 1995 and 2006, brought suit against Dell seeking a declaration that Dell wrongfully collected (and remitted to the Commissioner) sales tax upon service contracts that were purchased at the same time consumers purchased personal computers from Dell. Dell filed a third-party complaint against the Commissioner of Revenue, seeking a declaration that the sales taxes it collected (and paid) on service contracts were wrongfully collected and should be paid back. The Commissioner successfully moved to stay Dell’s third-party action until Dell has fully prosecuted the abatement petition it filed with the Appellate Tax Board, seeking return of the same sales taxes. Dell recently filed a petition with the Tax Board for additional abatements related to its payment of sales taxes. At present, Dell’s abatement requests remain pending, with no trial date yet scheduled. The total amount Dell claims exceeds $54 million, including its claim for interest.

On November 3, 2011, the trial court denied Dell’s renewed motion to dismiss. After the appellate court granted Dell’s request to consider an interlocutory appeal from that ruling, the Massachusetts Supreme Judicial Court granted the parties’ petition for direct appellate review; the case has been fully briefed and is awaiting oral argument.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue. Satellite-television providers DIRECTV and Dish Network claim that the excise tax on the sale of direct broadcast satellite services to subscribers or customers in the Commonwealth violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitution. Were the providers to prevail, the potential refund of taxes collected under the statute may exceed $10 million for each tax year, and a corresponding amount of annual revenue would be unavailable for collection in future tax years. The Commonwealth served a motion to dismiss the complaint for failure to exhaust administrative remedies, which the court denied. Extensive discovery has been completed, and the parties are presently briefing cross-motions for summary judgment. After a hearing cross-motions for summary judgment were taken under advisement on July 19, 2012.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al. This matter arises under the MSA. Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments. One such adjustment is the non-participating manufacturer ("NPMs") adjustment, which can be triggered in the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997. Because the OPMs suffered the requisite loss in 2003, 2004, 2005 and 2006, they are seeking to reduce the amount of payments they made in each of those years. Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year. Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes. The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced. This has been deferred while the determination on whether the states, including Massachusetts, diligently enforced their NPM escrow statutes. Certain PMs have made annual payments to Massachusetts, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs. Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes. As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states' diligent enforcement of their escrow statutes. As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $22 million in withheld 2005 MSA payments.

In early July, 2010, a three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration. On November 3, 2011, the manufacturers advised the arbitrators that Massachusetts was one of 14 states and territories whose claims of "diligence" were no longer being contested. Since the December 5, 2011 deadline for any state to challenge the claim of another state has passed, Massachusetts's claim to its allocable share of the 2003 NPM Adjustment is no longer in dispute. Massachusetts can expect to receive approximately $30 million withheld by certain manufacturers from the payment due April 15, 2006. Massachusetts cannot expect to receive this money before Fiscal Year 2014, after resolution of the contested states' claims by the arbitration panel. Those hearings began in May 2012 and are scheduled to continue through June 2013.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al. This case arises out of a challenge to the MSA that was initiated in 2002 by a group of NPMs. These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States' escrow statutes and NPM enforcement actions violate the U.S. Constitution and federal law. In April, 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Plaintiffs also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U. S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. Summary judgment briefs were filed in September 2009, and oral arguments were heard in April 2010. The court granted the states' summary judgment motion on all counts, promoting the plaintiff to file a motion for reconsideration and a notice of appeal with the Second Circuit Court of Appeals. Plaintiff has indicated that settlements with individual states may resolve this matter. Accordingly, the appeal is on hold.

Other Litigation.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases and potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million. These claims are at various stages of resolution, including the Superior Court and the CA/T Project Dispute Review Board ("DRB") panel. The DRB has issued decisions on some of the claims, awarding plaintiffs approximately $69.8 million on claims of approximately $157 million. The majority of those decisions are now the subject of further court proceedings or a decision of the Project's Chief Engineer pursuant to the parties' contracts. In early May 2012, the Appeals Court heard oral arguments as to whether the DRB was authorized to issue binding arbitral decisions on numerous claims, or whether it was only authorized to issue non-binding recommendations that were subject to review by the Project Director. The court took the case under advisement.

Slater et al. v. Harold W. Clarke et al. Plaintiffs filed a civil suit seeking damages and injunctive and declaratory relief from a number of Massachusetts defendants, including current or former employees of the Department of Correction, in connection with the murders of Beverly and Brian Mauck, in Washington State, by Daniel Tavares, a former Massachusetts inmate. Plaintiffs allege that Massachusetts officials improperly and prematurely released Tavares from Massachusetts custody and that, after Tavares fled to Washington State, Massachusetts officials failed to extradite Tavares, knowing that he posed a danger to Washington residents. Plaintiffs have voluntarily dismissed the suit against the former Commissioner of the Department of Correction. The trial court has dismissed the case against one of the employees of the Department of Correction Office of Investigative Services, for lack of personal jurisdiction, but denied the motions to dismiss of the remaining defendants. Defendants filed a notice of interlocutory appeal to the Ninth Circuit Court of Appeals on the issues of personal jurisdiction and absolute immunity, but later moved to dismiss the appeal as to personal jurisdiction without prejudice. The absolute immunity appeal has been briefed and oral argument was scheduled for October 3, 2012 in Spokane, Washington.

Taunton Police Patrolmen's Association and City of Taunton v. Massachusetts Department of Transportation. Plaintiffs claim that regulations concerning the use of Road Flaggers and Police Details on Public Works  Projects exceeded the Department of Transportation's ("MassDOT") authority and therefore are invalid. If the regulations are declared invalid,  MassDOT may have to spend approximately an additional $7.5 million on public works projects each year. In  August 2012, the plaintiffs filed a motion for a preliminary injunction. On September 13, 2012, MassDOT intends  to file an opposition to the plaintiffs' motion for a preliminary injunction. No motion to dismiss or responsive  pleadings has been filed yet.

Drug Testing Laboratory. On August 28, 2012, a chemist formerly employed at the Department of Public Health's drug testing laboratory in Boston admitted to several types of misconduct involving the handling of laboratory samples, which were used in criminal cases. The laboratory was immediately closed and the Governor has since established a central office to identify individuals who may be affected by the chemist's malfeasance, which has the potential to affect tens of thousands of criminal drug cases. There may be significant, but as yet undetermined, costs required to account for the chemist's malfeasance. In addition, there may be costs to defend civil complaints alleging Commonwealth liability and for potential judgments. As neither the criminal investigation nor the determination of the number or specific cases affected has been completed, there is not sufficient information to estimate these additional costs at this time.

New York

Economic Trends

U.S. Economy.  The downside risks to the national economy from slowing global growth have intensified. Both the national labor market and equity markets have been weaker than projected in April 2012, which has in turn negatively affected household spending. Consumer spending only grew 1.5% during the second quarter of 2012, following growth of 2.5% in the first quarter. This slowdown appears to have occurred despite continued robust auto sales and a stronger than projected upturn in the housing market. The depressing economic effect on the demand for energy-related goods, due to the unusually warm winter weather, appears to be sustained. These developments translate into a weaker forecast for both the nation and the State. Growth of 1.9% in real U.S. gross domestic product is now projected for 2012, with the economy projected to grow 2.5% for 2013.

The U.S. labor market decelerated during the second quarter of 2012. Monthly private sector job gains slowed from an average monthly gain of 226,000 in the first quarter of 2012 to 91,000 in the second. Moreover, initial claims for unemployment insurance benefits have stayed remarkably stable, while the public sector has continued to shed jobs. On an annual average basis, the Division of the Budget ("DOB") now projects downwardly revised employment growth of 1.4% for 2012. A less favorable outlook for employment, combined with a substantial downward revision to wages for the fourth quarter of last year, have led to downward revisions to both wages and total personal income as well. Personal income is now projected to rise 3.2% in 2012, with its largest component, wages, expected to rise only 3.1%. These growth rates are substantially below historical averages.

Demand from emerging markets was an important factor for growth during the early phase of the nation's economic recovery. However, the emerging markets sector deteriorated significantly as the European sovereign debt crisis led one of the world's largest markets into recession. Weaker demand from Europe has been a drag on emerging markets as well, creating further downward momentum in the global economy. As a result, real U.S. export growth fell from 11.3% in 2010 to 6.7% in 2011, and is projected to fall to 3.3% in 2012. Slowing global growth is projected to continue to put downward pressure on both profits and equity markets through the end of 2012. Energy prices, however, have remained volatile. After hitting their lowest point since October 2011, oil prices have been on the rise. However, as supply fears subside, the impact of slower global growth on energy demand is expected to dominate movements in energy prices through the remainder of the calendar year. DOB has lowered projected inflation to 1.8% for 2012.

DOB's economic outlook continues to call for tepid but improving growth for the second half of this year, with growth accelerating to just above 3% by the latter half of 2013. There are significant risks, however, to this forecast. Efforts to contain the European sovereign debt crisis remain ongoing, and coordinated government efforts to avert a more severe global slowdown appear underway. Nevertheless, momentum remains downward. A longer and deeper European recession or significantly slower growth in emerging markets could have a more negative impact on U.S. exports, corporate profits, and equity markets. Although the current forecast assumes U.S. fiscal policy will remain non-contractionary, the economic uncertainty could negatively impact private sector behavior as the end of the calendar year approaches. Higher than expected energy prices could have a similar effect. Alternatively, stronger than expected growth in the labor market could result in greater household spending than projected, while a milder recession in Europe and stronger global growth could result in a faster upturn in the demand for U.S. exports. Moreover, if gasoline prices fall significantly further, household spending growth could be stronger than anticipated, since energy price growth acts as a virtual tax on household spending.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The most recent data indicate that the pace of New York employment growth continues, with the State labor market entering 2012 with particular momentum in construction, professional and business services, private educational services, and tourism-related leisure and hospitality services. As a result, private sector employment growth of 1.8% is now projected for 2012. Total employment growth of 1.2% is projected for 2012, with the public sector expected to remain a drag on the State labor market through the end of the year. Thus, estimated State wage growth for 2012 remains virtually unchanged at 3.1%, with projected growth in total personal income revised down slightly to 3.2% due to downward revisions to some of the nonwage components of income.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street firms still adjusting their compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. A weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing both employment and wage growth. In contrast, stronger national economic growth, an upturn in stock prices, or stronger activity in Wall Street activities could result in higher wage growth than projected.

The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities.  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during Fiscal Year 2009-2010 (although two authorizations ultimately were not approved during the 2012 Legislative session). In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Starting in Fiscal Year 2010-11, the potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The loss of temporary federal stimulus funding also adversely impacted counties and school districts in New York State. State cash flow problems in prior fiscal years have resulted in delays in the payment of State aid, and in some cases have necessitated borrowing by the localities. Additionally, recent enactment of legislation that caps most local government and school district property tax levies may affect the amount of property tax revenue available for local government and school district purposes. The legislation does not apply to New York City. Changes to sales tax distributions resulting from the 2010 federal population census has had a material impact on certain local governments. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Special Considerations. In recent fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the State's financial plans. Complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to: (i) performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected; (ii) the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; (iii) the realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the effect on adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; (vii) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (viii) ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes. Any reductions in federal funding, could have a materially adverse impact on the State's Financial Plan. DOB's forecast assumes that Congress will act by the end of 2012 to avert automatic federal spending reductions and tax increases by extending both the Bush-era tax reductions and the payroll tax reduction authorized in 2009. Additionally, the forecast assumes that federal income tax increases scheduled for tax years 2013 and thereafter will be implemented as planned. The Affordable Care Act tax provisions are expected to result in an increase in State receipts in Fiscal Year 2013, and declines thereafter, as taxpayers reduce the level of capital gains realizations in response to the higher federal tax rate.

The Federal Budget Control Act ("BCA") of 2011 imposed annual caps on federal discretionary spending over a ten-year period. The specific spending reductions necessary for Congress to live within the caps will be decided through the annual federal budget process, so the magnitude of impact on federal funds for the State has yet to be determined. Further, if additional deficit reduction is not enacted, the BCA directs that savings be achieved through sequestration of funding, with across-the-board cuts to federal discretionary programs scheduled for January 2013, and lower discretionary caps in the following eight years. It is estimated that federal non-defense discretionary programs would face an across-the-board reduction of approximately 7.8% in January 2013.

The State is analyzing the potential impact of the BCA on the State's Financial Plan and economy. If the sequester is implemented, DOB estimates that State and local governments could lose approximately $5 billion in federal funding over nine years, beginning in Fiscal Year 2012-13, from these additional federal deficit reduction measures. In addition, the Financial Plan may be adversely affected by other actions taken by the federal government, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.

Health Insurance Company Conversions. An additional risk is the cost of the State in permitting a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation, subject to a number of terms, conditions and approvals. Under State law, the State must use the proceeds from a health care company conversion for health care related expenses included in the Health Care Reform Act ("HCRA") Account. For planning purposes, the Enacted Budget Financial Plan assumes that an annual contribution of $250 million in Fiscal Year 2012-13 and $300 million each of Fiscal Years 2013-14, 2014-15 and 2015-16 would be deposited into HCRA. If the conversion does not occur on the timetable or at the levels assumed in that financial plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA expenditures.

Labor Settlements. The State has multi-year labor contracts with its two largest employee unions, the Civil Service Employee Association ("CSEA") and the Public Employees Federation ("PEF"), as well as several other large employee unions. The contracts provide for no general salary increases for Fiscal Years 2012-14, substantial increases to employee health insurance contributions, and a temporary reduction in employee compensation through a deficit reduction program. Employees will receive a $1,000 lump sum payment, a 2% salary increase in each of Fiscal Years 2014-15 and 2015-16 and be repaid the value of the deficit reduction adjustments at the end of their contract term. The PEF contract generally mirrors the provisions for the other unions, but the contract is different in that it covers a four-year period and has a deficit reduction provision. PEF employees will receive a 2% salary increase in Fiscal Year 2014-15.

Employees in the unions that have reached settlements with the State have contingent layoff protection for FY 2013 and limited continuing layoff protection for the full term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, SAGE Commission recommendations, or material or unanticipated changes in the State's fiscal circumstances are not covered by this protection.

Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs beginning in Fiscal Year 2010-11. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which, in Fiscal Year 2012-13 are 11.5% of payroll for the New York State and Local Employees Retirement System ("ERS") and 19.5% for the New York State and Local Police and Fire Retirement System ("PFRS"), may be amortized.

In February and March 2012, the State made pension payments that totaled $1.32 billion for Fiscal Year 2011-12, and amortized $491 million. In addition, the State's Office of Court Administration ("OCA") made its pension payment of $190 million and amortized $72 million. The $563 million in total deferred payments will be repaid with interest over the next ten years, beginning in the current fiscal year. The Enacted Budget Financial Plan assumes that both the State and OCA will elect to amortize pension costs in future years, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 3.75 percent over ten years from the date of each deferred payment.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

The economic downturn that began in 2008 has had a severe impact on State finances. Actual receipts have been slow to recover, while fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown. In Fiscal Year 2009-10, the State was required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers. To avoid using its rainy day reserves, which are relied on during a fiscal year to provide liquidity, the State managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year. The level of State General Fund spending in recent years also has been affected by the receipt of federal funding, which has substantially reduced the costs of Medicaid and School Aid in the State General Fund.

Prior Fiscal Year Results.

Fiscal Year 2010-11 Results. State General Fund receipts, including transfers from other funds, totaled $54.4 billion in Fiscal Year 2010-11. Total receipts were $1.9 billion (3.6%) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Business tax collections fell by less than 2% from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes. Non-tax revenue was $631 million below the prior year. State General Fund disbursements, including transfers to other funds, totaled $55.4 billion in Fiscal Year 2010-11. As such, State General Fund disbursements exceeded receipts by approximately $930 million in Fiscal Year 2010-11. State General Fund disbursements, including transfers to other funds, were $3.2 billion higher than Fiscal Year 2009-10 results. The annual increase reflects the deferral of $2.1 billion in school aid from March 2010 to the statutory deadline of June 2010. Adjusting for this deferral, spending would have been roughly $950 million below Fiscal Year 2009-10 results.

The State ended Fiscal Year 2010-11 in balance on a cash basis in the State General Fund. The State General Fund ended Fiscal Year 2010-11 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the

Contingency Reserve and $13 million in an undesignated fund balance. The closing balance was $928 million lower than Fiscal Year 2009-10, which reflected the planned use of a fund balance to pay for expenses deferred from Fiscal Year 20009-10 into Fiscal Year 2010-11.

All Funds receipts for Fiscal Year 2010-11 totaled $133.3 billion, an increase of $6.7 billion over prior year results. Annual growth in federal grants and tax receipts was partially offset by a decline in miscellaneous receipts. All Funds disbursements for Fiscal Year 2010-11 totaled $134.8 billion, an increase of $7.9 billion over prior year results. The annual change reflects growth due to federal aid and growth in capital spending and debt service, as well as $2.1 billion in school aid deferral from Fiscal Year 2009-10. The State ended Fiscal Year 2010-11 with an All Funds cash balance of $3.8 billion.

Fiscal Year 2011-12 Results. State General Fund receipts, including transfers from other funds, totaled $56.9 billion in Fiscal Year 2011-12. Total receipts during Fiscal Year 2011-12 were $2.5 billion (4.5%) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

State General Fund disbursements, including transfers to other funds, totaled $56.5 billion in Fiscal Year 2011-12, $1.1 billion (2.0%) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral, annual spending grew by $3.2 billion. Spending growth was largely due to the phase-out of extraordinary federal aid that temporarily reduced State-share spending in the prior fiscal year. Annual State General Fund spending for agency operations in Fiscal Year 2011-12 was lower than in the prior fiscal year, consistent with management expectations and continued efforts in managing the workforce and controlling costs.

The State ended Fiscal Year 2011-12 in balance on a cash basis in the State General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements and $75 million in an undesignated fund balance. The Fiscal Year 2011-12 closing balance was $411 million greater than the prior year closing balance, which largely reflects actions to establish designated resources that can be used to address costs associated with potential retroactive labor agreements, and to build the State's general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of the fiscal year, the first deposit to the State's "rainy day" reserves since Fiscal Year 2007-08.

All Funds receipts for Fiscal Year 2011-12 totaled $132.7 billion, a decrease of $577 million over prior year results. Annual growth in tax receipts and miscellaneous receipts was more than offset by a decline in federal grants. All Funds disbursements for Fiscal Year 2011-12 totaled $133.5 billion, a decrease of $1.3 billion over prior year results. The State ended Fiscal Year 2011-12 with an All Funds cash balance of $3.4 billion.

Fiscal Year 2012-13 Enacted Budget Financial Plan

Prior to the enactment of the Fiscal Year 2012-13 Enacted Budget Financial Plan, the State faced a projected State General Fund budget gap of $3.5 billion for Fiscal Year 2012-13. The budget gap in future years was projected at $3.6 billion in Fiscal Year 2013-14, $5.0 billion in Fiscal Year 2014-15, and $4.2 billion in Fiscal Year 2015-16. These budget gaps represent the difference between (a) the projected State General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them.

On March 27, 2012, the Governor and legislative leaders announced agreement on a budget for Fiscal Year 2012-13. On March 30, 2012, the Legislature completed action on the appropriations and accompanying legislation needed to complete the budget. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment in advance of the other appropriations (the debt service appropriations were passed on March 20, 2012). The Governor completed his review of all enacted budget bills, including the veto of certain line items which had no material impact on the Enacted Budget Financial Plan, in early April.

At the time of the adoption of the Enacted Budget Financial Plan, DOB estimated that the gap-closing plan, if implemented successfully, would be sufficient to eliminate the State General Fund budget gap of $3.5 billion in Fiscal Year 2012-13, and leaves budget gaps of approximately $950 million in Fiscal Year 2013-14, $3.4 billion in Fiscal Year 2014-15, and $4.1 billion in Fiscal Year 2015-16. The authorized gap-closing plan consists of approximately $2 billion in savings that DOB characterizes as spending control (including $1.3 billion in savings from State agency operations). In addition to the State agency operations savings, the State expects to save an additional $777 million from local assistance, mostly due to the repeal of the automatic "cost-of-living" increases and trend factors in Fiscal Year 2012-13 for all human service providers. In Fiscal Year 2011-12, the State also paid $135 million in debt service that was due in Fiscal Year 2012-13, lowering the gap in Fiscal Year 2012-13 by the amount of the prepayment. Disbursements for State Operating Funds local assistance are projected to total $58.8 billion in Fiscal Year 2012-13, an annual increase of 2.6%.

The tax reform legislation approved in December 2011 is expected to generate an estimated $1.5 billion in net resources to help close the Fiscal Year 2012-13 budget gap. The tax code changes are expected to provide approximately $1.9 billion in additional receipts in Fiscal Year 2012-13. Of this amount, approximately $250 million will be used to mitigate the impact on the Metropolitan Transportation Authority ("MTA") from New York State tax law changes to the MTA mobility tax, and $135 million will be used for tax credits and employment initiatives.

DOB estimated that the State General Fund will end Fiscal Year 2012-13 with a balance of $1.8 billion, which consists of $1.13 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $57 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund and $13 reserved for debt management. The Enacted Budget Financial Plan includes the use of $62 million of the undesignated fund balance for gap-closing purposes in Fiscal Year 2012-13. The closing balance depends on successful implementation of the gap-closing plan.

Fiscal Year 2012-13 Receipts Forecast. All Funds receipts are projected to total $133.4 billion for Fiscal Year 2012-13, comprising tax receipts ($66.3 billion), federal grants ($42.6 billion) and miscellaneous receipts ($24.5 billion). The total All Funds receipts estimate represents an increase of approximately $527 million (0.4%) from Fiscal Year 2011-12 results. Total State General Fund receipts, including transfers, are estimated at $58.9 billion. State General Fund miscellaneous receipts are estimated at $3.4 billion in Fiscal Year 2012-13, an increase of 3.7% from Fiscal Year 2011-12 results.

All Funds user taxes and fees receipts for Fiscal Year 2012-13 are estimated to be $14.8 billion, an increase of $243 million (1.7%) from Fiscal Year 2011-12. Sales tax receipts are expected to be $12.1 billion, an increase of $219 million (1.8%) from the prior year. State General Fund user taxes and fees receipts are expected to total $9.2 billion in Fiscal Year 2012-13, an increase of $141 million (1.6%) from Fiscal Year 2011-12. Sales tax receipts are estimated to increase by $219 million.

All Funds business tax receipts for Fiscal Year 2012-13 are estimated at $8.2 billion, an increase of $349 million (4.4%) from the prior year. The estimate reflects base growth across all taxes, except the corporate franchise tax, from an improving economy as well as an incremental increase of $71 million from the deferral of certain tax credits that was part of the Fiscal Year 2010-11 Budget. Adjusted for this deferral, All Funds growth is 3.5%. State General Fund business tax receipts for Fiscal Year 2012-13 of $6.0 billion are estimated to increase by $278 million (4.8%) from the prior year's results.

All Funds personal income tax receipts for Fiscal Year 2012-13 are projected to be $40.3 billion, an increase of $1.5 billion (3.8%) from Fiscal Year 2012. This primarily reflects modest increases in withholding and current estimated payments for tax year 2012, offset by a decrease in extension payments for tax year 2011 and an increase in total refund payments. State General Fund income tax receipts for Fiscal Year 2012-13 of $26.9 billion are expected to increase by $1.1 billion (4.2%), from the prior year, mainly reflecting the increase in All Funds receipts noted above. However, a $373 million increase in deposits to the Revenue Bond Tax Fund and a $43 million increase in deposits to the School Tax Relief fund partially offset this increase.

All Funds other tax receipts for Fiscal Year 2012-13 are estimated to be $1.8 billion, an increase of $125 million (7.3%) from Fiscal Year 2011-12. This mainly reflects a rise of $49 million (4.5%) in estate tax receipts and $75 million (12.3%) in the real estate transfer tax, which are the result of expected large estate payments in Fiscal Year 2012-13 and strong commercial activity and improving vacancy rates in New York City, respectively. State General Fund other taxes receipts are expected to total approximately $1.1 billion in Fiscal Year 2012-13, an increase of $48 million (4.4%) from Fiscal Year 2011-12.

Fiscal Year 2012-13 Disbursements Forecast.  State General Fund disbursements in Fiscal Year 2012-13 are estimated to total $59.2 billion, an increase of $2.7 billion (4.8%) over Fiscal Year 2011-12 results. State Operating Funds disbursements for Fiscal Year 2012-13 are estimated to total $89.4 billion, an increase of $2.2 billion (2.6%) over Fiscal Year 2011-12 results.

The Enacted Budget provides $20.4 billion in School Aid for Fiscal Year 2012-13, an increase of $805 million (4.1%) from the previous year. In Fiscal Year 2013-14, School Aid will increase by an additional estimated $712 million (3.5%). The Enacted Budget Financial Plan also includes a two-year appropriation and makes statutory changes to limit future School Aid increases to the rate of growth in New York state personal income. Under this growth cap, School Aid is currently projected to increase by $712 million and $842 million in school years 2013-14 and 2014-15, respectively, reaching an annual total of $22.9 billion in the 2015-16 school year.

The Medicaid program is financed jointly by the State, the federal government, and local governments (including New York City). New York's Medicaid spending is projected to total approximately $54.0 billion in Fiscal Year 2012-13, including the local contribution. The Enacted Budget Financial Plan reflects continuation of a Medicaid spending cap which limits spending growth to 4% annually for Department of Health State Medicaid. This reflects the target growth rate for Medicaid proposed in the Enacted Budget Financial Plan, which is the ten-year average change in the medical component of the Consumer Price Index.

In Fiscal Year 2012-13, the State will provide $4.4 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. Due to the size and scope of its transit system, the MTA receives the majority of the Statewide mass transit operating aid.

State General Fund transfers help finance certain capital activities, the State's share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, and a range of other activities. Transfers to other funds are expected to total $7.1 billion in Fiscal Year 2012-13, an annual increase of $1.3 billion. This increase is mainly due to higher costs related to State University of New York operating support, recent payroll tax reductions for the MTA, Medicaid State share, and capital projects.

The State also pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities. Depending on the credit structure, debt service is financed by transfers from the State General Fund, dedicated taxes and fees, and other resources, such as patient income revenues. Total debt service is projected at $6.1 billion in Fiscal Year 2012-13, of which $1.6 billion is paid from the State General Fund through transfers.

Agency spending on personal and non-personal service is expected to remain nearly flat on an annual basis. Spending on fringe benefits is projected to decline by $171 million (-2.6%), reflecting lower pension costs due mainly to a $117 million prepayment in Fiscal Year 2011-12, and a revision of the State's Fiscal Year 2010-11 pensionable salary base that will lower the State's pension bill in Fiscal Year 2012-13. This revision will also lower employer contributions for health insurance costs due to the annualization of premium increases.

Cash Position

The State authorizes the State General Fund to borrow resources temporarily from the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter. In Fiscal Year 2011-12, the State General Fund used STIP to meet certain payment obligations during April 2011, and repaid such amounts by the end of the same month.

Based on current information, DOB expects that the State will have sufficient liquidity to make payments as they become due throughout Fiscal Year 2012-13, but that the State General Fund may, from time to time, need to borrow resources temporarily from other funds in STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants. Consistent with prior years, DOB estimates that State General Fund balances will reach relatively low levels in the third and fourth quarters of the current fiscal year. DOB continues to monitor the flow of funds and will take such actions as necessary to manage the timing of payments.

State General Fund Out-Year Projections

DOB estimated that the Enacted Budget Financial Plan, as adopted, would provide for a balanced State General Fund in Fiscal Year 2012-13 and leave projected gaps that total approximately $950 million in Fiscal Year 2013-14, $3.4 billion in Fiscal Year 2014-15 and $4.1 billion in Fiscal Year 2015-16. The net operating shortfall in State Operating Funds was projected at $495 million in Fiscal Year 2013-14, $2.8 billion in Fiscal Year 2014-15 and $3.6 billion in Fiscal Year 2015-16. The annual imbalances projected for the State General Fund and State Operating Funds in future years are similar because the State General Fund is the financing source of last resort for many State programs. Imbalances in other funds are typically financed by the State General Fund. The estimated gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out of the federal government's increased support for Medicaid, education, and other costs through the federal stimulus funding.

Out-Year Receipts Projections. For Fiscal Year 2013-14, total All Funds receipts are expected to reach nearly $138.7 billion, an increase of $5.3 billion from Fiscal Year 2012-13 estimated receipts. All Funds tax receipts are projected to increase by $3.8 billion over the same period. All Funds federal grants are expected to increase by $1.6 billion from Fiscal Year 2012-13 to Fiscal Year 2013-14. All Funds miscellaneous receipts are projected to decrease by $21 million over the same period. For Fiscal Year 2013-14, total State General Fund receipts (including transfers from other funds) are projected to be $61.5 billion, an increase of $2.6 billion from Fiscal Year 2012-13 estimated receipts.

Out-Year Disbursement Projections.  State General Fund disbursements for Fiscal Year 2013-14 are estimated to total $62.4 billion, compared to $59.2 billion in Fiscal Year 2012-13. State Operating Funds disbursements for Fiscal Year 2013-14 are estimated to total $53.7 billion. State expenditures for Medicaid are estimated to range from approximately $21.8 billion in Fiscal Year 2012-13 to $25.0 billion in Fiscal Year 2015-16. State expenditures for School Aid are estimated to range from approximately $20.3 billion in Fiscal Year 2012-13 to $22.9 billion in Fiscal Year 2015-16. Spending growth reflects an expected return to a lower federal matching rate for Medicaid expenditures after June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary federal aid for education. Spending growth is driven primarily by Medicaid, education, pension costs, employee and retiree health benefits, social services programs and debt service.

There can be no assurance that the budget gaps will not increase materially from current projections. If this were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

State Indebtedness

General. The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey. As of March 31, 2012, total State-related debt outstanding was stable at approximately $56.8 billion. Debt measures also continue to remain stable with debt outstanding as a percentage of personal income at about 5.7%. Total debt service is projected at $6.1 billion in Fiscal Year 2012-13, of which $1.6 billion is paid from the State General Fund through transfers and $4.5 billion from other State funds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Governmental Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. For Fiscal Year 2011-12, the cumulative debt outstanding and debt service caps were 4.00% and 4.65%, respectively.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act. However, the State is continuing through a period of relatively limited debt capacity. Based on the most recent personal income and debt outstanding forecasts, the available capacity under the debt outstanding cap is expected to decline from $3.6 billion in Fiscal Year 2011-12 to $752 million in Fiscal Year 2013-14.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2012, State-supported debt in the amount of $52.8 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each. As of March 31, 2012, both amounts are less than the statutorily cap of 15%.

As of March 31, 2012, the State's authorized issuers had entered into a notional amount of $2.1 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.9% of total debt outstanding. As of March 31, 2012, the State had $2.4 billion of variable rate obligations, of which $2.1 billion is hedged to fixed rate. The net variable rate exposure subject to the cap is $356 million (0.7%) of total debt outstanding. The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by $1.3 billion.

In addition to the variable rate obligations described above, the State has $259 million convertible rate bonds currently outstanding. These bonds bear a fixed rate until future mandatory tender dates in 2013, at which times the State can convert them to either a fixed rate or continue them in a variable rate mode. Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

The State has significantly reduced its swap exposure from $6.0 billion as of March 31, 2008 to $2.1 billion as of March 31, 2012, a 65% reduction. Over that period, the State terminated $3.8 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt. The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. Transportation-related bonds are issued for State highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2012, the total amount of general obligation debt outstanding was $3.5 billion.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2012, approximately $23 billion of Personal Income Tax Bonds were outstanding.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

Fiscal Year 2012-13 State Supported Borrowing Plan.  The State's Fiscal Year 2012-13 borrowing plan projects debt issuances of $5.4 billion to finance new capital projects, an increase of $696 million (14.9%) from the prior fiscal year. The bond issuances will finance capital commitments for education ($1.8 billion), transportation ($1.6 billion), State facilities and equipment ($322 million), economic development ($508 million), health and mental hygiene ($670 million), the environment ($498 million) and State facilities and equipment ($332 million). Over the next five years, new debt issuances are projected to total $22.2 billion. New issuances are primarily for education facilities ($8.0 billion), transportation infrastructure ($7.1 billion), mental hygiene and health care facilities ($3.0 billion), State facilities and equipment ($1.4 billion) and the environment ($1.3 billion).

Spending on capital projects is projected to total $9.7 billion in Fiscal Year 2012-13, which includes $1.7 billion in off-budget spending directly from bond proceeds held by public authorities. Overall, capital spending in Fiscal Year 2012-13 is projected to increase by $349 million (4.0%) over Fiscal Year 2011-12 levels. The State plans to finance 54% of capital projects spending with long-term debt. Federal aid is expected to fund 19% of the State's Fiscal Year 2012-13 capital spending, primarily for transportation. State cash resources will finance the remaining 27% of capital spending. Overall, capital spending in Fiscal Year 2012-13 is projected to increase by $349 million (4%) from Fiscal Year 2011-12.

Pension and Retirement Systems

The State's retirement systems comprise the ERS and the PFRS. State employees made up about 34% of total membership during Fiscal Year 2011-12. There were 3,332 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many local authorities of the State. As of March 31, 2012, 656,000 persons were members and 403,000 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries. Investments are made by the Comptroller as trustee of the CRF. Net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.5 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $3.9 billion (2.6%) from prior fiscal year's level of $149.5 billion. The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance.

The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to $198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012. It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2012 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected loss for Fiscal Year 2011-12, 40% of the unexpected gain for Fiscal Year 2010-11, 60% of the unexpected gain for Fiscal Year 2009-10 and 80% of the unexpected loss for Fiscal Year 2008-09. Actuarial assets decreased from $148.6 billion on April 1, 2011 to $147.8 billion on April 1, 2012. The funded ratio, as of April 1, 2012, calculated in August 2012 using the entry age normal funding method and actuarial assets, was 87%.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate will be set annually and will vary according to market performance. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year. For amounts amortized in Fiscal Year 2010-11, the Comptroller set an interest rate of 5%. For amounts amortized in Fiscal Year 2011-12, the interest rate was 3.75%. In Fiscal Year 2011-12, the State elected to amortize $562.9 million and 134 participating employers amortized a total of $216.3 million. The estimated State payment (including Judiciary) due March 1, 2013 is $2.19 billion. The State (including Judiciary) has the option to amortize up to $781.9 million which would reduce the required payment to $1.408 billion. The State payment for Fiscal Year 2012-13 is an estimate. If this amount changes, then the amount that can be amortized would also change. Amounts amortized are treated as receivables for purposes of calculating assets of the CRF. For Fiscal Year 2011-12, the State paid $1.51 billion in contributions (including Judiciary), including amortization payments of approximately $69.1 million.

Litigation

General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims. There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th Centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff. During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki. Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs' petition for certiorari to review the decision of the Second Circuit Court of Appeals.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, is pending in District Court.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or Six Nations Iroquois Confederacy, and that conveyances of portions of that land during the period 1788 to 1822 are null and void. The aboriginal territory described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On September 22, 2010, the District Court granted defendants' motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions. Plaintiff's appeal of that decision is pending before the Second Circuit Court of Appeals.

In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn, but a motion to amend the complaint remains pending in the district court and was stayed through at least September 1, 2012. The Shinnecock appeal to the Second Circuit also remains stayed.

Tobacco Master Settlement Agreement. In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs"). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Two actions have been filed in New York by parties challenging the MSA and portions of laws enacted by the State under the MSA. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers alleged (1) violation of the Commerce Clause of the United States Constitution, (2) the establishment of an output cartel in conflict with the Sherman Act, (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution and (4) federal preemption. The Second Circuit affirmed the dismissal of this action and the United States Supreme Court denied certiorari to review that decision. Accordingly, this action is concluded.

In Grand River Ent. v. King, another cigarette importer raised the same claims as those brought in Freedom Holdings, as well as additional claims, in an action against the attorneys general of thirty states, including New York. On March 22, 2011, the District Court denied plaintiff's motion for summary judgment and granted defendants' motions for summary judgment dismissing the complaint. Plaintiff has moved before the District Court to amend the court's findings and declarations, and also appealed the District Court's decision to the Second Circuit Court of Appeals. On January 30, 2012, the District Court denied plaintiff's motion to amend the court's findings. Both the March 22, 2011 and the January 30, 2012 decision are on appeal.

Arbitration Related to Tobacco Master Settlement Agreement. The PMs also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration.

The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in April 2012. State-specific hearings will commence in May, with New York's hearing scheduled for June 2012. State-specific hearings are scheduled for two weeks each month until June 2013.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York. The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste. The Act directed the State to pay 10% of those clean-up costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined federal and State cost expenditures to date amount to approximately $2.6 billion. The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration: (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process. The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office. Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available. This claim was neither settled nor dismissed and remains in litigation. The District Court will advise the parties as to the date of a conference for the purpose of preparing a scheduling order for adjudication of this claim. In the interim, the parties are discussing potential ways to resolve the Nuclear Waste Policy Act claim without litigation.

Representative Payees. In Weaver et ano. v. State of New York, two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence. The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants. However, the class claims were dismissed on February 10, 2010 for failure to comply with legislation. On March 18, 2010, claimants filed a notice of appeal. On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds. By decision and order dated September 27, 2010, the court granted the State's motion for summary judgment and dismissed the individual claims. The court held that the State statutes relied on by claimants do not apply to Social Security benefits and that executive directors of the Office of Mental Health facilities are acting properly in accordance with the Social Security Act and applicable federal regulations. Claimants served a notice of appeal on November 23, 2010. On January 17, 2012, the appellate court affirmed the decision of the trial court. On March 2, 2012, claimants moved for leave to appeal to the Court of Appeals. On May 8, 2012, the Court of Appeals denied claimants motion for leave. As a result, the case has been concluded in the State's favor and the claim has been dismissed.

Metropolitan Transportation Authority. There are several cases in which the plaintiffs challenge the constitutionality of a 2009 law that imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the MTA, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment the 2009 law violates various State constitutional provisions. Some of the plaintiffs also seek a judgment declaring that the enactment of the 2009 law violated provisions of State law requiring that the MTA be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al., William Floyd Union Free School District v. State, Town of Brookhaven v. Silver, et al., Town of Southampton and Town of Southold v. Silver, Town of Huntington v. Silver, Mangano v. Silver, Town of Smithtown v. Silver and Vanderhoef v. Silver. Suffolk County, the Orange County Chamber of Commerce, and a number of additional towns, and a village have also joined the Mangano case as plaintiffs.

The defendants sought to change the venue of all of these cases to Albany County or New York County and venue has been changed in most of the cases. In Mangano, the trial court denied defendants' motion for change of venue. An appeal of that order is proceeding and all parties have moved for summary judgment. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor. The plaintiffs in Hampton then voluntarily stipulated to discontinue their case, as did the plaintiff in Floyd after legislative amendment of the applicable statute that exempted school districts from the "mobility tax" imposed by this statute on employers in the Metropolitan Commuter Transportation District. The trial court issued decisions granting summary judgment to defendants in Brookhaven, Huntington, Southampton/Southold and Vanderhoef. The plaintiffs in Brookhaven and Huntington appealed from those decisions in their cases but failed to perfect their appeals within nine months after the date of their notices of appeal, which means their appeals are deemed abandoned.

School Aid. In Becker et al. v. Paterson et al., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated various provisions of the State Constitution. Since the commencement of the suit, the moneys at issue have been released. Pursuant to a court-direct schedule, plaintiffs moved for summary judgment on March 5, 2010. Defendants cross-moved for summary judgment on April 15, 2010.

In a second case involving the same parties, plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid from March 31, 2010 to June 1, 2010 also violated various State constitutional provisions. Since the commencement of the suit, the moneys at issue were released. Plaintiffs moved for summary judgment on July 21, 2010 and defendants responded and cross-moved for summary judgment on September 16, 2010. On January 14, 2011, the trial court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions. On February 25, 2011, plaintiffs appealed. The appeal was never perfected and has been deemed abandoned.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument. The argument of the appeal was scheduled for March 20, 2012. On August 18, 2011, the trial court granted the State's motion to stay all proceedings in the case until further order of the court or a decision from the Court of Appeals. The plaintiffs filed a motion to have the stay vacated or modified to permit the continuation of depositions and the filing of a motion for partial summary judgment. On December 6, 2011, the trial court granted plaintiffs' motion for renewal and modified the stay to the extent of permitting discovery to continue, but refused to allow plaintiffs to file a motion for partial summary judgment or any other dispositive motion. Depositions are being scheduled and the discovery deadline is December 31, 2012.

Sales Tax.  There are several cases challenging the State's authority to collect taxes on cigarettes sold on Indian reservations. In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members. In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion. The State moved for summary judgment in two cases. The plaintiffs moved for voluntary dismissal without prejudice in these cases. On January 9, 2012, the district court in one of the two cases granted plaintiff's motion for summary dismissal without prejudice and denied the State's motion for summary judgment as moot. Arguments in the second case were heard on December 20, 2011. On January 9, 2012, the trial court in the first case granted plaintiff's motion for voluntary dismissal without prejudice and denied the defendants' motion for summary judgment as moot.

In Day Wholesale Inc., et al. v. State, et al., plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers. On August 31, 2010, the trial court issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law. The court also denied plaintiffs' motion for a preliminary injunction. The plaintiffs appealed. On September 14, 2010 the appellate court denied plaintiffs' motion for a preliminary injunction. The appeal is now deemed abandoned because plaintiffs failed to perfect the appeal within nine months of the filing of the notice of appeal.

On February 10, 2011, the Seneca Nation of Indians commenced Seneca Nation of Indians v. State of New York, et al., challenging the promulgation of regulations to implement the statutory voucher system intend to enable the State to collect taxes on certain sales of cigarettes on Indian reservations. Plaintiffs seek declaratory judgment that the regulations are void, a temporary and permanent injunction against enforcing both the regulations and the statutory provisions authorizing the voucher system. On June 8, 2011, the court issued an order granting defendants' motion for summary judgment and dismissing the complaint. On November 18, 2011, the appellate court affirmed the decision. The plaintiff's motion for leave to appeal to the Court of Appeals was denied on February 21, 2012.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction. Plaintiffs appealed to the appellate court, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011. By decision dated August 2, 2012, the trial court granted defendants' motion for summary judgment dismissing the complaint and denied plaintiffs' cross motion for summary judgment.

Eminent Domain. In Gyrodine v. State of New York, claimant seeks compensation under the Eminent Domain Procedures Law. By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation. On September 13, 2010, the State appealed from the decision. In a decision dated November 22, 2011, the appellate court affirmed the Court of Claims' decision. The State's motion for reargument or, in the alternative, leave to appeal to the Court of Appeals, was denied on February 17, 2012. On June 5, 2012, the appellate court denied the State's motion for leave to appeal. The State paid the judgment on July 5, 2012.

Insurance Department Assessments. In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate the federal Constitution to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. On June 9, 2010, the State filed a motion for summary judgment. By decision dated March 10, 2011, plaintiffs' motion for permission to conduct discovery prior to responding to the State's motion for summary judgment was granted. Plaintiffs have since filed an amended complaint adding challenges to assessments issued after the commencement of this action and the State has withdrawn its motion for summary judgment without prejudice. The State has filed its answer to the amended complaint and is engaged in the discovery process, the deadline for which is October 1, 2012.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds and Cash Management Funds

In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.

III-1

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS.

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds (money market funds only). Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on such day on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees." See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account

III-2

Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A. Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Dreyfus Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the NAV per share of that class plus a sales load as shown below:

III-3

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the NAV per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

III-4

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing. Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at NAV without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor. Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at NAV without a sales load whether or not purchasing such shares directly through the Distributor. Additional information about purchasing Class A shares at NAV is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at NAV without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by

III-5

Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

• Conversion of All Class B Shares. Effective on or about the Effective Date (March 13, 2012), each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

All Other Share Classes. The public offering price is the NAV per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

III-6

Taxpayer ID Number

Federal regulations require that you provide a certified taxpaper identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days). For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow

III-7

such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the

III-8

increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, repurchase orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

III-9

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV on such day, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees."

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their automated facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds (minimum $500) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

III-10

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Share Certificates; Medallion Signature Guarantees

Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS. To modify or terminate your participation in a service, call 1-800-DREYFUS. Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

III-11

Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of the Worldwide Dollar Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

As of the Effective Date, holders of Class A shares of a fund or the General Fund received by conversion from Class B shares, and holders of shares of the Worldwide Dollar Fund received in a prior exchange for a fund's Class B

III-12

shares, may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I or Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

III-13

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class (if applicable) of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares held through a Retirement Plan are not eligible for this privilege. Identically registered existing IRA accounts are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

III-14

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS.

Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular

III-15

IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest all or substantially all of their investable assets in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply primarily to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

III-16

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect

III-17

of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates. Warrants or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price

III-18

volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

III-19

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal must be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

III-20

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic

III-21

downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to

III-22

dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that

III-23

permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate or sovereign obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between a fund and the borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

III-24

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For

III-25

this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

III-26

The Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies' stock, as described below. In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since 2009, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve's purchases have terminated, the Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. While the Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, Treasury or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In August 2012 it was reported that FNMA and FHLMC had collectively drawn $190 billion in federal aid and paid $46 billion in dividends since being placed in conservatorship in 2008. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government's commitment to ensure that FNMA and FHLMC have sufficient capital to meet their obligations is, however, unaffected by the downgrade. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a fund.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

III-27

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

III-28

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine

III-29

and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in

III-30

either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011. Stockton, California also filed for bankruptcy in July 2012, making it the largest U.S. city in history to file for bankruptcy. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

III-31

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face

III-32

value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable

III-33

rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments.  Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will

III-34

be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

III-35

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

III-36

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to

III-37

the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries many not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. Investments in India involve certain risks and special considerations. Such risks include but are not limited to: (a) social, economic and political uncertainty, including war; (b) the ability to sustain strong economic growth; (c) greater price fluctuations and market volatility; (d) less liquidity and smaller capitalization of securities markets; (e) currency exchange rate fluctuations; (f) interest rate fluctuations; (g) government involvement in and control over the economy; (h) government decisions to discontinue support of economic reform programs; (i) differences in accounting, auditing and financial reporting standards; and (j) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation,

III-38

social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

India's political, social and economic stability is related to its developing status. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors ("FIIs"), such as Dreyfus, and sub-accounts. Only registered FIIs and sub-accounts and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. FIIs and their sub-accounts are required to register with and be approved by the Securities and Exchange Board of India ("SEBI"), and must continue to satisfy certain requirements imposed by SEBI. There can be no guarantee that Dreyfus or a fund will satisfy these requirements to continue their FII and sub-account status, respectively. FIIs and their sub-accounts are required to observe certain investment restrictions which may limit a fund's ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. India's guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

The Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a fund's income, gains or initial capital from India will not occur.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute

III-39

the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest

III-40

arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated

III-41

collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds (ETFs)

Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF with a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark

III-42

index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk,

III-43

or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and

III-44

anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The funds have claimed exclusions from the definition of the term "commodity pool operator" under the CEA and, therefore, are not subject to registration or regulation as a pool operator under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that may affect the ability of the funds to continue to claim this exclusion. The funds may be limited in their ability to use futures or options thereon or engage in swaps transactions and potentially certain types of forward transactions if the funds continued to claim the exclusion. Under these amendments, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of a fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments became effective on April 24, 2012, but the compliance date for existing funds, such as the funds, currently is December 31, 2012. If the funds were no longer able to claim the exclusion, the Manager would likely become subject to registration and regulation as a commodity pool operator. The funds and the Manager are continuing to analyze the effect of these rule changes on the funds.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss.

III-45

Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no

III-46

such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

III-47

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules proposed by the CFTC or SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the fund to enter into certain types of derivative transactions.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

III-48

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments

III-49

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Participatory Notes. Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the

III-50

issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

III-51

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

III-52

In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. A fund may make short sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. To complete a short sale transaction, a fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund, which would result in a loss or gain, respectively. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or cash equivalents or, to the extent a permissible investment for the fund, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three

III-53

days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities

III-54

sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The fund could be compensated also through the receipt of fee income equivalent to a lower forward price. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings and other senior securities.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may

III-55

have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such

III-56

security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or

III-57

sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

III-58

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in

III-59

which the fund may invest. See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

III-60

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

See "Lending Portfolio Securities" above under "All Funds other than Money Market Funds."

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

III-61

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

III-62

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

III-63

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

III-64

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely

III-65

payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

III-66

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

III-67

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

III-68

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

III-69

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating and compensation committees, each comprised of Independent Board Members. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The boards (other than the boards of the money market funds) also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, the Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may

III-70

make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For BNY Mellon ARX, Mellon Capital, Newton, Standish, TBCAM, Urdang and Walter Scott, which are all wholly-owned subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

Geneva: Amy S. Croen, William A. Priebe, Linda J. Priebe and Priebe Living Trust dated 04/01/98 (William A. Priebe and Linda J. Priebe, Trustees)

Hamon: Hamon Investment Management Holdings Limited, Hamon Investment Holdings Ltd., The Hamon Investment Group Pte Limited and Simon Associates Ltd.; Hamon also is an affiliate of BNY Mellon

Iridian: Alhero LLC, Article I Family Trust under Harold J. Levy 2009 Irrevocable Trust dated 5/28/09 (Shari B. Levy Trustee), Article I Family Trust under David L. Cohen 2008 Irrevocable Trust dated 4/22/08 (Jay Cohen, Michael Greene & Jeffrey Elliott, Trustees), Arovid Associates LLC, David L. Cohen, Harold J. Levy and LLMD LLC

Kayne: Virtus Partners, Inc. and Virtus Investment Partners, Inc. ("Virtus")

King: Roger E. King

Lombardia: George G. Castro, Alvin W. Marley and Lombardia Capital Partners, Inc.

Neuberger Berman: Lehman Brothers Holdings Inc., Neuberger Berman Group LLC, Neuberger Berman Holdings LLC and NBSH Acquisition, LLC

Nicholas: AEN, L.P., NIC LLC, Catherine Charlotte Nicholas Trust dated 9/15/94 (Catherine Charlotte Nicholas, Trustee), Catherine C. Somhegyi Nicholas and Arthur E. Nicholas

Riverbridge: Mark A. Thompson

Sarofim & Co.: The Sarofim Group, Inc. and Fayez S. Sarofim

TS&W: OM Group (UK) Limited, Old Mutual plc, Old Mutual (US) Holdings, Inc. and TS&W Investment GP LLC

Vulcan: C.T. Fitzpatrick

Walthausen: John B. Walthausen

III-71

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. For the TBCAM Stock Funds, portfolio managers are employed by the Manager. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

BNY Mellon ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from BNY Mellon ARX's profits. The primary objectives of BNY Mellon ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals. BNY Mellon ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to BNY Mellon ARX.

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indexes. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian. Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm. Bonuses are based on performance.

Kayne. Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.

III-72

Base Salary. Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of a fund managed is measured over one-, three and five-year periods. Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts. In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.

Other Benefits. Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans. While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.

King. Total compensation for the portfolio management team, of which each member is a principal of King, includes a fixed annual salary and may include a discretionary annual bonus.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward superior investment and business performance

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the

III-73

products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and

III-74

Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the elective deferrals up to 3% of each employee's compensation, and an additional 50% on deferrals on the next 2% of each employee’s compensation.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

III-75

Standish. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.

Investment Professionals. With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards. Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance. Further allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers. Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

III-76

Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Urdang. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in Urdang's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by Urdang in affiliated mutual funds.

Vulcan. Vulcan's compensation structure includes the following components: base salary, bonus based on contribution to the research process, retirement plan, medical benefits and substantial ownership in the firm.

Walter Scott. Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY Mellon employees and those of its affiliated sub-advisers.

In the case of portfolio managers responsible for managing a fund and managed accounts, the method used to determine their compensation is generally the same for all funds and investment accounts. A portfolio manager's base salary is determined by the portfolio manager's experience and performance in the role, taking into account BNY Mellon's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the fund(s) managed by the portfolio manager relative to expectations for how the fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the fund(s). For each fund, the performance factor depends on how the portfolio manager performs relative to the fund's benchmark and the fund's peer group, over one-year and three-year time periods. While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded for performance. As the firm grows, Walthausen intends to allocate profits across ownership levels.

III-77

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Manager or the funds, or effect transaction on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Manager. Accordingly, the Manager has informed management of the funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for

III-78

compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients. In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the

III-79

funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars, and foreign currency forward contracts are valued at the forward rate obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to

III-80

calculate their NAVs. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund

III-81

with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

III-82

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The funds do not expect to realize any long-term capital gains or losses.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year

III-83

if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned)

III-84

for one year or less. Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.

Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below). Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income. In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related

III-85

property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after

III-86

January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign

III-87

currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

III-88

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

III-89

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to certain shareholders who fail to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be

III-90

subject to backup withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of a fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

III-91

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain accountholders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders will be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code. While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provisions.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Several provisions of the Code relating to the taxation of RICs and their non-U.S. shareholders expired at the end of 2011, and it is possible that those provisions could be legislatively extended (possibly with retroactive effect). Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action, be extended or otherwise modified. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

III-92

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

III-93

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

III-94

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the

III-95

Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings and any ongoing arrangements to make available information about fund portfolio holdings. It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

III-96

Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio. Dreyfus, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus' and its affiliates' discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline

III-97

has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by Dreyfus on behalf of a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a

III-98

Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Entity

An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

AMT	Alternative Minimum Tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
BNY Mellon ARX	BNY Mellon ARX Investimentos Ltda.
Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York AMT-Free Municipal Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

III-99

Term	Meaning
CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
EACM	EACM Advisors LLC
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds
Exchange Account

A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds

Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, which each invests all or substantially all of its investable assets in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc.

General Government Securities Money Market Fund

General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.

General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Hamon	Hamon Asian Advisors Limited
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus

III-100

Term	Meaning
Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
Kayne	Kayne Anderson Rudnick Investment Management, LLC
King	King Investment Advisors, Inc.
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created

III-101

Term	Meaning

pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

III-102

Term	Meaning
Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests all or substantially all of its investable assets
Urdang	Urdang Securities Management, Inc.
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Vulcan	Vulcan Value Partners, LLC
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

III-103

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

A(1) Third Amended and Restated Master Trust Agreement filed on January 8, 1993, is incorporated by reference to Post-Effective Amendment No. 22, filed on January 29, 1993.

A(2) Amendment No. 1 to the Third Amended and Restated Master Trust Agreement filed on May 21, 1993, is incorporated by reference to Post-Effective Amendment No. 24, filed on June 29, 1993.

A(3) Amendment No. 2 to the Third Amended and Restated Master Trust Agreement filed on February 7, 1994, is incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

A(4) Amendment No. 3 to the Third Amended and Restated Master Trust Agreement filed on March 31, 1994, is incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

A(5) Amendment No. 4 to the Third Amended and Restated Master Trust Agreement, is incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

A(6) Amendment No. 5 to the Third Amended and Restated Master Trust, is incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

A(7) Amendment No. 6 to the Third Amended and Restated Master Trust Agreement, dated August 30, 1996, is incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

A(8) Amendment No. 7 to the Third Amended and Restated Master Trust Agreement, dated February 27, 1997, is incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

B Amended and Restated By-Laws, dated July 1, 2011 are incorporated by reference to Post-Effective Amendment No. 65, filed on October 26, 2011.

D Investment Management Agreement between the Registrant and The Dreyfus Corporation, dated November 20, 1995, is incorporated by Reference to Exhibit (D) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on October 23, 2006.

E(1) Form of Distribution Agreement, dated March 22, 2000, and Amended October 1, 2010 is incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed on October 25, 2010.

E(2) Forms of Service Agreements are incorporated by reference to Post-Effective Amendment No. 62, filed on October 24, 2008.

E(3) Forms of Supplemental to Service Agreements are incorporated by reference to Post-Effective Amendment No. 62, filed on October 24, 2008.

F Not Applicable.

G Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011 (effective as of May 1, 2011) is incorporated by reference to Post-Effective Amendment No. 65, filed on October 26, 2011.

H Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc., dated May 29, 2012, is filed herewith.

I Opinion and Consent of Registrants counsel is filed herewith.

J(1) Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Post-Effective Amendment No 36.

J(2) Consent of Independent Registered Public Accounting Firm is filed herewith.

P(1) Revised Code of Ethics adopted by the Registrant, dated May 29, 2012 is filed herewith.

P(2) Code of Ethics adopted by the non-management Board members of the Dreyfus Family of Funds, effective March 31, 2010 is incorporated by reference to Post-Effective Amendment No. 64, filed on October 25, 2010.

Other Exhibits

(a) Power of Attorney of Bradley J. Skapyak, James Windels and Trustees, dated October 25, 2012 is filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 30.  Indemnification

 The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article VI of the Registrant’s Third Amended and Restated Master Trust Agreement and any amendments thereto, Article 10 of the Registrants Amended and Restated By-Laws and Section 1.10 of the Distribution Agreement.

Item 31. Business and Other Connections of Investment Adviser

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as an investment adviser, sub-investment adviser or administrator.

Item 31. Business and Other Connections of Investment Adviser (continued)
  Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board	3/08 - Present 3/08 - Present

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Diane P. Durnin Vice Chair and Director	None

Robert G. Capone Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present
	The Bank of New York Mellon*****	Vice President	2/06 - Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Christopher E. Sheldon Chief Investment Officer, Executive Vice President and Director	Mellon Global Investing Corp. +	Senior Vice President	5/08 - Present
	BNY Mellon, National Association+	Managing Director	7/09 – Present
	The Bank of New York Mellon*****	Managing Director	7/09 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director Senior Vice President	5/11 - Present 5/10 - Present 5/10 - 5/11

Dwight Jacobsen Executive Vice President and Director	MBSC Securities Corporation++	Executive Vice President Director	6/08 – Present 6/08 – Present

Cynthia Fryer Steer Director	None

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 8/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President Senior Vice President	12/11 – Present 5/06 – 12/11

John Pak Chief Legal Officer	Deutsche Bank 60 Wall Street New York, NY 10005	Managing Director	3/05 - 7/12

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	3/05 - 7/12

Gary E. Abbs Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 - Present

	Dreyfus Service Organization++	Vice President – Tax	1/09 - Present

	Dreyfus Consumer Credit Corporation++	Chairman President	1/09 – 8/10 1/09 – 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	7/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	1/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	1/09 – 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 – Present

Anthony Mayo Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Pareto New York LLC++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC*****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Managing Director	7/09 - Present

	MBNA Institutional PA Services, LLC+	Managing Director Senior Vice President	7/09 - Present 10/06 - 7/09

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present

	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC*****	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 8/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Mortgage Securities Fund
7.	Dreyfus Bond Funds, Inc.
8.	Dreyfus Cash Management
9.	Dreyfus Funds, Inc.
10.	The Dreyfus Fund Incorporated
11.	Dreyfus Government Cash Management Funds
12.	Dreyfus Growth and Income Fund, Inc.
13.	Dreyfus Index Funds, Inc.

14.	Dreyfus Institutional Cash Advantage Funds
15.	Dreyfus Institutional Preferred Money Market Funds
16.	Dreyfus Institutional Reserves Funds
17.	Dreyfus Intermediate Municipal Bond Fund, Inc.
18.	Dreyfus International Funds, Inc.
19.	Dreyfus Investment Funds
20.	Dreyfus Investment Grade Funds, Inc.
21.	Dreyfus Investment Portfolios
22.	The Dreyfus/Laurel Funds, Inc.
23.	The Dreyfus/Laurel Funds Trust
24.	The Dreyfus/Laurel Tax-Free Municipal Funds
25.	Dreyfus LifeTime Portfolios, Inc.
26.	Dreyfus Liquid Assets, Inc.
27.	Dreyfus Manager Funds I
28.	Dreyfus Manager Funds II
29.	Dreyfus Massachusetts Municipal Money Market Fund
30.	Dreyfus Midcap Index Fund, Inc.
31.	Dreyfus Money Market Instruments, Inc.
32.	Dreyfus Municipal Bond Opportunity Fund
33.	Dreyfus Municipal Cash Management Plus
34.	Dreyfus Municipal Funds, Inc.
35.	Dreyfus Municipal Money Market Fund, Inc.
36.	Dreyfus New Jersey Municipal Bond Fund, Inc.
37.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
38.	Dreyfus New York AMT-Free Municipal Bond Fund
39.	Dreyfus New York AMT-Free Municipal Money Market Fund
40.	Dreyfus New York Municipal Cash Management
41.	Dreyfus New York Tax Exempt Bond Fund, Inc.
42.	Dreyfus Opportunity Funds
43.	Dreyfus Pennsylvania Municipal Money Market Fund
44.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
45.	Dreyfus Premier GNMA Fund, Inc.
46.	Dreyfus Premier Investment Funds, Inc.
47.	Dreyfus Premier Short-Intermediate Municipal Bond Fund

48.	Dreyfus Premier Worldwide Growth Fund, Inc.
49.	Dreyfus Research Growth Fund, Inc.
50.	Dreyfus State Municipal Bond Funds
51.	Dreyfus Stock Funds
52.	Dreyfus Short-Intermediate Government Fund
53.	The Dreyfus Socially Responsible Growth Fund, Inc.
54.	Dreyfus Stock Index Fund, Inc.
55.	Dreyfus Tax Exempt Cash Management Funds
56.	The Dreyfus Third Century Fund, Inc.
57.	Dreyfus Treasury & Agency Cash Management
58.	Dreyfus Treasury Prime Cash Management
59.	Dreyfus U.S. Treasury Intermediate Term Fund
60.	Dreyfus U.S. Treasury Long Term Fund
61.	Dreyfus 100% U.S. Treasury Money Market Fund
62.	Dreyfus Variable Investment Fund
63.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
64.	General California Municipal Money Market Fund
65.	General Government Securities Money Market Funds, Inc.
66.	General Money Market Fund, Inc.
67.	General Municipal Money Market Funds, Inc.
68.	General New York Municipal Money Market Fund
69.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant

Jon R. Baum*	Chairman of the Board	None
Ken Bradle**	Chief Executive Officer, President and Director	None

Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None

Christopher D. O'Connor*	Executive Vice President and Director	None

Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President

Bill E. Sappingon*	Executive Vice President and Director	None

Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Mercedez Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None

Kathleen DeNicholas*	Chief Legal Officer and Secretary	None

Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	Anti-Money Laundering Compliance Officer

Matthew D. Connolly*	Anti-Money Laundering Officer	None

Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President – Tax	None
John E. Lane******	Vice President	None
Kathleen Geis******	Vice President	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Dean M. Steigauf******	Vice President	None

Donna M. Impagliazzo**	Vice President – Compliance	None

Anthony Nunez*	Vice President – Finance	None

Claudine Orloski***	Vice President – Tax	None

William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   One Wall Street
   New York, New York 10286

2. The Bank of New York Mellon
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258

  3. BNY Mellon Investment Servicing (US), Inc.
   4400 Computer Drive
   Westborough, MA 01581

  4. The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th of October 2012.

The Dreyfus/Laurel Tax-Free Municipal Funds

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	10/26/2012

Bradley J. Skapyak

/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	10/26/2012

James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	10/26/2012

Joseph S. DiMartino

/s/James M. Fitzgibbons*	Board Member	10/26/2012

James M. Fitzgibbons

/s/Kenneth A. Himmel*	Board Member	10/26/2012

Kenneth A. Himmel

/s/Stephen J. Lockwood*	Board Member	10/26/2012

Stephen J. Lockwood

/s/Roslyn M. Watson*	Board Member	10/26/2012

Roslyn M. Watson

/s/Benaree Pratt Wiley*	Board Member	10/26/2012

Benaree Pratt Wiley

/s/Francine J. Bovich*	Board Member	10/26/2012
Francine J. Bovich

*BY:	/s/James Bitetto
James Bitetto Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

H Transfer Agency Agreement dated May 29, 2012.

I Opinion and consent of Registrant's counsel.

J Consent of Independent Registered Public Accounting Firm.

P(1) Revised Code of Ethics, dated May 29, 2012.

Other Exhibits

(a) Power of Attorney, dated October 25, 2012.